                                                                                EXECUTION COPY

                       RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                         as Depositor

                                             and

                                   WILMINGTON TRUST COMPANY

                                       as Owner Trustee

                          _________________________________________

                             AMENDED AND RESTATED TRUST AGREEMENT

                                   Dated as of May 30, 2007

                          __________________________________________

                            Home Equity Loan-Backed Certificates,
                                       Series 2007-HSA3

                                      Table of Contents

Section
Page
                                       ARTICLE 1
                                      Definitions

Section 1.01.     Definitions...............................................................1
Section 1.02.     Other Definitional Provisions.............................................1

                                      ARTICLE II
                                     Organization

                                      ARTICLE III
                   Conveyance Of The Home Equity Loans; Certificates

Section 3.01.     Conveyance of The Home Equity Loans.......................................6
Section 3.02.     Initial Ownership.........................................................6
Section 3.03.     The Certificates..........................................................6
Section 3.04.     Authentication of Certificates............................................6
Section 3.05.     Registration of and Limitations on Transfer And Exchange of

Section 3.12.     Additional Certificate Security Balances Upon Issuance of Capped

                                      ARTICLE IV
                         Authority And Duties Of Owner Trustee

Section 4.04.     No Duties Except as Specified Under Specified Documents or In
                  Instructions.............................................................17
Section 4.05.     Restrictions.............................................................18
Section 4.06.     Prior Notice To Certificateholders and The Credit Enhancer With

                                       ARTICLE V
                              Application Of Trust Funds

                                      ARTICLE VI
                             Concerning The Owner Trustee

                                      ARTICLE VII
                             Compensation Of Owner Trustee

Section 7.01.     Owner Trustee's Fees And Expenses........................................27
Section 7.02.     Indemnification..........................................................27

                                     ARTICLE VIII
                            Termination of Trust Agreement

Section 8.01.     Termination of Trust Agreement...........................................28
Section 8.02.     Additional Termination Requirements......................................29

                                      ARTICLE IX
                Successor Owner Trustees and Additional Owner Trustees

                                       ARTICLE X
                                     Miscellaneous

                                      ARTICLE XI
                                Compliance with Reg AB

Signatures

EXHIBIT

Exhibit A - ...Form of Class SB Certificate                                            A-1
Exhibit B - ...Certificate of Trust of Home Equity Loan Trust 2007-HSA3                B-1
Exhibit C - ...Form of 144A Investment Representation                                  C-1
Exhibit D - ...Form of Investor Representation Letter                                  D-1
Exhibit E -  ..Form of Transferor Representation Letter                                E-1
Exhibit F - ...Form of Certificate of Non-Foreign Status                               F-1
Exhibit G - ...Form of ERISA Representation Letter                                     G-1
Exhibit H - ...Form of Representation Letter                                           H-1
Exhibit I  -...Form of Class R Certificates                                            I-1
Exhibit J-1  - Form of Transfer Affidavit and Agreement                                J-1-1
Exhibit J-2  - Form of Transferor Certificate                                          J-2-1

        This Amended and Restated Trust  Agreement,  dated as of May 30, 2007 (as amended from time to time, this "Trust  Agreement"),  between  RESIDENTIAL  FUNDING MORTGAGE SECURITIES II,
INC., a Delaware  corporation,  as depositor (the "Depositor") and WILMINGTON TRUST COMPANY, a
Delaware banking corporation, as owner trustee (the "Owner Trustee"),

                                       WITNESSETH THAT:

        WHEREAS,  the Depositor and the Owner Trustee  entered into a trust agreement dated as of May 29,  2007,  in  connection  with the  formation  of a  Delaware  statutory  trust  (the
"Original Trust Agreement"); and

        WHEREAS,  the  Depositor  and the Owner Trustee wish to amend and restate the Original
Trust Agreement.

        NOW,  THEREFORE,  in  consideration of the mutual  agreements  herein  contained,  the
Depositor and the Owner Trustee agree as follows:

                                          ARTICLE I

                                         Definitions

        Section 1.01. Definitions.  For  all  purposes  of this  Trust  Agreement,  except  as otherwise  expressly  provided herein or unless the context  otherwise  requires,  capitalized terms  not  otherwise  defined  herein  shall  have the  meanings  assigned  to such  terms in
Appendix  A to the  Indenture  dated  May 30,  2007 (the  "Indenture"),  between  Home  Equity
Loan Trust 2007-HSA3,   as  issuer,  and  LaSalle  Bank  National  Association,  as  indenture trustee.  All other capitalized terms used herein shall have the meanings specified herein.

        Section 1.02. Other Definitional Provisions.

        (a)    All terms defined in this Trust Agreement shall have the defined  meanings when used in any certificate or other document made or delivered  pursuant hereto unless  otherwise defined therein.

        (b)    As used in this Trust  Agreement and in any  certificate or other document made or  delivered  pursuant  hereto  or  thereto,  accounting  terms  not  defined  in this  Trust
Agreement or in any such  certificate or other document,  and accounting  terms partly defined in this  Trust  Agreement  or in any such  certificate  or other  document  to the  extent not
defined,   shall  have  the  respective  meanings  given  to  them  under  generally  accepted accounting  principles.  To the extent that the definitions of accounting  terms in this Trust
Agreement or in any such certificate or other document are  inconsistent  with the meanings of such terms under generally accepted accounting  principles,  the definitions contained in this
Trust Agreement or in any such certificate or other document shall control.

        (c)    The words  "hereof,"  "herein,"  "hereunder"  and words of similar  import when used in this Trust  Agreement  shall refer to this Trust  Agreement  as a whole and not to any particular  provision  of this  Trust  Agreement;  Article,  Section  and  Exhibit  references contained in this Trust  Agreement are references to Articles,  Sections and Exhibits in or to this Trust Agreement unless otherwise  specified;  the term "including"  shall mean "including without  limitation";  and the term "proceeds"  shall have the meaning ascribed thereto in the
UCC.

        (d)    The  definitions  contained  in this  Trust  Agreement  are  applicable  to the singular  as well as the  plural  forms of such terms and to the  masculine  as well as to the feminine and neuter genders of such terms.

        (e)    Any  agreement,  instrument or statute  defined or referred to herein or in any instrument or certificate  delivered in connection  herewith means such agreement,  instrument or statute as from time to time amended,  modified or  supplemented  and includes (in the case
of  agreements  or  instruments)   references  to  all  attachments  thereto  and  instruments incorporated  therein;  references  to a  Person  are  also to its  permitted  successors  and assigns.

                                          ARTICLE II

                                         Organization

        Section 2.01. Name.  The trust created  hereby (the  "Trust")  shall be known as "Home
Equity Loan Trust  2007-HSA3,"  in which name the Owner  Trustee  may conduct the  business of the Trust,  make and execute  contracts and other  instruments  on behalf of the Trust and sue and be sued.

        Section 2.02. Office.  The office of the Trust  shall be in care of the Owner  Trustee at the  Corporate  Trust Office or at such other  address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders, the Credit Enhancer and the Depositor.

        Section 2.03. Purposes  and  Powers.  The  purpose  of the  Trust is to  engage in the following activities:

        (a)    to issue the Notes pursuant to the Indenture and the  Certificates  pursuant to this Trust Agreement and to sell the Notes and the Certificates;

        (b)    to purchase the Home Equity Loans and to pay the  organizational,  start-up and transactional expenses of the Trust;

        (c)    to assign,  grant,  transfer,  pledge and convey the Home Equity Loans pursuant to the Indenture and to hold,  manage and  distribute  to the  Certificateholders  pursuant to
Section 5.01 any portion of the Home Equity Loans  released  from the Lien of, and remitted to the Trust pursuant to the Indenture;

        (d)    to enter into and perform its  obligations  under the Basic  Documents to which it is to be a party;

        (e)    to engage in those  activities,  including  entering into agreements,  that are necessary,  suitable or convenient to accomplish  the foregoing or are  incidental  thereto or connected  therewith,  including,  without limitation,  to accept additional  contributions of equity that are not subject to the Lien of the Indenture; and

        (f)    subject  to  compliance  with the Basic  Documents,  to  engage  in such  other activities as may be required in connection  with  conservation  of the Owner Trust Estate and the making of  distributions  to the  Certificateholders  and the  Noteholders and payments to the Credit Enhancer.

The Trust is hereby  authorized  to engage in the  foregoing  activities.  The Trust shall not engage in any activity  other than in connection  with the foregoing or other than as required or authorized by the terms of this Trust  Agreement or the Basic  Documents  while any Note is outstanding  without  the  consent of the  Certificateholders  of  Certificates  evidencing  a majority of the aggregate Certificate  Percentage Interest of each Class of Certificates,  the
Noteholders  of Notes  representing  a majority  of the  aggregate  Security  Balances  of the
Notes, the Credit Enhancer and the Indenture Trustee.

        Section 2.04. Appointment of Owner Trustee.  The Depositor  hereby  appoints the Owner
Trustee as trustee  of the Trust  effective  as of the date  hereof,  to have all the  rights, powers and duties set forth herein.

        Section 2.05. Initial  Capital  Contribution  of Owner  Trust  Estate.  The  Depositor
hereby sells, assigns,  transfers,  conveys and sets over to the Trust, as of the date hereof, the sum of $1.  In  consideration  of the  delivery  by the  Owner  Trustee,  on behalf of the
Trust,  of the  Securities to the Depositor or its designee,  upon the order of the Depositor, the Owner Trustee hereby acknowledges  receipt in trust from the Depositor,  as of the Closing
Date,  and  concurrently  with the execution and delivery  hereof,  the Depositor  does hereby transfer,  assign, set over and otherwise convey to the Trust,  without recourse,  but subject to the other  terms and  provisions  of this  Trust  Agreement,  all of the  right,  title and interest  of the  Depositor  in and  to  the  Owner  Trust  Estate.  The  foregoing  transfer, assignment,  set over and  conveyance  does not, and is not intended to,  result in a creation or an  assumption  by the Trust of any  obligation  of the  Depositor  or any other  Person in connection  with the Trust  Estate or under any  agreement  or  instrument  relating  thereto, except as specifically set forth herein.

        The Owner Trustee,  on behalf of the Trust,  acknowledges  the conveyance to the Trust by the  Depositor,  as of the Closing Date,  of the Owner Trust  Estate,  including all right, title and  interest of the  Depositor  in and to the Owner  Trust  Estate.  Concurrently  with such  conveyance  and in exchange  therefor,  the Trust has  pledged  the Trust  Estate to the
Indenture  Trustee and has executed the  Certificates and the Notes and caused them to be duly authenticated and delivered.

        Section 2.06. Declaration of Trust.  The Owner Trustee  hereby  declares that it shall hold the Owner Trust Estate in trust upon and subject to the  conditions  set forth herein for the use and benefit of the  Certificateholders,  subject to the obligations of the Trust under the Basic  Documents.  It is the intention of the parties  hereto that the Trust  constitute a statutory  trust under the Statutory  Trust Statute and that this Trust  Agreement  constitute the  governing  instrument  of such  statutory  trust.  Effective as of the date  hereof,  the
Owner Trustee  shall have all rights,  powers and duties set forth herein and in the Statutory
Trust  Statute with respect to  accomplishing  the purposes of the Trust.  It is the intention of the parties  hereto that  solely for  federal,  state and local  income and  franchise  tax purposes,  for so long as 100% of the Class SB-II  Certificates are held by a single person or entity,  the Trust  (other than the  portion of the Trust  constituting  the REMICs)  shall be treated as a  disregarded  entity,  with the Owner Trust  Estate,  exclusive of the portion of the Owner Trust Estate  constituting the REMICs,  being treated as assets of the single person or entity,  and the Class II Notes being treated as debt of the single  person or entity,  and the provisions of this Trust  Agreement  shall be interpreted  to further this  intention.  It is the  intention of the parties  hereto that an election to be treated as a REMIC ("REMIC I")
for federal  income tax  purposes be made with  respect to the Home Equity Loans in Loan Group
I together  with the  proceeds  of the Home Equity  Loans in Loan Group I and the  proceeds of the Group I Policy on deposit in the Certificate  Distribution  Account, the Custodial Account
and the Payment  Account,  for purposes of the REMIC  Provisions.  It is also the intention of the  parties  hereto that a second  election to be treated as a REMIC be made with  respect to the REMIC I Regular  Interests  ("REMIC II").  The Issuer will provide for the  administration of REMIC I and REMIC II  pursuant  to  Article  XI of the  Indenture.  If more than one person owns the Class  SB-II  Certificates,  then it is the  intention  of the parties  hereto,  that solely for federal,  state and local income and  franchise  tax purposes the Trust,  exclusive of the  portion of the Owner  Trust  Estate  constituting  the  REMICs,  shall be treated as a partnership,  with the assets of the  partnership  being the Owner Trust Estate,  exclusive of the assets of the  REMICs,  the  partners  of the  partnership  being the Holders of the Class
SB-II  Certificates and the Class II Notes being debt of the partnership and the provisions of this Trust  Agreement  shall be  interpreted  to further  this  intention.  The parties  agree that,  unless otherwise  required by appropriate tax authorities,  the Owner Trustee will file or cause to be filed annual or other  necessary  returns,  reports and other forms as provided by the original  Certificateholder  consistent  with the  characterization  of the Trust as an entity  wholly owned by the Depositor or an affiliate  thereof,  or if two or more persons own the Class  SB-II  Certificates,  as a  partnership  for such tax  purposes  and as provided by holders of such Certificates.

        Section 2.07. Liability  of  the  Holders  of the  Certificates.  The  Holders  of the
Certificates shall be liable for any entity level taxes imposed on the Trust.

        Section 2.08. Title to Trust  Property.  Legal title to the Owner Trust  Estate  shall be vested at all times in the Trust as a separate  legal entity  except where  applicable  law in any  jurisdiction  requires  title to any part of the Owner Trust  Estate to be vested in a trustee or  trustees,  in which case title shall be deemed to be vested in the Owner  Trustee, a co-trustee and/or a separate trustee, as the case may be.

        Section 2.09. Situs of Trust.  The  Trust  will be  located  and  administered  in the
State of Delaware.  All bank  accounts  maintained by the Owner Trustee on behalf of the Trust shall be  located  in the State of  Delaware  or the State of New  York.  The Trust  shall not have any employees in any state other than Delaware;  provided,  however,  that nothing herein shall  restrict or prohibit  the Owner  Trustee  from having  employees  within or without the
State of  Delaware  or taking  actions  outside  the State of Delaware in order to comply with
Section  2.03.  Payments  will be  received  by the Trust only in  Delaware  or New York,  and payments  will be made by the Trust only from  Delaware  or New York.  The only  office of the
Trust will be at the Corporate Trust Office in Delaware.

        Section 2.10. Representations  and Warranties of the Depositor.  The Depositor  hereby represents and warrants to the Owner Trustee that:

               (a)    The Depositor is duly  organized  and validly  existing as a corporation in good standing under the laws of the State of Delaware,  with power and authority to own its properties and to conduct its business as such  properties are currently owned and such business is presently conducted.

               (b)    The Depositor is duly qualified to do business as a foreign  corporation in good  standing  and has  obtained  all  necessary  licenses  and  approvals  in all jurisdictions  in which the  ownership  or lease of its property or the conduct of its business  shall  require  such  qualifications  and in which the failure to so qualify would have a material adverse effect on the business,  properties, assets or condition
        (financial  or other) of the  Depositor  and the ability of the  Depositor  to perform under this Trust Agreement.

               (c)    The  Depositor  has the power and  authority to execute and deliver this
        Trust  Agreement  and to  carry  out its  terms;  the  Depositor  has full  power  and authority  to sell and assign the  property to be sold and  assigned to and  deposited with the Trust as part of the Trust and the  Depositor has duly  authorized  such sale and assignment  and deposit to the Trust by all necessary  corporate  action;  and the execution,  delivery and performance of this Trust Agreement have been duly authorized by the Depositor by all necessary corporate action.

               (d)    The  consummation  of  the  transactions   contemplated  by  this  Trust
        Agreement and the fulfillment of the terms hereof do not conflict with,  result in any material breach of any of the terms and provisions of, or constitute  (with or without notice or lapse of time) a material  default under,  the articles of  incorporation or bylaws of the Depositor,  or any material indenture,  agreement or other instrument to which the Depositor is a party or by which it is bound;  nor result in the creation or imposition  of any Lien upon any of its  properties  pursuant to the terms of any such
        indenture,   agreement  or  other  instrument   (other  than  pursuant  to  the  Basic
        Documents);  nor violate  any law or, to the best of the  Depositor's  knowledge,  any order,  rule or regulation  applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental  instrumentality having jurisdiction over the Depositor or its properties.

        Section 2.11. Payment of Trust Fees.  The Owner  Trustee  shall pay the  Trust's  fees and  expenses  incurred  with  respect to the  performance  of the  Trust's  duties  under the
Indenture.

                                         ARTICLE III

                      Conveyance of the Home Equity Loans; Certificates

        Section 3.01. Conveyance of the Home Equity Loans.  The Depositor,  concurrently  with the  execution  and delivery  hereof,  does hereby  transfer,  convey,  sell and assign to the
Trust,  on behalf of the Holders of the Notes and the  Certificates  and the Credit  Enhancer,
without  recourse,  all its right,  title and  interest in and to the Home Equity  Loans.  The
Depositor will also provide the Trust with the Group I Policy and the Group II Policy.

        The  Depositor,  as assignee of  Residential  Funding  under the  Purchase  Agreement, hereby  assigns to the Issuer all of its right,  title and interest in respect of the Purchase
Agreement  applicable  to a Home Equity  Loan.  Insofar as the Purchase  Agreement  relates to the  representations  and  warranties  made by  Residential  Funding  in  respect of such Home
Equity Loan and any remedies provided  thereunder for any breach of such  representations  and warranties,  the Depositor  acknowledges  that such right,  title and interest may be enforced by or on behalf of the Issuer.

        The parties  hereto  intend that,  for non-tax  purposes,  the  transaction  set forth herein be a sale by the  Depositor  to the Trust of all of its right,  title and  interest  in and to the Home Equity Loans.  In the event that, for non-tax  purposes,  the  transaction set forth herein is not deemed to be a sale,  the Depositor  hereby grants to the Trust a security interest in all of its right,  title and  interest  in, to and under the Owner  Trust  Estate,
all  distributions   thereon  and  all  proceeds  thereof;  and  this  Trust  Agreement  shall constitute a security agreement under applicable law.

        Section 3.02. Initial  Ownership.  Upon the formation of the Trust by the contribution by the  Depositor  pursuant to Section 2.05 and until the  conveyance of the Home Equity Loans pursuant to Section  3.01 and the issuance of the  Certificates,  the  Depositor  shall be the sole Certificateholder.

        Section 3.03. The   Certificates.   The  Certificates   shall  be  issued  in  minimum
denominations  of a  Certificate  Percentage  Interest of 10.0000% and  integral  multiples of
0.0001% in excess  thereof;  provided,  however,  that  Certificates  may be issued in minimum denominations  of less than 10.0000% in accordance  with the  provisions of Section 3.12.  The
Class SB-I  Certificates and Class SB-II  Certificates  shall be issued in  substantially  the form  attached  hereto as Exhibit A. The Class R-I  Certificates  and Class R-II  Certificates
shall be issued in substantially the form attached hereto as Exhibit I.

        The  Certificates  shall be  executed  on behalf  of the Trust by manual or  facsimile signature  of an  authorized  officer of the Owner  Trustee  and  authenticated  in the manner provided  in  Section  3.04.  Certificates  bearing  the  manual or  facsimile  signatures  of individuals  who were, at the time when such  signatures  shall have been affixed,  authorized to sign on behalf of the Trust,  shall be validly  issued and  entitled to the benefit of this
Trust  Agreement,  notwithstanding  that such  individuals or any of them shall have ceased to be so authorized  prior to the  authentication  and delivery of such  Certificates  or did not hold such offices at the date of authentication  and delivery of such  Certificates.  A Person shall  become a  Certificateholder  and shall be  entitled  to the rights  and  subject to the obligations of a  Certificateholder  hereunder upon such Person's  acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.05.

        A transferee of a Certificate shall become a  Certificateholder  and shall be entitled to the rights and  subject  to the  obligations  of a  Certificateholder  hereunder  upon such transferee's  acceptance of a Certificate duly registered in such  transferee's  name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

        Section 3.04. Authentication  of  Certificates.  Concurrently  with the acquisition of the Home Equity Loans by the Trust,  the Owner Trustee or the  Certificate  Paying Agent shall cause  each  Class of the  Certificates  in an  initial  Certificate  Percentage  Interest  of
100.00% to be  executed on behalf of the Trust,  authenticated  and  delivered  to or upon the written  order of the  Depositor,  signed by its chairman of the board,  its  president or any
vice  president,   without  further   corporate   action  by  the  Depositor,   in  authorized
denominations.  No  Certificate  shall  entitle  its  holder to any  benefit  under this Trust
Agreement  or be valid  for any  purpose  unless  there  shall  appear on such  Certificate  a certificate of  authentication  substantially  in the form set forth in Exhibit A or Exhibit I hereto,  executed by the Owner Trustee or the Certificate  Paying Agent, by manual  signature;
such  authentication  shall constitute  conclusive  evidence that such Certificate  shall have been duly  authenticated  and delivered  hereunder.  All Certificates  shall be dated the date of their authentication.

        Section 3.05. Registration   of  and   Limitations   on  Transfer  and  Exchange  of
Certificates.  (a) The  Certificate  Registrar  shall keep or cause to be kept,  at the office or agency  maintained  pursuant to Section 3.09, a Certificate  Register in which,  subject to such reasonable  regulations as it may prescribe,  the Certificate Registrar shall provide for the  registration  of  Certificates  and of transfers and exchanges of  Certificates as herein
provided.  The  Indenture  Trustee  shall  be  the  initial  Certificate  Registrar.   If  the
Certificate  Registrar  resigns or is removed,  the Owner  Trustee  shall  appoint a successor
Certificate Registrar.

        Subject  to  satisfaction  of the  conditions  set forth  below,  upon  surrender  for registration  of transfer of any  Certificate at the office or agency  maintained  pursuant to
Section 3.09,  the Owner Trustee shall execute,  authenticate  and deliver (or shall cause the
Certificate  Registrar as its authenticating  agent to authenticate and deliver),  in the name of the designated  transferee or transferees,  one or more new  Certificates of the same Class in authorized  denominations  of a like aggregate amount dated the date of  authentication  by the  Owner  Trustee  or any  authenticating  agent.  At  the  option  of a  Certificateholder,
Certificates  may be  exchanged  for  other  Certificates  of the  same  Class  of  authorized denominations  of a like aggregate  amount upon surrender of the  Certificates to be exchanged at the office or agency maintained pursuant to Section 3.09.

        Every  Certificate  presented or surrendered for  registration of transfer or exchange shall  be  accompanied  by a  written  instrument  of  transfer  in form  satisfactory  to the
Certificate  Registrar  duly  executed by the  Certificateholder  or such  Certificateholder's attorney  duly  authorized  in writing.  Each  Certificate  surrendered  for  registration  of transfer  or exchange  shall be  cancelled  and  subsequently  disposed of by the  Certificate
Registrar in accordance with its customary practice.

        No service  charge  shall be made for any  registration  of  transfer  or  exchange of
Certificates,  but the Owner Trustee or the  Certificate  Registrar  may require  payment of a sum  sufficient  to cover any tax or  governmental  charge  that may be imposed in  connection with any transfer or exchange of Certificates.

        Except as  described  below,  each  holder of a Class SB-II  Certificate  or a Class R
Certificate  shall  establish its non-foreign  status by submitting to the Certificate  Paying
Agent an IRS Form W-9 and the  Certificate of Non-Foreign  Status (in  substantially  the form attached hereto as Exhibit F).

        A  Class  SB-II   Certificate  or  Class  R  Certificate   may  be  transferred  to  a
Certificateholder  unable to establish  its  non-foreign  status as described in the preceding paragraph  only if such  Certificateholder  provides an Opinion of Counsel,  which  Opinion of
Counsel shall not be an expense of the Trust,  the Owner Trustee,  the  Certificate  Registrar
or the Depositor,  satisfactory to the Depositor and the Credit  Enhancer,  that such transfer
(1) will not  affect  the tax  status  of the  Trust  and (2) will not  adversely  affect  the interests of any  Certificateholder,  Noteholder or the Credit  Enhancer,  including,  without limitation,  as a result of the imposition of any United States federal  withholding  taxes on the Trust  (except to the extent  that such  withholding  taxes  would be payable  solely from amounts  otherwise  distributable to the Certificate of the prospective  transferee).  If such transfer  occurs and such  foreign  Certificateholder  becomes  subject to such United  States federal  withholding  taxes,  any such taxes will be withheld by the Indenture  Trustee.  Each holder  of a Class  SB-II  Certificate  or a Class  R  Certificate  unable  to  establish  its non-foreign  status  shall submit to the  Certificate  Paying Agent a copy of its Form W-8 and shall  resubmit  such Form  W-8-BEN or such  successor  form as  required  by  then-applicable regulations  and shall  resubmit  such  form  every  three  years or with  such  frequency  as required by then-applicable regulations.

        (b)(i) No transfer,  sale,  pledge or other disposition of a Certificate shall be made unless such  transfer,  sale,  pledge or other  disposition  is exempt  from the  registration requirements  of the  Securities Act and any applicable  state  securities  laws or is made in accordance  with  said  Act and  laws.  In the  event of any such  transfer,  the  Certificate
Registrar or the Depositor  shall prior to such transfer  require the transferee (A) to either
(i) execute an investment  letter in  substantially  the form attached hereto as Exhibit C (or in such form and  substance  reasonably  satisfactory  to the  Certificate  Registrar  and the
Depositor) which  investment  letters shall not be an expense of the Trust, the Owner Trustee, the Certificate  Registrar,  the Master Servicer or the Depositor and which investment  letter states that, among other things, such transferee (a) is a "qualified  institutional  buyer" as defined  under Rule 144A,  acting for its own  account  or the  accounts  of other  "qualified institutional  buyers"  as  defined  under  Rule  144A,  and (b) is aware  that  the  proposed transferor  intends  to  rely  on the  exemption  from  registration  requirements  under  the
Securities  Act,  provided by Rule 144A or (ii) (a) deliver to the  Certificate  Registrar and the  Depositor  a  written  Opinion  of  Counsel  acceptable  to and  in  form  and  substance satisfactory  to the  Certificate  Registrar and the Depositor  that such transfer may be made pursuant to an exemption,  describing the applicable  exemption and the basis  therefor,  from said Act and laws or is being made  pursuant  to said Act and laws,  which  Opinion of Counsel shall not be an  expense of the Trust,  the Owner  Trustee,  the  Certificate  Registrar,  the
Master Servicer or the Depositor and (b) execute a  representation  letter,  substantially  in the form of  Exhibit  D hereto,  and to cause  the  transferor  to  execute  a  representation letter,  substantially  in the form of Exhibit E hereto,  each  acceptable  to and in form and substance  satisfactory  to the Certificate  Registrar and the Depositor  certifying the facts surrounding  such  transfer,  which  representation  letters  shall not be an  expense  of the
Trust,  the Owner Trustee,  the  Certificate  Registrar,  the Master Servicer or the Depositor
and (B) in the  case of a Class  SB-II  Certificate  or Class R  Certificate  to  execute  the
Certificate of Non-Foreign  Status (in  substantially  the form attached  hereto as Exhibit F)
acceptable to and in form and substance reasonably  satisfactory to the Certificate  Registrar and the  Depositor,  which  certificate  shall  not be an  expense  of the  Trust,  the  Owner
Trustee,  the Certificate  Registrar or the Depositor.  If the  Certificateholder is unable to provide a Certificate of Non-Foreign  Status,  the  Certificateholder  must provide an Opinion of  Counsel as  described  in the  preceding  paragraph.  The  Certificateholder  desiring  to effect  such  transfer  shall,  and does  hereby  agree to,  indemnify  the  Trust,  the Owner
Trustee,  the  Certificate  Registrar,  the  Master  Servicer,  the  Credit  Enhancer  and the
Depositor  against any  liability  that may result if the  transfer is not so exempt or is not made in accordance with such federal and state laws.

        (ii)   No  transfer  of  Certificates  or any  interest  therein  shall be made to any
employee  benefit  plan  or  certain  other  retirement  plans  and  arrangements,   including
individual  retirement  accounts and  annuities,  Keogh plans and bank  collective  investment funds and  insurance  company  general or separate  accounts in which such plans,  accounts or arrangements  are invested,  that are subject to Title I of ERISA, or Section 4975 of the Code
(collectively,  "Plan"),  any Person  acting,  directly or  indirectly,  on behalf of any such
Plan or any  Person  acquiring  such  Certificates  with "plan  assets"  of a Plan  within the meaning of the  Department of Labor  regulation  promulgated at 29 C.F.R.ss.2510.3-101  ("Plan
Assets") unless the Depositor,  the Owner Trustee,  the  Certificate  Registrar and the Master
Servicer are provided  with an Opinion of Counsel which  establishes  to the  satisfaction  of the Depositor,  the Owner Trustee, the Certificate  Registrar and the Master Servicer that the purchase of  Certificates is permissible  under  applicable law, will not constitute or result in any  prohibited  transaction  under ERISA or Section  4975 of the Code and will not subject the Depositor,  the Owner Trustee,  the  Certificate  Registrar or the Master  Servicer to any
obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those  undertaken in this Trust  Agreement,  which Opinion of Counsel shall not be an expense of the Depositor,  the Owner  Trustee,  the  Certificate  Registrar or
the Master  Servicer.  Neither an Opinion of Counsel nor a  certification  will be required in connection  with  the  initial  transfer  of  any  such  Certificate  by the  Depositor  to an affiliate of the  Depositor (in which case,  the  Depositor or any affiliate  thereof shall be deemed  to have  represented  that such  affiliate  is not a Plan or a Person  investing  Plan
Assets of any Plan)  and the Owner  Trustee  shall be  entitled  to  conclusively  rely upon a
representation   (which,  upon  the  request  of  the  Owner  Trustee,   shall  be  a  written
representation)  from the  Depositor of the status of such  transferee  as an affiliate of the
Depositor.

        (iii)  In addition,  no transfer of a Class SB-II Certificate shall be permitted,  and no such transfer shall be registered by the Certificate  Registrar or be effective  hereunder, unless  evidenced by an Opinion of Counsel  addressed  to the  Certificate  Registrar  and the
Credit  Enhancer,  which  establishes  that such transfer or the registration of such transfer would not cause the Trust to be classified as a publicly  traded  partnership,  an association taxable as a  corporation  or a taxable  mortgage  pool for federal and relevant  state income tax purposes,  which Opinion of Counsel shall not be an expense of the  Certificate  Registrar and shall be an expense of the  proposed  transferee.  No Opinion of Counsel  will be required if such transfer is made to a nominee of an existing beneficial holder of a Certificate.

        (iv)   In addition, no transfer,  sale,  assignment,  pledge or other disposition of a
Certificate  shall be made unless the proposed  transferee  executes a  representation  letter substantially  in the form of  Exhibit  D, or  substantially  in the form of Exhibit H hereto, that (1) the transferee is acquiring the  Certificate  for its own behalf and is not acting as agent or custodian  for any other Person or entity in  connection  with such  acquisition  and
(2) if the  transferee is a  partnership,  grantor trust or S corporation  for federal  income tax  purposes,  the  Certificates  acquired  are  not  more  than  50%  of the  assets  of the partnership, grantor trust or S corporation.

        (v)    In addition, with respect to each Class R Certificate,  (i) Each Person who has or who  acquires  any  Ownership  Interest  in a Class R  Certificate  shall be  deemed by the acceptance  or  acquisition  of such  Ownership  Interest  to have  agreed  to be bound by the following  provisions and to have irrevocably  authorized the Certificate  Paying Agent or its designee under clause  (vii)(A)  below to deliver  payments to a Person other than such Person and to negotiate the terms of any mandatory  sale under clause  (vii)(B)  below and to execute all  instruments of transfer and to do all other things  necessary in connection with any such sale.  The rights of each Person  acquiring  any  Ownership  Interest in a Class R Certificate are expressly subject to the following provisions:

(A)     Each Person  holding or  acquiring  any  Ownership  Interest in a Class R  Certificate
               shall be a Permitted  Transferee and shall promptly notify the Owner Trustee of any change or impending change in its status as a Permitted Transferee.

(B)     In  connection  with any  proposed  Transfer  of any  Ownership  Interest in a Class R
               Certificate,  the Certificate Registrar shall require delivery to it, and shall not register the Transfer of any Class R Certificate  until its receipt of, (I)
               an affidavit and agreement (a "Transfer  Affidavit and  Agreement," in the form attached  hereto as  Exhibit  J-1) from the  proposed  Transferee,  in form and substance  satisfactory to the Master  Servicer,  representing  and warranting, among  other  things,  that  it is a  Permitted  Transferee,  that  it  is  not acquiring  its  Ownership  Interest  in the  Class  R  Certificate  that is the subject of the proposed Transfer as a nominee,  trustee or agent for any Person who is  not a  Permitted  Transferee,  that  for  so  long  as it  retains  its
               Ownership  Interest  in a Class R  Certificate,  it will  endeavor  to remain a
               Permitted  Transferee,  and that it has reviewed the provisions of this Section
               3.05  and  agrees  to be bound by  them,  and (II) a  certificate,  in the form attached  hereto  as  Exhibit  J-2,  from  the  Certificateholder  of a Class R
               Certificate wishing to transfer the Class R Certificate,  in form and substance satisfactory to the Master Servicer,  representing and warranting,  among other things,  that no purpose of the proposed  Transfer is to impede the  assessment or collection of tax.

(C)     Notwithstanding  the  delivery of a Transfer  Affidavit  and  Agreement  by a proposed
               Transferee under clause (B) above, if a Responsible  Officer of the Certificate
               Registrar  who is  assigned to this  Agreement  has actual  knowledge  that the proposed Transferee is not a Permitted Transferee,  no Transfer of an Ownership
               Interest  in a Class  R  Certificate  to  such  proposed  Transferee  shall  be effected.

(D)     Each Person  holding or  acquiring  any  Ownership  Interest in a Class R  Certificate
               shall agree (x) to require a Transfer  Affidavit and  Agreement  from any other
               Person to whom such Person  attempts to transfer  its  Ownership  Interest in a
               Class R Certificate  and (y) not to transfer its Ownership  Interest  unless it provides  a  certificate  to the  Certificate  Registrar  in the form  attached hereto as Exhibit J-2.

(E)     Each Person holding or acquiring an Ownership  Interest in a Class R  Certificate,  by
               purchasing  an  Ownership  Interest  in such  Certificate,  agrees  to give the
               Certificate  Registrar  written  notice  that  it is a  "pass-through  interest

               holder"  within  the  meaning  of  Temporary   Treasury   Regulations   Section
               1.67-3T(a)(2)(i)(A)  immediately  upon  acquiring  an  Ownership  Interest in a
               Class R Certificate,  if it is, or is holding an Ownership  Interest in a Class
               R Certificate on behalf of, a "pass-through interest holder."

        (vi)   The   Certificate   Registrar  will  register  the  Transfer  of  any  Class  R
Certificate  only  if  it  shall  have  received  the  Transfer  Affidavit  and  Agreement,  a certificate  of the  Certificateholder  of a Class R Certificate  requesting  such transfer in the form  attached  hereto as  Exhibit G and all of such  other  documents  as shall have been reasonably  required  by the  Certificate  Registrar  as a  condition  to  such  registration.
Transfers  of  the  Class  R  Certificates  to  Non-United  States  Persons  and  Disqualified
Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

        (vii)  (A)    If any  Disqualified  Organization  shall  become a holder  of a Class R
Certificate,  then the last preceding  Permitted  Transferee shall be restored,  to the extent permitted  by  law,  to  all  rights  and  obligations  as  Certificateholder  of  a  Class  R
Certificate  thereof  retroactive to the date of registration of such Transfer of such Class R
Certificate.  If a Non-United  States  Person shall become a holder of a Class R  Certificate, then the last  preceding  United States Person shall be restored,  to the extent  permitted by law, to all rights and  obligations  as  Certificateholder  of a Class R  Certificate  thereof retroactive to the date of  registration  of such Transfer of such Class R  Certificate.  If a transfer  of a Class R  Certificate  is  disregarded  pursuant to the  provisions  of Treasury
Regulations  Section  1.860E-1  or  Section  1.860G-3,   then  the  last  preceding  Permitted
Transferee  shall be restored,  to the extent  permitted by law, to all rights and obligations
as   Certificateholder   of  a  Class  R  Certificate  thereof  retroactive  to  the  date  of registration  of such Transfer of such Class R Certificate.  The  Certificate  Registrar shall be  under  no  liability  to any  Person  for  any  registration  of  Transfer  of a  Class  R
Certificate  that is in fact not  permitted  by this  Section  3.05 or for making any payments due on such  Certificate  to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B)    If any purported  Transferee shall become a Certificateholder of a Class
        R Certificate in violation of the  restrictions in this Section 3.05 and to the extent that the retroactive  restoration of the rights of the Certificateholder of such Class
        R  Certificate  as described  in clause  (vii)(A)  above shall be invalid,  illegal or unenforceable,  then the Master  Servicer shall have the right,  without notice to the holder  or any  prior  holder  of such  Class R  Certificate,  to  sell  such  Class R
        Certificate  to a  purchaser  selected  by the  Master  Servicer  on such terms as the
        Master  Servicer may choose.  Such purported  Transferee  shall  promptly  endorse and deliver each Class R Certificate  in accordance  with the  instructions  of the Master
        Servicer.  Such  purchaser may be the Master  Servicer  itself or any Affiliate of the
        Master  Servicer.  The  proceeds  of such  sale,  net of the  commissions  (which  may include  commissions  payable to the Master Servicer or its Affiliates),  expenses and taxes  due,  if  any,  will be  remitted  by the  Master  Servicer  to such  purported
        Transferee.  The terms and conditions of any sale under this clause  (vii)(B) shall be determined in the sole  discretion  of the Master  Servicer,  and the Master  Servicer
        shall  not be  liable  to any  Person  having  an  Ownership  Interest  in a  Class  R
        Certificate as a result of its exercise of such discretion.

               (viii) The REMIC Administrator  shall make available all information  necessary to compute any tax imposed (A) as a result of the  Transfer of an  Ownership  Interest in a Class R Certificate to any Person who is a Disqualified  Organization,  including the information  regarding "excess  inclusions" of such Class R Certificates  required to be provided to the  Internal  Revenue  Service and certain  Persons as described in
        Treasury Regulations Sections  1.860D-1(b)(5) and 1.860E-2(a)(5),  and (B) as a result of any regulated investment company,  real estate investment trust, common trust fund, partnership,  trust, estate or organization described in Section 1381 of the Code that holds an  Ownership  Interest  in a Class R  Certificate  having as among  its  record holders  at any  time  any  Person  who  is a  Disqualified  Organization.  Reasonable
        compensation   for  providing   such   information   may  be  required  by  the  REMIC
        Administrator  before  it  will  provide  such  information  to any  such  potentially affected Person.

               (ix)   The  provisions of this Section 3.05 set forth prior to this clause (ix)
        may be  modified,  added  to or  eliminated,  provided  that  there  shall  have  been delivered to the Owner Trustee the following:

                      (A)    written  notification  from each Rating Agency to the effect that the modification,  addition to or elimination of such provisions will not cause
               such  Rating  Agency  to  downgrade  its  then-current   ratings,  if  any,  if
               determined  without  regard to the Group I Policy and Group II  Policy,  of any
               Class of the Notes  below the lower of the  then-current  rating or the  rating assigned  to such  Notes  as of the  Closing  Date by such  Rating  Agency,  if determined without regard to the Group I Policy and Group II Policy; and

                      (B)    subject  to  Section  11.01(f)  of the  Indenture,  an  Officers'
               Certificate  of the  Master  Servicer  stating  that the  Master  Servicer  has received  an Opinion of  Counsel,  in form and  substance  satisfactory  to the
               Master Servicer and the Credit Enhancer,  to the effect that such modification, addition to or absence of such  provisions will not cause any portion of any of the REMICs to cease to  qualify  as a REMIC and will not cause (x) any  portion of any of the  REMICs  to be  subject  to an  entity-level  tax  caused  by the
               Transfer  of any  Class  R  Certificate  to a  Person  that  is a  Disqualified
               Organization  or (y) a  Certificateholder  or another Person to be subject to a
               REMIC-related  tax caused by the Transfer of a Class R Certificate  to a Person that is not a Permitted Transferee.

        Section 3.06. Mutilated,   Destroyed,   Lost  or  Stolen  Certificates.   If  (i)  any
mutilated  Certificate  shall  be  surrendered  to  the  Certificate  Registrar,   or  if  the
Certificate  Registrar shall receive evidence to its satisfaction of the destruction,  loss or theft of any Certificate  and (ii) there shall be delivered to the  Certificate  Registrar and the Owner  Trustee such  security or indemnity as may be required by them to save each of them and the Issuer from harm,  then in the absence of notice to the  Certificate  Registrar or the
Owner  Trustee that such  Certificate  has been acquired by a bona fide  purchaser,  the Owner
Trustee shall execute on behalf of the Trust and the Owner Trustee or the  Certificate  Paying
Agent, as the Trust's  authenticating  agent, shall authenticate and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen  Certificate,  a new Certificate of like  tenor and  denomination.  In  connection  with the  issuance  of any new  Certificate under this  Section  3.06,  the Owner  Trustee or the  Certificate  Registrar  may require the payment  of a sum  sufficient  to  cover  any tax or  other  governmental  charge  that may be imposed in connection  therewith.  Any duplicate  Certificate  issued pursuant to this Section
3.06  shall  constitute  conclusive  evidence  of  ownership  in the Trust,  as if  originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        Section 3.07. Persons  Deemed  Certificateholders.  Prior  to  due  presentation  of a
Certificate for  registration  of transfer,  the Owner Trustee,  the Certificate  Registrar or any  Certificate  Paying  Agent  may  treat  the  Person  in  whose  name any  Certificate  is registered in the  Certificate  Register as the owner of such  Certificate  for the purpose of receiving  distributions  pursuant to Section 5.02 and for all other purposes whatsoever,  and none of the Trust, the Owner Trustee,  the Certificate  Registrar or any Paying Agent shall be bound by any notice to the contrary.

        Section 3.08. Access  to  List  of  Certificateholders'   Names  and  Addresses.   The
Certificate  Registrar  shall  furnish or cause to be furnished to the  Depositor or the Owner
Trustee,  within 15 days  after  receipt by the  Certificate  Registrar  of a written  request therefor  from the  Depositor or the Owner  Trustee,  a list, in such form as the Depositor or the Owner Trustee,  as the case may be, may reasonably  require, of the names and addresses of the  Certificateholders  as of the most recent  Record  Date.  Each Holder,  by receiving  and holding a  Certificate,  shall be  deemed to have  agreed  not to hold any of the  Trust,  the
Depositor,  the  Certificate  Registrar  or the  Owner  Trustee  accountable  by reason of the disclosure of its name and address,  regardless of the source from which such  information was derived.

        Section 3.09. Maintenance  of Office or Agency.  The Owner  Trustee,  on behalf of the
Trust,  shall  maintain  in the City of  Chicago,  Illinois  an office or offices or agency or agencies where  Certificates  may be surrendered for  registration of transfer or exchange and where  notices and  demands to or upon the Owner  Trustee in respect of the  Certificates  and the Basic  Documents  may be served.  The Owner  Trustee  initially  designates  the Corporate
Trust  Office of the  Indenture  Trustee as its office for such  purposes.  The Owner  Trustee
shall  give  prompt   written  notice  to  the   Depositor,   the  Credit   Enhancer  and  the
Certificateholders  of any change in the  location  of the  Certificate  Register  or any such office or agency.

        Section 3.10. Certificate Paying Agent.    (a)  The  Certificate  Paying  Agent  shall
make distributions to Certificateholders  from the Certificate  Distribution Account on behalf of the Trust in accordance  with the  provisions of the  Certificates  and Section 5.01 hereof from payments  remitted to the Certificate  Paying Agent by the Indenture  Trustee pursuant to
Section  3.05  of  the  Indenture.   The  Trust  hereby  appoints  the  Indenture  Trustee  as
Certificate  Paying  Agent and the  Indenture  Trustee  hereby  accepts such  appointment  and further  agrees that it will be bound by the  provisions of this Trust  Agreement  relating to the Certificate Paying Agent and shall:

               (i)    hold all sums held by it for the payment of amounts due with  respect to the  Certificates  in trust for the benefit of the Persons  entitled  thereto  until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

               (ii)   give the Owner  Trustee  notice of any  default by the Trust of which it has actual  knowledge  in the making of any payment  required  to be made with  respect to the
Certificates;

               (iii)  at any  time  during  the  continuance  of any  such  default,  upon the written  request of the Owner  Trustee,  forthwith  pay to the Owner  Trustee on behalf of the
Trust all sums so held in Trust by such Certificate Paying Agent;

               (iv)   immediately  resign as Certificate Paying Agent and forthwith pay to the
Owner  Trustee  on  behalf  of the  Trust  all sums  held by it in trust  for the  payment  of
Certificates  if at any  time  it  ceases  to meet  the  standards  required  to be met by the
Certificate Paying Agent at the time of its appointment;

               (v)    comply  with  all   requirements   of  the  Code  with  respect  to  the
withholding  from any payments made by it on any  Certificates  of any applicable  withholding
taxes  imposed  thereon  and  with  respect  to  any  applicable  reporting   requirements  in
connection therewith; and

               (vi)   deliver to the Owner Trustee a copy of the report to  Certificateholders prepared  with respect to each Payment  Date by the Master  Servicer  pursuant to Section 4.01 of the Servicing Agreement.

        (b)    The Trust may revoke such power and remove the Certificate  Paying Agent if the
Owner Trustee  determines in its sole discretion that the Certificate  Paying Agent shall have failed to perform its  obligations  under this Trust  Agreement in any material  respect.  The
Indenture  Trustee  shall be  permitted  to resign as  Certificate  Paying Agent upon 30 days'
written  notice to the Owner  Trustee;  provided the  Indenture  Trustee is also  resigning as
Paying  Agent  under the  Indenture  at such  time.  In the event that the  Indenture  Trustee shall no longer be the  Certificate  Paying Agent under this Trust  Agreement and Paying Agent under the  Indenture,  the Owner  Trustee  shall  appoint a  successor  to act as  Certificate
Paying Agent (which  shall be a bank or trust  company) and which shall also be the  successor
Paying Agent under the  Indenture.  The Owner Trustee shall cause such  successor  Certificate
Paying Agent or any  additional  Certificate  Paying Agent  appointed by the Owner  Trustee to execute  and  deliver  to the Owner  Trustee  an  instrument  to the  effect set forth in this
Section 3.10 as it relates to the  Certificate  Paying  Agent.  The  Certificate  Paying Agent
shall return all unclaimed  funds to the Trust and upon removal of a Certificate  Paying Agent such  Certificate  Paying  Agent shall also return all funds in its  possession  to the Trust.
The  provisions  of  Sections  6.01,  6.04,  6.05,  6.06,  7.01  and 7.02  shall  apply to the
Certificate  Paying Agent to the extent  applicable.  Any reference in this Trust Agreement to the  Certificate  Paying Agent shall include any co-paying  agent unless the context  requires otherwise.

        (c)    The  Certificate  Paying Agent shall  establish  and  maintain  with itself the
Certificate  Distribution  Account in which the Certificate Paying Agent shall deposit, on the same day as it is  received  from the  Indenture  Trustee,  each  remittance  received  by the
Certificate  Paying  Agent with  respect to  payments  made  pursuant  to the  Indenture.  The
Certificate Paying Agent shall make all distributions of Certificate  Distribution  Amounts on the Certificates, from moneys on deposit in the Certificate Distribution Account.

        Section 3.11. Cooperation.  The Owner  Trustee  shall  cooperate in all respects  with any  reasonable  request by the Credit  Enhancer  for action to preserve or enforce the Credit
Enhancer's  rights  or  interest  under  this  Trust  Agreement  or the  Insurance  Agreement,
consistent   with  this   Trust   Agreement   and   without   limiting   the   rights  of  the
Certificateholders as otherwise expressly set forth in this Trust Agreement.

        Section 3.12. Additional  Certificate  Security  Balances  Upon  Issuance  of  Capped
Funding  Notes.  (a) On any date on which  Variable  Funding  Notes are  exchanged  for Capped
Funding Notes  pursuant to Section  4.01(d) of the Indenture,  the Security  Balance of one or
more  Class  SB-II  Certificates  shall be  increased  in an  amount  equal to the  Additional
Certificate  Security  Balance as required  pursuant to the Opinion of Counsel  required to be delivered  pursuant to Section  4.01(d) of the  Indenture in  connection  with the issuance of
Capped  Funding  Notes.  In  addition,  on any Payment  Date on which the  Additional  Balance
Differential  for  such  Payment  Date if  added  to the  aggregate  Security  Balance  of the
Variable  Funding Notes (after  application  of any  principal  payments to be made thereon on such Payment Date) would cause the aggregate  Security  Balance  thereof to exceed the Maximum
Variable  Funding  Balance,  then the Security  Balance of one or more  Certificates  shall be increased by the amount of such excess.

        (b)    100.00% of the value of the Additional  Certificate  Security  Balance shall be added to any Class SB-II  Certificate  held by the Seller or an Affiliate  thereof without the consent of the other  Certificateholders;  or if no such Class SB-II Certificate exists, a new
Class SB-II  Certificate or Class SB-II  Certificates  shall be issued at the direction of the
Seller or an  Affiliate  thereof  having in the  aggregate  a Security  Balance  equal to such
100.00% of such value.  Alternatively,  the  Depositor  may allocate any portion of such value to a  Class  SB-II  Certificateholder  other  than  the  Depositor  or an  Affiliate  thereof, provided  that such  Certificateholder  provides its written  consent to the Depositor and the
Owner Trustee.

        (c)    Following  such increase,  the  Certificate  Percentage  Interest of each Class
SB-II  Certificate  shall be  recalculated,  the numerator of which shall be the value thereof including the respective value of the portion of the Additional  Certificate  Security Balance added thereto  pursuant to this Section 3.12, and the  denominator of which shall be the value of all the Class SB-II  Certificates  following such  increase.  The Owner Trustee shall issue new Class SB-II Certificates with new Certificate  Percentage  Interests to each Holder of the
Class SB-II  Certificates,  with such  Certificate  Percentage  Interests  calculated  to four decimal  places.  In  addition,  the new Class  SB-II  Certificates  may be issued in  minimum
denominations  of  0.0001%  and  integral  multiples  of  0.0001%  in  excess  thereof.   This
subsection,  and  subsections  (d) and (e)  below,  shall  not  apply  in the  event  that any
Additional  Certificate  Security  Balance is  allocated in  accordance  with  subsection  (b)
either (i) at any time when there is only one Class  SB-II  Certificateholder,  or (ii) at any
time  when  there  is  more  than  one  Class  SB-II   Certificateholder  if  such  Additional
Certificate  Security  Balance  is  allocated  on a pro  rata  basis  among  all  Class  SB-II
Certificates.

        (d)    For purposes of the  foregoing,  the "value" of any Class SB-II  Certificate or any Additional  Certificate  Security  Balance added thereto shall be determined by the Seller in its sole discretion  based on reasonable cash flow assumptions and valuation  methods,  and any such  determination  shall be binding on the  Certificateholders.  If the Seller is unable to  determine  the "value,"  the Owner  Trustee  shall  determine  the "value"  using the same assumptions and methods.

        (e)    The Owner  Trustee,  the  Indenture  Trustee and the Issuer  agree to cooperate with  each  other and the  Depositor  and the  Seller  and to cause no  unreasonable  delay in adjusting the Certificate  Percentage  Interests of the Class SB-II  Certificates  pursuant to this Section 3.12 and the issuing of Capped Funding Notes in connection  with Section  4.01(d)
of the Indenture.

        Section  3.13.  Subordination.  Except as otherwise  provided in the Basic  Documents, for so long as any Notes are outstanding or unpaid, the  Certificateholders  will generally be subordinated  in right of payment,  under the  Certificates  or otherwise,  to payments to the
Noteholders  under,  or  otherwise  related  to, the  Indenture.  If an Event of  Default  has occurred and is continuing under the Indenture,  the Certificates  will be fully  subordinated to  obligations  owing by the Trust to the  Noteholders  and the  Credit  Enhancer  under,  or otherwise  related to, the Indenture,  and no  distributions  will be made on the Certificates
until  the  Noteholders  and  the  Indenture   Trustee  and  the  Credit  Enhancer  have  been
irrevocably paid in full.

        Section  3.14.  No Priority  Among  Certificates.  All  Certificateholders  shall rank equally as to amounts  distributable  upon the  liquidation,  dissolution or winding up of the
Trust,  with no  preference  or priority  being  afforded to any  Certificateholders  over any other  Certificateholders,  except that amounts distributable to the Group I Certificates will be  distributed  first to the Class SB-I  Certificates,  in an amount  equal to the Class SB-I
Distribution  Amount  for such  Payment  Date and the Class SB-I  Distribution  Amount for any
previous  Payment Date to the extent not  previously  paid,  before being  distributed  to the
Class R-I  Certificates,  and amounts  distributable to the Class SB-II  Certificates  will be distributed to the Class SB-II Certificates.

                                          ARTICLE IV

                            Authority and Duties of Owner Trustee

        Section 4.01. General  Authority.  The Owner  Trustee is  authorized  and  directed to execute  and  deliver  the  Basic  Documents  to which  the  Trust  is to be a party  and each certificate  or  other  document  attached  as an  exhibit  to or  contemplated  by the  Basic
Documents  to which  the  Trust is to be a party  and any  amendment  or  other  agreement  or instrument  described  herein,  in each case, in such form as the Owner Trustee shall approve, as  evidenced  conclusively  by the Owner  Trustee's  execution  thereof.  In  addition to the foregoing,  the Owner Trustee is obligated to take all actions  required of the Trust pursuant to the Basic Documents.

        Section 4.02. General  Duties.  The Owner Trustee shall be  responsible  to administer the Trust pursuant to the terms of this Trust  Agreement and the Basic  Documents to which the
Trust  is a  party  and in  the  interest  of the  Certificateholders,  subject  to the  Basic
Documents and in accordance with the provisions of this Trust Agreement.

        Section 4.03. Action  upon  Instruction.  (a)  Subject  to  this  Article  IV  and  in accordance  with the terms of the  Basic  Documents,  the  Certificateholders  may by  written instruction  direct the Owner Trustee in the  management of the Trust.  Such  direction may be exercised  at any time by  written  instruction  of the  Certificateholders  pursuant  to this
Article IV.

        (b)    Notwithstanding the foregoing,  the Owner Trustee shall not be required to take any action  hereunder or under any Basic  Document if the Owner Trustee shall have  reasonably determined,  or shall have been  advised by  counsel,  that such action is likely to result in liability  on the part of the Owner  Trustee  or is  contrary  to the  terms  hereof or of any
Basic Document or is otherwise contrary to law.

        (c)    Whenever the Owner Trustee is unable to decide between  alternative  courses of action  permitted  or  required  by the  terms of this  Trust  Agreement  or under  any  Basic
Document,  or in the event  that the Owner  Trustee  is  unsure as to the  application  of any provision  of this Trust  Agreement or any Basic  Document or any such  provision is ambiguous as to its  application,  or is, or  appears  to be,  in  conflict  with any  other  applicable provision,  or in the event that this Trust Agreement  permits any  determination by the Owner
Trustee or is silent or is  incomplete  as to the course of action  that the Owner  Trustee is required to take with respect to a particular  set of facts,  the Owner Trustee shall promptly give  notice  (in  such  form  as  shall  be  appropriate  under  the  circumstances)  to  the
Certificateholders  (with a copy to the  Credit  Enhancer)  requesting  instruction  as to the course of action to be  adopted,  and to the  extent the Owner  Trustee  acts in good faith in accordance with any written  instructions  received from Holders of Certificates  representing a majority of the Security  Balance of each Class of  Certificates,  the Owner  Trustee  shall not be liable on account of such action to any  Person.  If the Owner  Trustee  shall not have received  appropriate  instruction  within 10 days of such  notice  (or  within  such  shorter period of time as  reasonably  may be specified  in such notice or may be necessary  under the circumstances)  it may,  but  shall be under no duty to,  take or  refrain  from  taking  such action not  inconsistent  with this Trust Agreement or the Basic  Documents,  as it shall deem to be in the best  interests of the  Certificateholders,  and the Owner  Trustee shall have no liability to any Person for such action or inaction.

        Section 4.04. No  Duties  Except  as  Specified  under  Specified  Documents  or  in
Instructions.  The Owner Trustee  shall not have any duty or  obligation  to manage,  make any payment with  respect to,  register,  record,  sell,  dispose of, or  otherwise  deal with the
Owner Trust  Estate,  or to  otherwise  take or refrain  from taking any action  under,  or in connection  with,  any  document  contemplated  hereby to which the Owner  Trustee is a party, except as expressly  provided (i) in accordance  with the powers  granted to and the authority conferred upon the Owner Trustee  pursuant to this Trust  Agreement,  (ii) in accordance  with the Basic  Documents and (iii) in  accordance  with any document or  instruction  delivered to the Owner Trustee  pursuant to Section 4.03;  and no implied  duties or  obligations  shall be read into this Trust  Agreement or any Basic  Document  against the Owner  Trustee.  The Owner
Trustee shall have no  responsibility  for filing any financing or  continuation  statement in any public  office at any time or to  otherwise  perfect or  maintain  the  perfection  of any security  interest or lien granted to it hereunder  or to prepare or file any  Securities  and
Exchange  Commission  filing  for the Trust or to record  this  Trust  Agreement  or any Basic
Document.  The Owner  Trustee  nevertheless  agrees that it will, at its own cost and expense, promptly  take all action as may be necessary to discharge  any liens on any part of the Owner
Trust Estate that result from actions by, or claims  against,  the Owner  Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

        Section 4.05. Restrictions.  (a) The  Owner  Trustee  shall  not take any  action  (x)
that is  inconsistent  with the  purposes of the Trust set forth in Section  2.03 or (y) that, to the actual  knowledge of the Owner Trustee,  would result in the Trust becoming  taxable as a  corporation  or a taxable  mortgage  pool for  federal  income tax  purposes or would cause
REMIC I or  REMIC II to fail to  qualify  as a REMIC  at any  time  that  any of the  Notes or
Certificates  are  outstanding  or any  obligations  are due and owing to the Credit  Enhancer under the Insurance Agreement.  The  Certificateholders  shall not direct the Owner Trustee to take action that would violate the provisions of this Section 4.05.

        (b)    The Owner  Trustee  shall not convey or transfer any of the Trust's  properties or assets,  including  those  included in the Trust Estate,  to any person unless (a) it shall have  received  an Opinion of Counsel to the effect  that such  transaction  will not have any material  adverse  tax  consequence  to  the  Trust  or any  Certificateholder  and  (b)  such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

        Section 4.06. Prior Notice to Certificateholders and the Credit Enhancer with Respect to Certain Matters.  With respect to the following  matters,  the Owner Trustee shall not take action  unless,  at least 30 days before the taking of such action,  the Owner  Trustee  shall have  notified  the  Certificateholders  and the Credit  Enhancer  in writing of the  proposed action and Holders of  Certificates  representing a majority of the Security  Balance  thereof and the Credit  Enhancer  shall not have  notified the Owner  Trustee in writing  prior to the
30th day after such  notice is given  that such  Certificateholders  and the  Credit  Enhancer have withheld consent or provided alternative direction:

        (a)    the  initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of cash  distributions  due and owing under the Home
Equity  Loans) and the  compromise of any action,  claim or lawsuit  brought by or against the
Trust  (except with respect to the  aforementioned  claims or lawsuits for  collection of cash distributions due and owing under the Home Equity Loans);

        (b)    the  election by the Trust to file an  amendment  to the  Certificate  of Trust
(unless such amendment is required to be filed under the Statutory Trust Statute);

        (c)    the amendment of the  Indenture by a  supplemental  indenture in  circumstances where the consent of any Noteholder is required;

        (d)    the amendment of the  Indenture by a  supplemental  indenture in  circumstances where the consent of any  Noteholder is not required and such amendment  materially  adversely affects the interest of the Certificateholders; and

        (e)    the  appointment  pursuant  to the  Indenture  of a successor  Note  Registrar,
Paying  Agent or  Indenture  Trustee  or  pursuant  to this  Trust  Agreement  of a  successor
Certificate  Registrar or  Certificate  Paying Agent or the consent to the  assignment  by the
Note Registrar,  Paying Agent, Indenture Trustee,  Certificate Registrar or Certificate Paying
Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

        Section 4.07. Action by  Certificateholders  with  Respect  to  Certain  Matters.  The
Owner  Trustee  shall not have the power,  except  upon the  direction  of  Certificateholders evidencing not less than a majority of the outstanding  Security Balance of the  Certificates, and with the  consent of the Credit  Enhancer,  to (a)  remove the Master  Servicer  under the
Servicing  Agreement  pursuant to Section 7.01 thereof or (b) except as expressly  provided in the Basic  Documents,  sell the Home Equity Loans after the termination of the Indenture.  The
Owner Trustee shall take the actions  referred to in the preceding  sentence only upon written instructions  signed  by  Certificateholders  evidencing  not  less  than  a  majority  of the outstanding Security Balance of the Certificates and with the consent of the Credit Enhancer.

        Section 4.08. Action by  Certificateholders  with  Respect  to  Bankruptcy.  The Owner
Trustee shall not have the power to commence a voluntary  proceeding  in  bankruptcy  relating to the Trust  without the  unanimous  prior  approval of all  Certificateholders  and with the consent  of the  Credit  Enhancer  and  the  delivery  to  the  Owner  Trustee  by  each  such
Certificateholder  of  a  certificate  certifying  that  such   Certificateholder   reasonably
believes that the Trust is insolvent.

        Section 4.09. Restrictions  on   Certificateholders'   Power.  The  Certificateholders
shall not  direct  the Owner  Trustee  to take or to  refrain  from  taking any action if such action or  inaction  would be  contrary to any  obligation  of the Trust or the Owner  Trustee under this Trust  Agreement  or any of the Basic  Documents  or would be  contrary  to Section
2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

        Section 4.10. Majority Control.  Except as expressly  provided herein, any action that may be  taken  by the  Certificateholders  under  this  Trust  Agreement  may be  taken by the
Certificateholders  evidencing not less than a majority of the  outstanding  Security  Balance of  the  Certificates.  Except  as  expressly  provided  herein,  any  written  notice  of the
Certificateholders  delivered  pursuant to this Trust  Agreement  shall be effective if signed by  Certificateholders  evidencing  not  less  than a  majority  of the  outstanding  Security
Balance of the Certificates at the time of the delivery of such notice.

        Section 4.11. Doing  Business  in  Other   Jurisdictions.   Notwithstanding   anything
contained  herein to the  contrary,  neither  Wilmington  Trust  Company nor the Owner Trustee shall be required to take any action in any  jurisdiction  other than in the State of Delaware if the taking of such action will,  even after the  appointment  of a  co-trustee  or separate trustee in  accordance  with  Section  9.05  hereof,  (i)  require  the consent or approval or authorization or order of or the giving of notice to, or the  registration  with or the taking of any other  action in respect  of, any state or other  governmental  authority  or agency of any  jurisdiction  other  than the State of  Delaware;  (ii)  result in any fee,  tax or other governmental  charge under the laws of the State of Delaware  becoming  payable by  Wilmington
Trust  Company,  or (iii) subject  Wilmington  Trust Company to personal  jurisdiction  in any jurisdiction  other  than the  State of  Delaware  for  causes  of  action  arising  from acts unrelated to the  consummation of the  transactions  by Wilmington  Trust Company or the Owner
Trustee, as the case may be, contemplated hereby.

        Section  4.12.  Removal of Home Equity Loans.  Certificateholders  holding 100% of the
Certificate  Percentage  Interests  of the Class  SB-II  Certificates  may,  by  delivering  a written  request to the Owner  Trustee to such effect,  cause the removal of Home Equity Loans in Loan Group II from the Trust Estate in  accordance  with and subject to the  provisions  of
Section 3.15(b) of the Servicing  Agreement.  Promptly  following receipt of any such request, the Owner  Trustee  shall  deliver to the  Master  Servicer  the  written  notice and  request required to be delivered to the Master  Servicer  pursuant to Section 3.15(b) of the Servicing
Agreement.  Any Group II Loans  removed from the Trust Estate  pursuant to Section  3.15(b) of the Servicing  Agreement  shall be property of the Issuer and, upon the written request of the
Class SB-II  Certificateholders  holding 100% of the Certificate  Percentage  Interests of the
Class SB-II  Certificates,  be released  to the Class SB-II  Certificateholders  as a dividend and in accordance with the written instructions of such Certificateholders.

                                          ARTICLE V

                                  Application of Trust Funds

        Section 5.01. Distributions.  (a) On each Payment Date, the  Certificate  Paying Agent
shall  distribute  to  the   Certificateholders  all  funds  on  deposit  in  the  Certificate
Distribution  Account and available  therefor (as provided in Section 3.05 of the  Indenture), as the  Certificate  Distribution  Amount for such Payment Date.  Any such amounts  payable to
the   holders   of  the  Group  I   Certificates   shall  be   distributed,   first,   to  the
Certificateholders  of the  Class  SB-I  Certificates,  in an amount  equal to the Class  SB-I
Distribution  Amount  for such  Payment  Date and the Class SB-I  Distribution  Amount for any
previous   Payment   Date  to  the  extent  not   previously   paid,   and   second,   to  the
Certificateholders  of the Class R-I Certificates,  any amounts  remaining.  All distributions made  pursuant  to this  Section  to any Class of  Certificates  shall be  distributed  to the
Certificateholders  of such  Class  pro rata  based  on the  respective  Percentage  Interests thereof.

        (b)    In the event  that any  withholding  tax is imposed  on the  distributions  (or allocations  of income) to a  Certificateholder,  such tax shall  reduce the amount  otherwise
distributable   to  the   Certificateholder   in  accordance   with  this  Section  5.01.  The
Certificate  Paying Agent is hereby  authorized and directed to retain or cause to be retained from  amounts  otherwise  distributable  to the  Certificateholders  sufficient  funds for the payment  of any tax that is  legally  owed by the  Trust  (but  such  authorization  shall not prevent  the Owner  Trustee  from  contesting  any such tax in  appropriate  proceedings,  and withholding  payment  of  such  tax,  if  permitted  by  law,  pending  the  outcome  of  such proceedings).  The amount of any withholding  tax imposed with respect to a  Certificateholder shall be treated as cash distributed to such  Certificateholder  at the time it is withheld by the Certificate  Paying Agent and remitted to the appropriate  taxing  authority.  If there is a  possibility  that  withholding  tax is payable  with respect to a  distribution  (such as a distribution to a non-U.S.  Certificateholder),  the Certificate  Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (b).

        (c)    Distributions to  Certificateholders  shall be subordinated to the creditors of the Trust, including the Noteholders and the Credit Enhancer.

        (d)    Allocations  of profits  and  losses,  as  determined  for  federal  income tax purposes,  shall be made among the  Classes of Group I  Certificates  in  accordance  with the
REMIC  provisions and within each Class of  Certificates  to the  Certificateholders  on a pro
rata basis based on the Certificate Percentage Interests thereof.

        (e)    [Reserved]

        (f)    On each  Distribution  Date, the following  amounts,  in the following order of priority,  shall be  distributed  by REMIC I to REMIC II on  account  of the  REMIC I  Regular
Interests:

               (i)    first,  to the  extent  of the  Available  Distribution  Amount,  to the
        Holders  of REMIC I Regular  Interest  LT1,  REMIC I  Regular  Interest  LT2,  REMIC I
        Regular  Interest LT3 and REMIC I Regular  Interest  LT4, pro rata, in an amount equal to (A) their Uncertificated  Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Payment Dates; and

               (ii)   second,  on each  Payment  Date,  to the  Holders  of  REMIC  I  Regular
        Interests  after the  distributions  made  pursuant to clause (i) above,  allocated as follows (except as provided below):

                      (i)    to the  Holders  of the REMIC I  Regular  Interest  LT2,  REMIC I
               Regular  Interest  LT3 and  REMIC I  Regular  Interest  LT4,  their  respective
               Principal Distribution Amounts;

                      (ii)   to  the  Holders  of  the  REMIC  I  Regular   Interest  LT1  any
               remainder  until the  Uncertificated  Principal  Balance  thereof is reduced to zero;

                      (iii)  any  remainder  to the  Holders  of the REMIC I Regular  Interest
               LT2,  REMIC I Regular  Interest  LT3 and REMIC I Regular  Interest LT4 pro rata according to their respective  Uncertificated  Principal Balances as reduced by the  distributions  deemed made pursuant to (i) above,  until their  respective
               Uncertificated Principal Balances are reduced to zero; and

                      (iv)   any   remaining   amounts  to  the   Holders  of  the  Class  R-I
               Certificates.

        (g)    On each Payment Date,  following the distributions made pursuant to clauses (i)
through (iv) of Section  3.05(a)(I) of the  Indenture,  the  remaining  amount shall be deemed distributed  by REMIC II first to REMIC II  Regular  Interest  SB-IO  until  its  accrued  and unpaid  interest for the current and all prior  Payment Dates shall have been reduced to zero, second to the REMIC II Regular  Interest  SB-PO  until the  Uncertificated  Principal  Balance thereof  shall  have  been  reduced  to zero and  third to the  Class  R-II  Certificates  any remaining  amount.  From  the  amounts  deemed  distributed  from  REMIC  II  pursuant  to the
preceding  sentence,   first  the  Class  R-II  Certificateholder  and  then  the  Class  SB-I
Certificateholder  (as the  owner of REMIC II  Regular  Interests  SB-IO and  SB-PO)  shall be deemed to have paid the  amounts  required  to be paid  pursuant  to  clause  (ix) of  Section
3.05(a)(I).

        Section 5.02. Method of Payment.  Subject to Section 8.01(c),  distributions  required to be made to  Certificateholders  on any Payment  Date as  provided in Section  5.01 shall be made to  each  Certificateholder  of  record  on the  preceding  Record  Date  either  by wire transfer,  in immediately  available  funds,  to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such  Certificateholder  shall have provided to the  Certificate  Registrar  appropriate  written  instructions at least five Business Days prior to such  Payment  Date or,  if not,  by check  mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate Register.

        Section 5.03. Signature  on  Returns.  The Owner  Trustee  shall sign on behalf of the
Trust the tax returns of the Trust. The REMIC  Administrator,  as agent for the Owner Trustee, shall  sign on  behalf  of the  Trust  the tax  returns  of REMIC I and  REMIC  II.  The Owner
Trustee  shall  give the REMIC  Administrator  all such  powers of  attorney  as are needed to enable  the REMIC  Administrator  to  prepare  and sign such tax  returns.  In the event  that approval from the applicable  District  Director of the Internal Revenue Service for the REMIC
Administrator  or the Master  Servicer  to sign the tax returns is not  forthcoming  following application,  the REMIC  Administrator  shall prepare and the Owner Trustee shall sign the tax returns for REMIC I and REMIC II or the Master  Servicer  shall  prepare and the Owner Trustee shall sign the tax returns for the Trust, as applicable.

        Section 5.04. Statements   to   Certificateholders.   On  each   Payment   Date,   the
Certificate  Paying Agent shall make  available on its website to each  Certificateholder  the statement or  statements  provided to the Owner  Trustee and the  Certificate  Paying Agent by
the Master Servicer  pursuant to Section 4.01 of the Servicing  Agreement with respect to such
Payment Date.

        Section 5.05. Tax  Reporting.  So  long  as  the  Depositor  or any  Affiliate  of the
Depositor owns 100% of the Certificates (the "Original  Certificateholder"),  then no separate federal and state  income tax  returns and  information  returns or  statements  will be filed with respect to the Trust,  other than the portion of the Trust  constituting  the REMICs.  If the  Original  Certificateholder  is no longer  the sole  Class  SB-I  Certificateholder,  the subsequent  holders  of the Class  SB-I  Certificates  by their  acceptance  hereof,  agree to appoint the  Original  Certificateholder  as their  agent for the tax matters  partner and the
Original  Certificateholder,  as  agent  for  such  holders,  agrees  to  perform  all  duties necessary to comply with federal and state income tax laws.

        Any Class  SB-II  Certificateholder  that holds 100% of the Class  SB-II  Certificates agrees by its  purchase  of 100% of the Class  SB-II  Certificates  to treat the Trust,  other than the portion of the Trust  constituting the REMICs,  as a disregarded  entity wholly owned by such  Class  SB-II  Certificateholder  for  purposes  of  federal  and  state  income  tax, franchise  tax and any other tax  measured  in whole or in part by income,  with the assets of the Trust  (other than the assets  constituting  the REMICs)  being  treated as being owned by such Certificateholder, and the Class II Notes being debt of the Certificateholder.

        Section 5.06. Reports to the Master  Servicer.  In connection with the preparation and filing by the Master  Servicer,  on behalf of the  Depositor  and in respect of the Trust,  of periodic  reports  required to be filed under the provisions of the Exchange Act and the rules and  regulations  of the  Commission  thereunder,  the Depositor  shall timely  provide to the
Master  Servicer all material  information  available to them which is required to be included in such reports.

                                          ARTICLE VI

                                 Concerning the Owner Trustee

        Section 6.01. Acceptance of Trusts and Duties.  The Owner  Trustee  accepts the trusts hereby  created and agrees to perform  its duties  hereunder  with  respect to such trusts but only upon the terms of this Trust  Agreement.  The Owner  Trustee and the  Certificate  Paying
Agent also agree to  disburse  all moneys  actually  received by it  constituting  part of the
Owner  Trust  Estate  upon the terms of the Basic  Documents  and this  Trust  Agreement.  The
Owner Trustee shall not be answerable  or  accountable  hereunder or under any Basic  Document under any circumstances,  except (i) for its own willful  misconduct,  negligence or bad faith or negligent  failure to act or (ii) in the case of the  inaccuracy of any  representation  or warranty  contained in Section 6.03 expressly made by the Owner  Trustee.  In particular,  but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

        (a)    No provision of this Trust  Agreement or any Basic  Document  shall require the
Owner  Trustee to expend or risk  funds or  otherwise  incur any  financial  liability  in the performance  of any of its rights,  duties or powers  hereunder or under any Basic Document if the Owner Trustee shall have  reasonable  grounds for believing  that  repayment of such funds or adequate  indemnity  against such risk or liability is not  reasonably  assured or provided to it;

        (b)    Under no  circumstances  shall the Owner  Trustee  be liable  for  indebtedness evidenced  by or arising  under any of the Basic  Documents,  including  the  principal of and interest on the Notes;

        (c)    The Owner  Trustee shall not be  responsible  for or in respect of the validity or  sufficiency  of this Trust  Agreement or for the due execution  hereof by the Depositor or for the form,  character,  genuineness,  sufficiency,  value or  validity  of any of the Owner
Trust  Estate,  or for or in respect of the validity or  sufficiency  of the Basic  Documents,
the  Notes,  the   Certificates,   other  than  the  certificate  of   authentication  on  the
Certificates,  if  executed  by the  Owner  Trustee  and the Owner  Trustee  shall in no event
assume  or  incur  any   liability,   duty,  or  obligation  to  any   Noteholder  or  to  any
Certificateholder,  other than as expressly  provided for herein or expressly agreed to in the
Basic Documents;

        (d)    The execution,  delivery,  authentication  and  performance by it of this Trust
Agreement  will not require the  authorization,  consent or approval  of, the giving of notice to, the filing or  registration  with,  or the taking of any other action with respect to, any governmental authority or agency;

        (e)    The Owner  Trustee  shall not be liable for the  default or  misconduct  of the
Depositor,  the Indenture  Trustee or the Master  Servicer under any of the Basic Documents or otherwise  and the Owner  Trustee  shall  have no  obligation  or  liability  to  perform  the obligations of the Trust under this Trust  Agreement or the Basic  Documents that are required to be  performed by the  Indenture  Trustee  under the  Indenture or the Seller under the Home
Equity Loan Purchase Agreement; and

        (f)    The Owner  Trustee  shall be under no  obligation to exercise any of the rights or powers vested in it or duties  imposed by this Trust  Agreement,  or to institute,  conduct or defend any  litigation  under this Trust  Agreement  or  otherwise  or in  relation to this
Trust  Agreement  or any Basic  Document,  at the  request,  order or  direction of any of the
Certificateholders,   unless  such  Certificateholders  have  offered  to  the  Owner  Trustee security or indemnity  satisfactory  to it against the costs,  expenses and  liabilities  that may be incurred by the Owner  Trustee  therein or thereby.  The right of the Owner  Trustee to perform any  discretionary  act  enumerated in this Trust  Agreement or in any Basic  Document shall not be construed as a duty,  and the Owner  Trustee  shall not be  answerable  for other than its negligence, bad faith or willful misconduct in the performance of any such act.

        Section 6.02. Furnishing  of  Documents.  The  Owner  Trustee  shall  furnish  to  the
Securityholders  and the  Credit  Enhancer  promptly  upon  receipt  of a  written  reasonable
request  therefor,   duplicates  or  copies  of  all  reports,  notices,  requests,   demands,
certificates,  financial  statements  and any other  instruments  furnished to the Trust under the Basic Documents.

        Section 6.03. Representations  and  Warranties.  The Owner Trustee  hereby  represents and  warrants  to the  Depositor,  for the  benefit of the  Certificateholders  and the Credit
Enhancer, that:

        (a)    It is a  banking  corporation  duly  organized  and  validly  existing  in good standing  under the laws of the State of Delaware.  It has all requisite  corporate  power and authority to execute, deliver and perform its obligations under this Trust Agreement;

        (b)    It has taken all  corporate  action  necessary to authorize  the  execution and delivery  by it of this  Trust  Agreement,  and this  Trust  Agreement  will be  executed  and delivered  by one of its  officers  who is duly  authorized  to execute and deliver this Trust
Agreement on its behalf;

        (c)    Neither the execution nor the delivery by it of this Trust  Agreement,  nor the consummation by it of the  transactions  contemplated  hereby nor compliance by it with any of the terms or  provisions  hereof will  contravene  any federal or Delaware  law,  governmental rule or  regulation  governing  the  banking  or trust  powers  of the  Owner  Trustee  or any judgment or order  binding on it, or  constitute  any default  under its charter  documents or bylaws or any indenture,  mortgage,  contract,  agreement or instrument to which it is a party or by which any of its properties may be bound;

        (d)    This Trust  Agreement,  assuming due  authorization,  execution and delivery by the Owner  Trustee and the  Depositor,  constitutes a valid,  legal and binding  obligation of the Owner  Trustee,  enforceable  against it in  accordance  with the terms hereof  subject to applicable  bankruptcy,  insolvency,  reorganization,  moratorium and other laws affecting the enforcement of creditors'  rights  generally and to general  principles of equity,  regardless of whether such enforcement is considered in a proceeding in equity or at law;

        (e)    The Owner  Trustee is not in default with respect to any order or decree of any court or any order,  regulation  or demand of any federal,  state,  municipal or  governmental agency,  which default might have  consequences that would materially and adversely affect the condition  (financial or other) or operations of the Owner Trustee or its  properties or might have consequences that would materially adversely affect its performance hereunder; and

        (f)    No  litigation  is pending  or, to the best of the Owner  Trustee's  knowledge, threatened  against  the Owner  Trustee  which would  prohibit  its  entering  into this Trust
Agreement or performing its obligations under this Trust Agreement.

        Section 6.04. Reliance;  Advice of  Counsel.  (a) The  Owner  Trustee  shall  incur no liability to anyone in acting upon any signature,  instrument,  notice,  resolution,  request, consent,  order,  certificate,  report,  opinion, bond, or other document or paper believed by it to be genuine  and  believed by it to be signed by the proper  party or parties.  The Owner
Trustee  may  accept a  certified  copy of a  resolution  of the board of  directors  or other governing  body of any corporate  party as conclusive  evidence that such  resolution has been duly  adopted  by such body and that the same is in full force and  effect.  As to any fact or matter the method of determination of which is not specifically  prescribed  herein, the Owner
Trustee may for all  purposes  hereof rely on a  certificate,  signed by the  president or any vice president or by the treasurer or other  authorized  officers of the relevant party, as to such fact or  matter  and such  certificate  shall  constitute  full  protection  to the Owner
Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

        (b)    In  the  exercise  or   administration  of  the  Trust  hereunder  and  in  the
performance of its duties and obligations  under this Trust Agreement or the Basic  Documents, the Owner  Trustee  (i) may act  directly  or through its  agents,  attorneys,  custodians  or nominees  (including  persons acting under a power of attorney) pursuant to agreements entered into  with any of  them,  and the  Owner  Trustee  shall  not be  liable  for the  conduct  or misconduct of such agents,  attorneys,  custodians or nominees (including persons acting under a power of attorney) if such persons have been selected by the Owner  Trustee with  reasonable care,  and (ii) may  consult  with  counsel,  accountants  and  other  skilled  persons  to be selected  with  reasonable  care and  employed  by it at the  expense of the Trust.  The Owner
Trustee  shall not be liable for  anything  done,  suffered  or omitted in good faith by it in accordance  with the opinion or advice of any such counsel,  accountants or other such Persons and not contrary to this Trust Agreement or any Basic Document.

        Section 6.05. Not Acting in  Individual  Capacity.  Except as provided in this Article
VI, in accepting  the trusts  hereby  created  Wilmington  Trust  Company acts solely as Owner
Trustee  hereunder  and not in its  individual  capacity,  and all  Persons  having  any claim against the Owner Trustee by reason of the  transactions  contemplated by this Trust Agreement or any Basic  Document  shall look only to the Owner Trust Estate for payment or  satisfaction thereof.

        Section 6.06. Owner  Trustee Not Liable for  Certificates  or Related  Documents.  The
recitals  contained  herein and in the  Certificates  (other than the  signatures of the Owner
Trustee  on the  Certificates)  shall be taken as the  statements  of the  Depositor,  and the
Owner  Trustee  assumes no  responsibility  for the  correctness  thereof.  The Owner  Trustee makes no  representations  as to the validity or sufficiency of this Trust  Agreement,  of any
Basic Document or of the  Certificates  (other than the signatures of the Owner Trustee on the
Certificates)  or the Notes, or of any Related  Documents.  The Owner Trustee shall at no time have any  responsibility  or  liability  with  respect to the  sufficiency  of the Owner Trust
Estate or its ability to generate the payments to be distributed to  Certificateholders  under this Trust  Agreement or the  Noteholders  under the Indenture,  including,  the compliance by the  Depositor  or the  Seller  with any  warranty  or  representation  made  under  any Basic
Document or in any related  document or the accuracy of any such  warranty or  representation, or any action of the  Certificate  Paying Agent,  the  Certificate  Registrar or the Indenture
Trustee taken in the name of the Owner Trustee.

        Section 6.07. Owner Trustee May Own  Certificates  and Notes. The Owner Trustee in its
individual  or any other  capacity  may become the owner or pledgee of  Certificates  or Notes and may deal with the Depositor,  the Seller,  the Certificate  Paying Agent,  the Certificate
Registrar and the Indenture  Trustee in transactions  with the same rights as it would have if it were not Owner Trustee.

                                         ARTICLE VII

                                Compensation of Owner Trustee

        Section 7.01. Owner  Trustee's  Fees and Expenses.  The Owner Trustee shall receive as compensation for its services  hereunder such fees as have been separately  agreed upon before the date  hereof,  and the Owner  Trustee  shall be  reimbursed  for its  reasonable  expenses hereunder and under the Basic Documents,  including the reasonable compensation,  expenses and disbursements  of such agents,  representatives,  experts and counsel as the Owner Trustee may reasonably  employ in  connection  with the  exercise  and  performance  of its rights and its duties  hereunder and under the Basic  Documents which shall be payable by the Master Servicer pursuant to Section 3.09 of the Servicing Agreement.

        Section 7.02. Indemnification.   The  holder  of  the  majority  of  the   Certificate
Percentage  Interest of the Class SB  Certificates in the aggregate  shall  indemnify,  defend and hold  harmless  the  Owner  Trustee  and its  successors,  assigns,  agents  and  servants
(collectively,  the  "Indemnified  Parties")  from  and  against,  any  and  all  liabilities, obligations,  losses,  damages,  taxes, claims,  actions and suits, and any and all reasonable costs,  expenses and disbursements  (including reasonable legal fees and expenses) of any kind and  nature  whatsoever  (collectively,  "Expenses")  which  may at any  time be  imposed  on, incurred  by, or  asserted  against  the Owner  Trustee  or any  Indemnified  Party in any way
relating  to or arising  out of this Trust  Agreement,  the Basic  Documents,  the Owner Trust
Estate,  the  administration  of the Owner Trust Estate or the action or inaction of the Owner
Trustee hereunder, provided, that:

               (a)    the holder of the  majority of the  Certificate  Percentage  Interest of the  Certificates  shall not be liable for or required to indemnify an Indemnified  Party from and  against  Expenses  arising or  resulting  from the Owner  Trustee's  willful  misconduct, negligence  or bad faith or as a result of any  inaccuracy  of a  representation  or  warranty contained in Section 6.03 expressly made by the Owner Trustee;

               (b)    with respect to any such claim,  the Indemnified  Party shall have given the  holder  of the  majority  of the  Certificate  Percentage  Interest  of the  Certificates
written  notice  thereof  promptly  after the  Indemnified  Party shall have actual  knowledge thereof;

               (c)    while  maintaining  control  over its own  defense,  the  holder  of the majority of the Certificate  Percentage  Interest of the  Certificates  shall consult with the
Indemnified Party in preparing such defense; and

               (d)    notwithstanding  anything in this Trust  Agreement to the contrary,  the holder of the majority of the Certificate  Percentage  Interest of the Certificates  shall not be liable for settlement of any claim by an  Indemnified  Party entered into without the prior consent  of the  holder  of  the  majority  of  the  Certificate  Percentage  Interest  of the
Certificates which consent shall not be unreasonably withheld.

        The   indemnities   contained  in  this  Section  shall  survive  the  resignation  or termination  of the Owner Trustee or the  termination  of this Trust  Agreement.  In the event of any  claim,  action or  proceeding  for which  indemnity  will be sought  pursuant  to this
Section 7.02, the Owner  Trustee's  choice of legal  counsel,  if other than the legal counsel retained by the Owner  Trustee in  connection  with the  execution  and delivery of this Trust
Agreement,  shall be subject to the approval of the holder of the majority of the  Certificate
Percentage  Interest of the Class SB Certificates  in the aggregate,  which approval shall not be  unreasonably  withheld.  In addition,  upon written  notice to the Owner  Trustee and with the  consent of the Owner  Trustee  which  consent  shall not be  unreasonably  withheld,  the holder of the majority of the  Certificate  Percentage  Interest of the Class SB  Certificates
in the  aggregate  has the right to assume  the  defense of any  claim,  action or  proceeding against the Owner Trustee.

                                         ARTICLE VIII

                                Termination of Trust Agreement

        Section 8.01. Termination of Trust  Agreement.  (a) This Trust  Agreement  (other than this Article  VIII) and the Trust shall  terminate  and be of no further  force or effect upon the  earliest  of (i) the final  distribution  of all moneys or other  property or proceeds of the  Owner  Trust  Estate  in  accordance  with the  terms  of the  Indenture  and this  Trust
Agreement  or (ii) the purchase by the Master  Servicer of all Home Equity  Loans  pursuant to
Section 8.08 of the Servicing Agreement;  provided,  however, that in no event shall the trust created  hereby  continue  beyond  the  expiration  of 21  years  from  the  death of the last survivor of the  descendants  of Joseph P. Kennedy,  the late  ambassador of the United States to the  Court  of  St.  James,  living  on  the  date  hereof.  The  bankruptcy,  liquidation, dissolution,  death or incapacity of any Certificateholder  shall not (x) operate to terminate
this  Trust   Agreement   or  the  Trust  or  (y)  entitle  such   Certificateholder's   legal
representatives  or heirs to claim an  accounting  or to take any action or  proceeding in any court  for a  partition  or  winding  up of all or any part of the  Trust or the  Owner  Trust
Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

        (b)    Except  as  provided  in  Section  8.01(a),   neither  the  Depositor  nor  any
Certificateholder shall be entitled to revoke or terminate the Trust.

        (c)    Notice of any termination of the Trust,  specifying the Payment Date upon which
Certificateholders  shall  surrender their  Certificates  to the Certificate  Paying Agent for payment of the final  distribution and cancellation,  shall be given by the Certificate Paying
Agent by letter to  Certificateholders  and the Credit  Enhancer  mailed  within five Business
Days of  receipt  of  notice  of such  termination  from the Owner  Trustee,  stating  (i) the
Payment Date upon or with  respect to which final  payment of the  Certificates  shall be made upon  presentation and surrender of the  Certificates at the office of the Certificate  Paying
Agent  therein  designated,  (ii) the  amount of any such  final  payment  and (iii)  that the
Record Date otherwise  applicable to such Payment Date is not applicable,  payments being made only upon  presentation  and surrender of the  Certificates  at the office of the  Certificate
Paying Agent therein  specified.  The  Certificate  Paying Agent shall give such notice to the
Owner  Trustee  and  the   Certificate   Registrar  at  the  time  such  notice  is  given  to
Certificateholders.  Upon  presentation  and surrender of the  Certificates,  the  Certificate
Paying Agent shall cause to be  distributed to  Certificateholders  amounts  distributable  on such Payment  Date  pursuant to Section  5.01.  No such  termination  is permitted if it would result in a draw on either Policy unless the Credit Enhancer consents in writing.

        In  the  event  that  all  of  the   Certificateholders   shall  not  surrender  their
Certificates  for  cancellation  within  six  months  after  the date  specified  in the above mentioned written notice,  the Certificate  Paying Agent shall give a second written notice to the  remaining  Certificateholders  to  surrender  their  Certificates  for  cancellation  and receive  the  final  distribution  with  respect  thereto.  Subject  to  applicable  laws with respect to escheat of funds,  if within one year  following  the  Payment  Date on which final payment  of the  Certificates  was to  have  been  made  pursuant  to  Section  3.10,  all the
Certificates  shall not have been surrendered for cancellation,  the Certificate  Paying Agent may take  appropriate  steps,  or may appoint an agent to take  appropriate  steps, to contact the remaining  Certificateholders  concerning  surrender of their  Certificates,  and the cost thereof  shall be paid out of the funds and other  assets  that shall  remain  subject to this
Trust  Agreement.   Any  funds  remaining  in  the  Certificate   Distribution  Account  after
exhaustion  of such  remedies  shall be  distributed  by the  Certificate  Paying Agent to the holder of the majority of the Certificate Percentage Interest of the Certificates.

        (d)    Upon the winding up of the Trust and its  termination,  the Owner Trustee shall cause the  Certificate of Trust to be cancelled by filing a certificate of  cancellation  with the Secretary of State in accordance  with the provisions of Section  3810(c) of the Statutory
Trust Statute.

        Section 8.02. Additional Termination Requirements.

(a)     REMIC I shall be terminated in accordance with the following  additional  requirements including  upon the  exercise by the Master  Servicer of an optional  redemption  of the Notes pursuant to Section 8.08 of the  Servicing  Agreement,  unless the Owner  Trustee,  the Credit
Enhancer  and the Master  Servicer  have  received  an Opinion  of Counsel  (which  Opinion of
Counsel  shall not be an expense of the Owner  Trustee or the Credit  Enhancer)  to the effect that the failure of any REMIC to comply with the  requirements  of this  Section 8.02 will not
(i) result in the  imposition on the Trust Estate of taxes on  "prohibited  transactions,"  as described  in Section  860F of the Code,  or (ii) cause  either  REMIC to fail to qualify as a
REMIC at any time that any Certificate is outstanding:

(i)     The Master  Servicer shall  establish a 90-day  liquidation  period for such REMIC and specify  the first day of such  period in a  statement,  which  the  Indenture  Trustee  shall attach to REMIC I's final Tax Return pursuant to Treasury  regulations  Section 1.860F-1.  The
Master Servicer also shall satisfy all of the  requirements  of a qualified  liquidation for a
REMIC under Section 860F of the Code and regulations thereunder;

(ii)    The Master  Servicer  shall notify the Owner Trustee and the Indenture  Trustee at the commencement of such 90-day  liquidation  period and, at or prior to the time of making of the final payment on the  Certificates,  the Owner Trustee shall sell or otherwise  dispose of all of the remaining  assets of the Trust Estate that are included in REMIC I in  accordance  with the terms hereof; and

(iii)   If the Master  Servicer is  exercising  its right to purchase  the assets of the Trust
Estate,  the Master Servicer shall,  during the 90-day  liquidation  period and at or prior to the Final Payment Date, purchase all of the assets of the Trust Estate for cash.

        Each  Holder of a Security  and the Owner  Trustee  hereby  irrevocably  approves  and appoints the Master Servicer as its  attorney-in-fact to adopt a plan of complete  liquidation for such  REMIC  at the  expense  of the  Trust  Estate  in  accordance  with  the  terms  and conditions of this Agreement.

                                          ARTICLE IX

                    Successor Owner Trustees and Additional Owner Trustees

        Section 9.01. Eligibility  Requirements for Owner Trustee.  The Owner Trustee shall at all times be a  corporation  satisfying  the  provisions  of Section  3807(a) of the Statutory
Trust Statute;  authorized to exercise  corporate trust powers;  having a combined capital and surplus of at least  $50,000,000  and  subject to  supervision  or  examination  by federal or state  authorities;  and having (or having a parent that has) long-term debt  obligations with a  rating  of at  least  A by  Standard  &  Poor's,  Moody's  and/or  Fitch  Ratings.  If such corporation  shall publish  reports of condition at least  annually  pursuant to law or to the requirements  of the aforesaid  supervising  or examining  authority,  then for the purpose of this Section,  the combined capital and surplus of such corporation  shall be deemed to be its combined  capital  and  surplus  as set  forth in its  most  recent  report  of  condition  so published.  In case at any time the Owner  Trustee  shall cease to be  eligible in  accordance with the  provisions of this Section 9.01,  the Owner Trustee shall resign  immediately in the manner and with the effect specified in Section 9.02.

        Section 9.02. Replacement of Owner  Trustee.  The Owner Trustee may at any time resign and be  discharged  from the trusts  hereby  created by giving 30 days' prior  written  notice thereof to the Credit  Enhancer,  the  Indenture  Trustee and the  Depositor.  Upon  receiving such notice of  resignation,  the Indenture  Trustee shall promptly  appoint a successor Owner
Trustee with the consent of the Credit  Enhancer which will not be unreasonably  withheld,  by written  instrument,  in  duplicate,  one copy of which  instrument  shall be delivered to the resigning  Owner Trustee and one copy to the successor  Owner Trustee.  If no successor  Owner
Trustee shall have been so appointed and have  accepted  appointment  within 30 days after the giving of such notice of  resignation,  the resigning  Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

        If at any time the Owner  Trustee  shall cease to be eligible in  accordance  with the provisions  of Section 9.01 and shall fail to resign  after  written  request  therefor by the
Indenture  Trustee,  or if at any time the Owner  Trustee  shall be legally  unable to act, or shall be  adjudged  bankrupt  or  insolvent,  or a  receiver  of the Owner  Trustee  or of its property  shall be appointed,  or any public officer shall take charge or control of the Owner
Trustee or of its  property  or affairs  for the purpose of  rehabilitation,  conservation  or liquidation,  then  the  Indenture  Trustee  may and  shall  at the  direction  of the  Credit
Enhancer  remove the Owner  Trustee.  If the Indenture  Trustee shall remove the Owner Trustee under the  authority of the  immediately  preceding  sentence,  the  Indenture  Trustee  shall promptly  appoint a  successor  Owner  Trustee  acceptable  to the Credit  Enhancer by written instrument,  in  duplicate,  one copy of which  instrument  shall be delivered to the outgoing
Owner Trustee so removed and one copy to the successor  Owner Trustee,  and shall pay all fees owed to the outgoing Owner Trustee.

        Any  resignation or removal of the Owner Trustee and  appointment of a successor Owner
Trustee  pursuant to any of the  provisions of this Section shall not become  effective  until acceptance  of  appointment  by the  successor  Owner  Trustee  pursuant  to Section  9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

        Section 9.03. Successor  Owner  Trustee.   Any  successor   Owner  Trustee   appointed
pursuant to Section 9.02 shall execute,  acknowledge and deliver to the Indenture  Trustee and to its predecessor  Owner Trustee an instrument  accepting such  appointment  under this Trust
Agreement,  and thereupon the  resignation or removal of the  predecessor  Owner Trustee shall become  effective,  and such  successor  Owner  Trustee,  without  any  further  act,  deed or conveyance,  shall become fully vested with all the rights,  powers, duties and obligations of its predecessor  under this Trust Agreement,  with like effect as if originally named as Owner
Trustee.  The  predecessor  Owner Trustee shall upon payment of its fees and expenses  deliver to the successor  Owner Trustee all documents and  statements and monies held by it under this
Trust  Agreement;   and  the  predecessor   Owner  Trustee  shall  execute  and  deliver  such
instruments  and do such other things as may  reasonably  be required for fully and  certainly vesting and  confirming in the successor  Owner  Trustee all such rights,  powers,  duties and obligations.

        No successor  Owner Trustee shall accept  appointment as provided in this Section 9.03 unless  at the  time of such  acceptance  such  successor  Owner  Trustee  shall  be  eligible pursuant to Section 9.01.

        Upon acceptance of appointment by a successor  Owner Trustee  pursuant to this Section
9.03, the Indenture  Trustee shall mail notice thereof to all  Certificateholders,  the Credit
Enhancer,  the Noteholders  and the Rating  Agencies.  If the Indenture  Trustee shall fail to mail such notice within 10 days after  acceptance of such  appointment by the successor  Owner
Trustee,  the  successor  Owner Trustee shall cause such notice to be mailed at the expense of the Indenture Trustee.

        Section 9.04. Merger or  Consolidation  of Owner  Trustee.  Any Person  into which the
Owner Trustee may be merged or converted or with which it may be  consolidated,  or any Person resulting from any merger,  conversion or  consolidation to which the Owner Trustee shall be a party, or any Person  succeeding to all or  substantially  all of the corporate trust business of the Owner  Trustee,  shall be the  successor of the Owner  Trustee  hereunder,  without the execution  or filing of any  instrument  or any  further act on the part of any of the parties hereto, anything herein to the contrary  notwithstanding;  provided, that such Person shall be eligible pursuant to Section 9.01 and,  provided,  further,  that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies and the Credit Enhancer.

        Section 9.05. Appointment  of  Co-Trustee  or Separate  Trustee.  Notwithstanding  any
other  provisions of this Trust  Agreement,  at any time, for the purpose of meeting any legal requirements  of any  jurisdiction in which any part of the Owner Trust Estate may at the time be  located,  the  Owner  Trustee  shall  have the power and shall  execute  and  deliver  all instruments  to appoint  one or more  Persons  to act as  co-trustee,  jointly  with the Owner
Trustee,  or as separate  trustee or trustees,  of all or any part of the Owner Trust  Estate, and to vest in such  Person,  in such  capacity,  such title to the Trust or any part  thereof and,  subject to the other  provisions  of this  Section,  such powers,  duties,  obligations, rights and trusts as the Owner  Trustee may consider  necessary or  desirable.  No  co-trustee or  separate  trustee  under  this  Trust  Agreement  shall be  required  to meet the terms of eligibility  pursuant to Section 9.01 and no notice of the  appointment  of any  co-trustee or separate trustee shall be required pursuant to Section 9.03.

        Each  separate  trustee  and  co-trustee  shall,  to the extent  permitted  by law, be appointed and act subject to the following provisions and conditions:

        (a)    All rights,  powers, duties and obligations conferred or imposed upon the Owner
Trustee  shall be conferred  upon and  exercised  or  performed by the Owner  Trustee and such separate  trustee or co-trustee  jointly (it being  understood  that such separate  trustee or co-trustee is not  authorized  to act  separately  without the Owner  Trustee  joining in such act),  except to the extent  that under any law of any  jurisdiction  in which any  particular act or acts are to be performed,  the Owner Trustee shall be  incompetent  or  unqualified  to perform  such  act or acts,  in which  event  such  rights,  powers,  duties  and  obligations
(including  the holding of title to the Owner Trust Estate or any portion  thereof in any such
jurisdiction)   shall  be  exercised  and  performed   singly  by  such  separate  trustee  or
co-trustee, but solely at the direction of the Owner Trustee;

        (b)    No trustee under this Trust Agreement  shall be personally  liable by reason of any act or omission of any other trustee under this Trust Agreement; and

        (c)    The Owner  Trustee  may at any time  accept  the  resignation  of or remove any separate trustee or co-trustee.

        Any notice,  request or other  writing  given to the Owner  Trustee shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing any separate trustee or co-trustee shall refer to this Trust  Agreement and the  conditions  of this Article IX. Each separate  trustee and  co-trustee,  upon its  acceptance  of the  trusts  conferred,  shall be  vested  with the estates or property  specified  in its  instrument  of  appointment,  either  jointly with the
Owner Trustee or  separately,  as may be provided  therein,  subject to all the  provisions of this  Trust  Agreement,  specifically  including  every  provision  of  this  Trust  Agreement relating to the conduct of,  affecting  the  liability  of, or  affording  protection  to, the
Owner Trustee.  Each such instrument shall be filed with the Owner Trustee.

        Any separate  trustee or  co-trustee  may at any time appoint the Owner Trustee as its agent or  attorney-in-fact  with full power and  authority,  to the extent not  prohibited  by law,  to do any lawful act under or in  respect of this Trust  Agreement  on its behalf and in its name.  If any  separate  trustee or  co-trustee  shall die,  become  incapable  of acting, resign or be removed, all of its estates,  properties,  rights, remedies and trusts shall vest in and be  exercised  by the Owner  Trustee,  to the  extent  permitted  by law,  without  the appointment of a new or successor co-trustee or separate trustee.

                                          ARTICLE X

                                        Miscellaneous

        Section 10.01.Amendments.  (a) This Trust  Agreement  may be amended from time to time by the parties  hereto as specified in this Section 10.01,  with the prior written  consent of the Credit  Enhancer,  provided that any  amendment,  except as provided in  subparagraph  (e)
below,  be accompanied by an Opinion of Counsel,  to the Owner Trustee and the Credit Enhancer
to the effect that such  amendment (i) complies  with the  provisions of this Section and (ii)
will not  cause  the Trust to be  subject  to an  entity  level tax or cause any of REMIC I or
REMIC II to fail to qualify as a REMIC for federal income tax purposes.

        (b)    If the  purpose of the  amendment  (as  detailed  therein)  is to  correct  any mistake,  eliminate any inconsistency,  cure any ambiguity or deal with any matter not covered in this Trust Agreement  (i.e., to give effect to the intent of the parties),  it shall not be necessary  to obtain  the  consent  of any  Holders,  but the  Owner  Trustee  and the  Credit
Enhancer  shall be furnished  with (A) a letter from the Rating  Agencies  that the  amendment will not result in the  downgrading  or withdrawal of the rating then assigned to any Security if  determined  without  regard to the  Policies  and (B) an  Opinion of Counsel to the effect that such action will not  adversely  affect in any  material  respect  the  interests  of any
Holders or the Credit Enhancer, and the consent of the Credit Enhancer shall be obtained.

        (c)    If the purpose of the amendment is to prevent the  imposition of any federal or state taxes at any time that any  Security is  outstanding  (i.e.,  technical  in nature),  it shall not be  necessary  to obtain the  consent of any Holder,  but the Owner  Trustee and the
Credit  Enhancer  shall be  furnished  with an  Opinion  of  Counsel  that such  amendment  is necessary or helpful to prevent the  imposition  of such taxes and is not  materially  adverse to any  Holder  or the  Credit  Enhancer  and the  consent  of the  Credit  Enhancer  shall be obtained.

        (d)    If the purpose of the  amendment is to add or eliminate or change any provision of the Trust Agreement  other than as  contemplated in (b) and (c) above,  the amendment shall require  (A) the consent of the Credit  Enhancer  and an Opinion of Counsel to the effect that such action will not  adversely  affect in any material  respect the  interests of any Holders or the Credit  Enhancer and (B) either (a) a letter from the Rating  Agency that the amendment will not result in the  downgrading  or withdrawal of the rating then assigned to any Security if  determined  without  regard to the Policies or (b) the consent of Holders of  Certificates evidencing  a majority of the  Certificate  Percentage  Interest of the  Certificates  and the
Indenture Trustee;  provided,  however,  that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of,  payments  received that are required to be distributed on any  Certificate  without  the  consent  of the  related  Certificateholder  and the Credit
Enhancer,  or (ii) reduce the aforesaid  percentage of  Certificates  the Holders of which are required  to consent to any such  amendment,  without  the  consent of the Holders of all such
Certificates then outstanding.

        (e)    If the  purpose of the  amendment  is to provide  for the holding of any of the
Certificates  in  book-entry  form,  it shall  require  the  consent  of  Holders  of all such
Certificates   then  outstanding;   provided,   that  the  Opinion  of  Counsel  specified  in
subparagraph (a) above shall not be required.

        (f)    If the purpose of the  amendment is to provide for the  issuance of  additional certificates  representing  an interest in the Trust,  it shall not be necessary to obtain the consent of any Holder,  but the Owner Trustee and the Credit  Enhancer shall be furnished with
(A) an Opinion of Counsel to the effect  that such  action  will not  adversely  affect in any material  respect the  interests  of any Holders or the Credit  Enhancer and (B) a letter from the Rating  Agencies that the amendment  will not result in the  downgrading  or withdrawal of the rating then assigned to any Security,  if  determined  without  regard to the Policies and the consent of the Credit Enhancer shall be obtained.

        (g)    Promptly  after the  execution  of any such  amendment  or  consent,  the Owner
Trustee shall furnish  written  notification  of the substance of such amendment or consent to each  Certificateholder,  the Indenture  Trustee,  the Credit  Enhancer and each of the Rating
Agencies.  It shall not be necessary  for the consent of  Certificateholders  or the Indenture
Trustee  pursuant  to this  Section  10.01 to  approve  the  particular  form of any  proposed amendment or consent,  but it shall be  sufficient if such consent shall approve the substance
thereof.   The   manner   of   obtaining   such   consents   (and  any   other   consents   of
Certificateholders  provided for in this Trust  Agreement or in any other Basic  Document) and of evidencing  the  authorization  of the  execution  thereof by  Certificateholders  shall be subject to such reasonable requirements as the Owner Trustee may prescribe.
        (h)    In  connection  with the  execution of any  amendment to any agreement to which the Trust is a party,  other than this Trust  Agreement,  the Owner  Trustee shall be entitled to  receive  and  conclusively  rely  upon an  Opinion  of  Counsel  to the  effect  that such amendment is authorized or permitted by the documents  subject to such  amendment and that all conditions  precedent in the Basic  Documents for the  execution  and delivery  thereof by the
Trust or the Owner Trustee, as the case may be, have been satisfied.

        Promptly after the execution of any amendment to the  Certificate of Trust,  the Owner
Trustee shall cause the filing of such  amendment  with the Secretary of State of the State of
Delaware.

        Section 10.02.No Legal Title to Owner Trust Estate. The  Certificateholders  shall not have  legal  title to any part of the Owner  Trust  Estate.  The  Certificateholders  shall be entitled  to  receive  distributions  with  respect  to their  undivided  beneficial  interest therein only in  accordance  with  Articles V and VIII.  No  transfer,  by operation of law or otherwise,  of any  right,  title  or  interest  of  the  Certificateholders  to and in  their ownership  interest in the Owner Trust Estate shall operate to terminate this Trust  Agreement or the trusts  hereunder or entitle any  transferee  to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate

        Section 10.03.Limitations   on  Rights  of  Others.   Except  for  Section  2.07,  the
provisions  of this  Trust  Agreement  are solely for the  benefit of the Owner  Trustee,  the
Depositor,  the Certificateholders,  the Credit Enhancer and, to the extent expressly provided herein,  the  Indenture  Trustee  and the  Noteholders,  and  nothing in this Trust  Agreement
(other than  Section  2.07),  whether  express or implied,  shall be  construed to give to any other  Person  any legal or  equitable  right,  remedy or claim in the Owner  Trust  Estate or under or in  respect  of this Trust  Agreement  or any  covenants,  conditions  or  provisions contained herein.

        Section 10.04.Notices.  (a) Unless otherwise  expressly  specified or permitted by the terms hereof,  all notices  shall be in writing and shall be deemed given upon receipt,  if to the Owner Trustee,  addressed to Wilmington  Trust Company,  Corporate  Trust  Administration,
Rodney  Square  North,  1100 North  Market  Street,  Wilmington,  Delaware  19890,  Attention:
Corporate  Trust  Administration;  if to  the  Depositor,  addressed  to  Residential  Funding
Mortgage  Securities  II,  Inc.,  8400  Normandale  Lake  Boulevard,  Suite 250,  Minneapolis,
Minnesota  55437;  if to the Credit  Enhancer,  addressed to MBIA Insurance  Corporation,  113
King Street,  Armonk,  New York 10504,  Attention:  Insured Portfolio  Management - Structured
Finance  (RFMSII  2007-HSA3);  if to the  Rating  Agencies,  addressed  to  Standard  & Poor's
Ratings Services,  a division of The McGraw-Hill  Companies,  Inc., 55 Water Street, New York,
New York 10041 Attention:  Structured  Finance Department - MBS, to Moody's Investors Service,
Inc., 99 Church  Street,  4th Floor,  New York,  New York 10007 and Fitch  Ratings,  One State
Street  Plaza,  34th  floor,  New York,  New York 10004;  or, as to each party,  at such other address as shall be designated by such party in a written notice to each other party.

        (b)    Any notice  required or permitted to be given to a  Certificateholder  shall be given by  first-class  mail,  postage  prepaid,  at the address of such Holder as shown in the
Certificate  Register.  Any  notice  so  mailed  within  the  time  prescribed  in this  Trust
Agreement  shall  be  conclusively  presumed  to have  been  duly  given,  whether  or not the
Certificateholder receives such notice.

        (c)    A copy of any notice  delivered to the Owner Trustee or the Trust shall also be delivered to the Depositor.

        Section 10.05.Severability.  Any provision of this Trust  Agreement that is prohibited or  unenforceable in any jurisdiction  shall, as to such  jurisdiction,  be ineffective to the extent of such prohibition or unenforceability  without  invalidating the remaining provisions
hereof,  and  any  such  prohibition  or   unenforceability  in  any  jurisdiction  shall  not
invalidate or render unenforceable such provision in any other jurisdiction.

        Section 10.06.Separate  Counterparts.  This Trust  Agreement  may be  executed  by the parties hereto in separate  counterparts,  each of which when so executed and delivered  shall be an original,  but all such  counterparts  shall  together  constitute  but one and the same instrument.

        Section 10.07.Successors and Assigns. All representations,  warranties,  covenants and agreements  contained  herein shall be binding upon,  and inure to the benefit of, each of the
Depositor,   the  Owner  Trustee  and  its  successors  and  each  Certificateholder  and  its successors  and  permitted  assigns,  all as herein  provided  and the  Credit  Enhancer.  Any
request,   notice,   direction,   consent,   waiver  or  other   instrument  or  action  by  a
Certificateholder shall bind the successors and assigns of such Certificateholder.

        Section 10.08.No Petition.  The Owner Trustee,  by entering into this Trust  Agreement and each  Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will  not at  any  time  institute  against  the  Depositor  or  the  Trust,  or  join  in any institution  against  the  Depositor  or the Trust of, any  bankruptcy  proceedings  under any
United States federal or state  bankruptcy or similar law in connection  with any  obligations to the Certificates, the Notes, this Trust Agreement or any of the Basic Documents.

        Section 10.09.No  Recourse.   Each   Certificateholder   by  accepting  a  Certificate
acknowledges that such  Certificateholder's  Certificates  represent  beneficial  interests in the  Trust  only and do not  represent  interests  in or  obligations  of the  Depositor,  the
Seller,  the Owner  Trustee,  the Indenture  Trustee or any Affiliate  thereof and no recourse may be had against  such  parties or their  assets,  except as may be  expressly  set forth or contemplated in this Trust Agreement, the Certificates or the Basic Documents.

        Section 10.10.Headings.  The headings of the various  Articles and Sections herein are for  convenience  of  reference  only  and  shall  not  define  or limit  any of the  terms or provisions hereof.

        Section 10.11.GOVERNING  LAW.  THIS TRUST  AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF DELAWARE,  WITHOUT  REFERENCE TO ITS CONFLICT OF LAW PROVISIONS,
AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE  DETERMINED  IN
ACCORDANCE WITH SUCH LAWS.

        Section 10.12.Integration.  This Trust  Agreement  constitutes  the  entire  agreement among the parties  hereto  pertaining to the subject  matter hereof and  supersedes  all prior agreements and understanding pertaining thereto.

     Section  10.13.Rights of Credit  Enhancer.  (a) By accepting its Class SB Certificate
and  Class  R   Certificate,   each   Class  SB   Certificateholder   and  each   Class  R
Certificateholder,  respectively, agrees that unless a Credit Enhancer Default exists, the
Credit  Enhancer  shall  have the  right to  exercise  the  voting  rights of the Class SB
Certificateholders and Class R Certificateholders under this Agreement without any further consent of the Class SB Certificateholders and Class R Certificateholders. Nothing in this
Section, however, shall alter or modify in any way, the fiduciary obligations of the Owner
Trustee to the Class SB Certificateholders  or the Class R Certificateholders  pursuant to this  Agreement,  or create any  fiduciary  obligation  of the Owner Trustee to the Credit
Enhancer. The Credit Enhancer is an express third-party beneficiary to this Agreement.

     (b) From and after the date on which  the Notes are no longer  outstanding  under the
Indenture  and no amounts  are owed to the Credit  Enhancer  pursuant  to the terms of the
Insurance Agreement,  including but not limited to, amounts owed to the Credit Enhancer in respect of draws made on the Policies and for unpaid  premiums,  the Credit Enhancer shall have no rights or benefits  hereunder and all  references  to the Credit  Enhancer in this
Trust Agreement shall be disregarded.

                                          ARTICLE XI

                                COMPLIANCE WITH REGULATION AB

        Section 11.01.Intent of the Parties;  Reasonableness  . The Depositor  and  Wilmington
acknowledge  and agree that the purpose of this Article XI is to facilitate  compliance by the
Depositor  with the  provisions  of Regulation  AB and related  rules and  regulations  of the
Commission.  The  Depositor  shall not exercise its right to request  delivery of  information or other  performance  under these  provisions other than in good faith, or for purposes other than  compliance  with the Securities  Act, the Exchange Act and the rules and  regulations of the Commission  under the Securities Act and the Exchange Act.  Wilmington  acknowledges  that interpretations  of the  requirements  of Regulation  AB may change over time,  whether due to interpretive  guidance provided by the Commission or its staff,  consensus among  participants in the  mortgage-backed  securities markets,  advice of counsel,  or otherwise,  and agrees to comply  with  reasonable  requests  made  by the  Depositor  in good  faith  for  delivery  of information  under these  provisions  on the basis of evolving  interpretations  of Regulation
AB.  Wilmington  shall  cooperate in good faith with any  reasonable  request by the Depositor for information  regarding Wilmington that is necessary or required,  in the reasonable,  good faith  determination  of the Depositor,  to permit the Depositor to comply with the provisions of Regulation AB.

        Section 11.02.Additional Representations and Warranties of Wilmington.

        (a)    Wilmington  shall be deemed to represent and warrant to the Depositor as of the date  hereof  and on each  date on  which  information  is  provided  to the  Depositor  under
Sections 11.01,  11.02(b) or 11.03 that, except as disclosed in writing to the Depositor prior to such  date:  (i) it is not  aware  and has not  received  notice  that any  default,  early
amortization   or  other   performance   triggering   event  has  occurred  as  to  any  other
Securitization  Transaction  due to any  default of  Wilmington;  (ii) there are no aspects of its financial  condition that could have a material  adverse  effect on the  performance by it of its trustee obligations under the Trust Agreement or any other  Securitization  Transaction as to which it is the trustee;  (iii) there are no material legal or governmental  proceedings pending (or known to be contemplated)  against it that would be material to Noteholders;  (iv)
there are no  relationships  or  transactions  (as described in Item 1119(b) of Regulation AB)
relating  to  Wilmington  with  respect  to the  Depositor  or any  sponsor,  issuing  entity, servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material  transaction  party (as each of such terms are used in Regulation AB) relating to the
Securitization  Transaction  contemplated  by  the  Trust  Agreement,  as  identified  by  the
Depositor to Wilmington in writing as of the Closing Date (each, a  "Transaction  Party") that are  outside  the  ordinary  course of business or on terms other than would be obtained in an arm's  length  transaction  with an  unrelated  third  party,  apart  from the  Securitization
Transaction,  and that are material to the investors'  understanding of the Certificates;  and
(v) Wilmington is not an affiliate (as  contemplated  by Item 1119(a) of Regulation AB) of any
Transaction  Party.  The Depositor shall notify  Wilmington of any change in the identity of a
Transaction  Party after the Closing Date at least five (5) Business  Days prior to January 31 of each calendar year.

        (b)    If so  requested  by the  Depositor  on any date  following  the Closing  Date,
Wilmington  shall,  within five Business Days following  such request,  confirm in writing the accuracy of the  representations  and  warranties  set forth in paragraph  (a) of this Section or,  if  any  such  representation  and  warranty  is not  accurate  as of the  date  of  such confirmation,  provide the pertinent  facts,  in writing,  to the Depositor.  Any such request from the  Depositor  shall  not be given  more than once each  calendar  quarter,  unless  the
Depositor  shall  have  a  reasonable  basis  for  questioning  the  accuracy  of  any  of the representations and warranties.

        Section 11.03.Information to Be Provided by Wilmington.

        (a)    For so long as the Notes are  outstanding,  for the purpose of  satisfying  the
Depositor's  reporting  obligation  under the Exchange Act with respect to any class of Notes,
Wilmington  shall provide to the Depositor a written  description of (i) the  commencement of, a  material  development  in or,  if  applicable,  the  termination  of,  any  and  all  legal proceedings  against  Wilmington  or  any  and  all  proceedings  of  which  any  property  of
Wilmington  is the  subject,  that  would  be  material  to  Noteholders;  and  (ii)  any such proceedings  known to be contemplated by  governmental  authorities  that would be material to
Noteholders.  Wilmington  shall  also  notify  the  Depositor,  in  writing,  as  promptly  as practicable  following  notice to or discovery by a  Responsible  Officer of Wilmington of any
material  changes  to  proceedings   described  in  the  preceding   sentence.   In  addition,
Wilmington  will furnish to the  Depositor,  in writing,  the necessary  disclosure  regarding
Wilmington   describing  such  proceedings  required  to  be  disclosed  under  Item  1117  of
Regulation  AB, for inclusion in reports  filed by or on behalf of the  Depositor  pursuant to the Exchange Act. The Depositor  will allow  Wilmington to review any  disclosure  relating to material  litigation  against  Wilmington  prior to filing such disclosure with the Commission
to  the  extent  the  Depositor   changes  the   information   provided  by  Wilmington.   Any
descriptions  required  with respect to legal  proceedings,  as well as updates to  previously provided  descriptions,  under  this  Section  11.03(a)  shall be given  no  later  than  five
Business  Days  prior to the  Determination  Date  following  the month in which the  relevant event occurs.

        (b)    For so long as the Notes are  outstanding,  for the purpose of  satisfying  the
Depositor's  reporting  obligation  under the Exchange Act with respect to any class of Notes,
Wilmington  shall,  no later  than  January  31 of each  calendar  year,  (i)  provide  to the
Depositor such information  regarding  Wilmington as is required for the purpose of compliance with Item 1119 of  Regulation  AB;  provided,  however,  Wilmington  shall not be  required to provide  such  information  in the event  that  there  has been no  change to the  information previously  provided by  Wilmington  to the  Depositor;  and (ii) as  promptly as  practicable following  notice to or discovery by a  Responsible  Officer of  Wilmington  of any changes to such  information,  provide to the  Depositor,  in writing,  such  updated  information.  Such information shall include,  at a minimum, a description of any affiliation  between Wilmington and any of the following parties to the Securitization  Transaction  contemplated by the Trust
Agreement,  as  such  parties  and  their  affiliates  are  identified  to  Wilmington  by the
Depositor in connection with the closing of each  Securitization  Transaction or, if there has been a change in any such party,  as such party is  identified  by the  Depositor in a written notice to  Wilmington  at least five (5)  Business  Days prior to January 31 of each  calendar year:

        (1)    the sponsor;

        (2)    any depositor;

        (3)    the issuing entity;

        (4)    any servicer;

        (5)    any other trustee;

        (6)    any originator;

        (7)    any significant obligor;

        (8)    any enhancement or support provider; and

        (9)    any other material party related to any Securitization Transaction.

        In addition,  Wilmington  shall provide a  description  of whether there is, and if so the general character of, any business relationship,  agreement,  arrangement,  transaction or understanding  between  Wilmington and any above-listed party that is entered into outside the ordinary  course of business  or is on terms  other than would be obtained in an arm's  length transaction  with  an  unrelated  third  party,  apart  from  the  Securitization  Transaction contemplated  by the Trust  Agreement,  that currently  exists or that existed during the past two years and that is material to an investor's understanding of the Notes.

        (c)    As of the related  Payment  Date with  respect to each Report on Form 10-D with respect  to the Notes  filed by or on behalf of the  Depositor,  and as of March 15  preceding the date each  Report on Form 10-K with  respect  to the Notes is filed,  Wilmington  shall be deemed to represent and warrant that any information  previously  provided by Wilmington under this  Article  XI is  materially  correct  and does not have  any  material  omissions  unless
Wilmington has provided an update to such information.

        Section 11.04.Indemnification; Remedies.

        (a)    Wilmington  shall  indemnify the  Depositor,  each  affiliate of the Depositor,
Residential  Funding and each affiliate of  Residential  Funding,  and the respective  present and former  directors,  officers,  employees  and agents of each of the  foregoing,  and shall hold each of them  harmless  from and  against  any  claims,  losses,  liabilities  (including penalties),  actions,  suits,  judgments,  demands,  damages,  costs and  expenses  (including reasonable  fees and  expenses of attorneys  or, as  necessary,  consultants  and auditors and reasonable  costs of  investigations)  that any of them may  sustain  arising  out of or based upon:

                             (i)(A) any untrue  statement  of a  material  fact  contained  or alleged to be contained in any information,  report,  certification or other material provided under  Sections  11.01,  11.02 or 11.03  of this  Article  XI by or on  behalf  of  Wilmington
(collectively,  the  "Wilmington  Information"),  or (B) the  omission or alleged  omission to state  in  Wilmington  Information  a  material  fact  required  to be  stated  in  Wilmington
Information  or  necessary  in order  to make  the  statements  therein,  in the  light of the circumstances under which they were made, not misleading; or

                             (ii)   any  failure by  Wilmington  to deliver  any  information, report, certification or other material when and as required under Sections 11.02 and 11.03.

        (b)    In the case of any failure of  performance  described in clause (ii) of Section
11.04(a),  Wilmington  shall (i) promptly  reimburse the  Depositor  for all costs  reasonably incurred by the Depositor in order to obtain the information,  report,  certification or other material not  delivered by  Wilmington  as required and (ii)  cooperate  with the Depositor to mitigate any damages that may result from such failure.

        (c)    The  Depositor  and  Residential  Funding  shall  indemnify  Wilmington,   each
affiliate of Wilmington and the respective present and former directors,  officers,  employees and agents of  Wilmington,  and shall hold each of them  harmless from and against any losses,
damages,  penalties,   fines,  forfeitures,   legal  fees  and  expenses  and  related  costs,
judgments,  and any other costs,  fees and expenses  that any of them may sustain  arising out of or based upon  (i) any  untrue  statement  of a material  fact  contained  or alleged to be contained  in any  information  provided  by or on  behalf  of the  Depositor  or  Residential
Funding  for  inclusion  in  any  report  filed  with   Commission   under  the  Exchange  Act
(collectively,  the "RFC  Information"),  or (ii) the omission or alleged omission to state in the  RFC  Information  a  material  fact  required  to be  stated  in the RFC  Information  or necessary in order to make the statements  therein,  in the light of the  circumstances  under which they were made, not misleading.

        (d)    Notwithstanding  any  provision  in this  Section  11.04 to the  contrary,  the parties agree that none of Wilmington,  the Depositor or  Residential  Funding shall be liable to the other for any consequential or punitive damages whatsoever,  whether in contract,  tort
(including  negligence  and strict  liability),  or any other  legal or  equitable  principle;
provided,  however,  that such limitation  shall not be applicable with respect to third party claims made against a party.

        IN WITNESS WHEREOF,  the Depositor and the Owner Trustee have caused their names to be signed hereto by their respective  officers  thereunto duly authorized,  all as of the day and year first above written.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.

                                            By:    /s/ Jeffrey Blaschko
                                                   Name: Jeffrey Blaschko
                                                   Title:

                                            WILMINGTON TRUST COMPANY, not
                                            in its individual capacity but solely as
                                            Owner Trustee, except with respect
                                            to the representations and warranties
                                            contained in Section 6.03 hereof,

                                            By:    /s/ Robert J. Perkins
                                                   Name: Robert J. Perkins
                                                   Title: Sr Financial Services Officer

Acknowledged and Agreed:

LASALLE BANK NATIONAL ASSOCIATION
Indenture Trustee, as Certificate
Registrar and Certificate
Paying Agent

By:     /s/ Susan L. Feld
       Name: Susan L. Feld
       Title: Vice President

                                          EXHIBIT A

                                FORM OF CLASS SB-I CERTIFICATE

               THIS CLASS SB-I  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE TERM
NOTES AND THE VARIABLE FUNDING NOTES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

               THIS CLASS SB-I  CERTIFICATE IS ISSUED IN THE CERTIFICATE  PERCENTAGE  INTEREST
SET FORTH BELOW;  HOWEVER, THE CERTIFICATE  PERCENTAGE INTEREST OF THIS CERTIFICATE MAY CHANGE
IN ACCORDANCE  WITH SECTION 3.12 OF THE AGREEMENT.  THE HOLDER OF THIS CLASS SB-I  CERTIFICATE
HEREBY CONSENTS TO ANY CHANGE IN ITS CERTIFICATE  PERCENTAGE  INTEREST IN ACCORDANCE WITH SUCH
SECTION.

               SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CLASS SB-I CERTIFICATE IS A
"REGULAR  INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE  TERMS  ARE
DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986 (THE
"CODE").

               THIS CLASS SB-I  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE
SECURITIES  ACT OF 1933,  AS  AMENDED,  OR THE  SECURITIES  LAWS OF ANY  STATE  AND MAY NOT BE
RESOLD OR  TRANSFERRED  UNLESS IT IS  REGISTERED  PURSUANT  TO SUCH ACT AND LAWS OR IS SOLD OR
TRANSFERRED  IN  TRANSACTIONS  WHICH ARE  EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND UNDER
APPLICABLE  LAWS AND IS TRANSFERRED  IN ACCORDANCE  WITH THE PROVISIONS OF SECTION 3.05 OF THE
AMENDED AND RESTATED TRUST AGREEMENT ("THE AGREEMENT").

               NO  TRANSFER  OF  THIS  CLASS  SB-I  CERTIFICATE   SHALL  BE  MADE  UNLESS  THE
CERTIFICATE  REGISTRAR  SHALL  HAVE  RECEIVED  EITHER  (I) A  REPRESENTATION  LETTER  FROM THE
TRANSFEREE  OF THIS  CLASS  SB-I  CERTIFICATE  TO THE EFFECT  THAT SUCH  TRANSFEREE  IS NOT AN
EMPLOYEE  BENEFIT OR OTHER PLAN SUBJECT TO THE  PROHIBITED  TRANSACTION  RESTRICTIONS  AND THE
FIDUCIARY  RESPONSIBILITY  REQUIREMENTS  OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF
1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED
(THE "CODE"),  ANY PERSON ACTING,  DIRECTLY OR  INDIRECTLY,  ON BEHALF OF ANY SUCH PLAN OR ANY
PERSON  USING  "PLAN  ASSETS,"  WITHIN THE  MEANING  OF THE  DEPARTMENT  OF LABOR  REGULATIONS
SECTION  2510.3-101,  TO ACQUIRE THIS CLASS SB-I CERTIFICATE,  OF ANY SUCH PLAN (EACH, A "PLAN
INVESTOR") OR (II) IF THIS CLASS SB-I  CERTIFICATE IS PRESENTED FOR  REGISTRATION  IN THE NAME
OF A PLAN  INVESTOR,  AN OPINION OF COUNSEL TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS
CLASS SB-I  CERTIFICATE IS PERMISSIBLE  UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN
A  PROHIBITED  TRANSACTION  UNDER  SECTION  406 OF  ERISA  OR  SECTION  4975 OF THE  CODE  (OR
COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND WILL NOT SUBJECT THE DEPOSITOR,  THE
OWNER  TRUSTEE,  THE  MASTER  SERVICER  OR THE  CERTIFICATE  REGISTRAR  TO ANY  OBLIGATION  OR
LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

               THE  TRANSFEREE  OF THIS  CLASS  SB-I  CERTIFICATE  SHALL BE  SUBJECT TO UNITED
STATES  FEDERAL  WITHHOLDING  TAX  UNLESS THE  CERTIFICATE  REGISTRAR  SHALL  HAVE  RECEIVED A
CERTIFICATE OF NON-FOREIGN  STATUS  CERTIFYING AS TO THE TRANSFEREE'S  STATUS AS A U.S. PERSON
OR CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

               THIS CLASS SB-I  CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF
THE SELLER, THE DEPOSITOR,  THE MASTER SERVICER,  THE INDENTURE TRUSTEE,  THE OWNER TRUSTEE OR
ANY OF THEIR  RESPECTIVE  AFFILIATES,  EXCEPT AS  EXPRESSLY  PROVIDED IN THE  AGREEMENT OR THE
OTHER BASIC DOCUMENTS.

Certificate No. 1

Cut-off Date:
 May 1, 2007

Date of Trust Agreement:
May 29, 2007

First Payment Date:                         Certificate Percentage Interest of
June 25, 2007                               this Certificate:  100%

Assumed Final Payment Date:
June 25, 2037

                             HOME EQUITY LOAN-BACKED CERTIFICATE
                                       SERIES 2007-HSA3

               evidencing  a  fractional  undivided  interest in the Owner Trust  Estate,  the property  of which  consists  primarily  of the Home  Equity  Loans,  created  by  RESIDENTIAL
FUNDING  MORTGAGE  SECURITIES  II,  INC.  (hereinafter  called  the  "Depositor,"  which  term includes any successor entity under the Agreement referred to below).

               This Class SB-I  Certificate  is  payable  solely  from the assets of the Owner
Trust  Estate,  and does not  represent an  obligation  of or interest in the  Depositor,  the
Seller,  the Master  Servicer,  the  Indenture  Trustee,  the Owner  Trustee or GMAC  Mortgage
Group,  LLC or any of their  affiliates.  This Class SB-I  Certificate  is not  guaranteed  or insured by any governmental  agency or  instrumentality  or by the Depositor,  the Seller, the
Master Servicer,  the Indenture Trustee,  the Owner Trustee or GMAC Mortgage Group, LLC or any
of their affiliates.  None of the Depositor,  the Seller,  the Master Servicer,  the Indenture
Trustee,  the Owner Trustee,  GMAC Mortgage  Group,  LLC or any of their  affiliates will have any  obligation  with respect to any  certificate  or other  obligation  secured by or payable from payments on the Certificates.

               This certifies that Pramwave & Co. is the registered  owner of the  Certificate
Percentage  Interest  evidenced  by this  Class  SB-I  Certificate  (as set  forth on the face hereof)  in  certain  distributions  with  respect  to  the  Owner  Trust  Estate,  consisting primarily of the Home Equity Loans,  created by Residential  Funding  Mortgage  Securities II,
Inc.  The Trust (as  defined  herein)  was  created  pursuant  to a Trust  Agreement  dated as specified above (as amended and supplemented  from time to time, the "Agreement")  between the
Depositor and Wilmington  Trust  Company,  as owner trustee (the "Owner  Trustee,"  which term includes any  successor  entity under the  Agreement),  a summary of certain of the  pertinent provisions  of  which  is  set  forth  hereafter.  To  the  extent  not  defined  herein,  the capitalized  terms used herein have the meanings  assigned in the  Agreement.  This Class SB-I
Certificate  is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which  Agreement  the Holder of this Class  SB-I  Certificate  by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the
25th  day of each  month  or,  if such  25th  day is not a  Business  Day,  the  Business  Day immediately  following  (the "Payment  Date"),  commencing on the first Payment Date specified above,  to the Person in whose name this Class SB-I  Certificate is registered at the close of business  on the last  day (or if such  last  day is not a  Business  Day,  the  Business  Day immediately  preceding  such last day) of the month  immediately  preceding  the month of such distribution  (the "Record  Date"),  in an amount  equal to the pro rata portion  evidenced by this Class SB-I Certificate (based on the Certificate  Percentage  Interest stated on the face hereon)  of the  Certificate  Distribution  Amount,  if any,  required  to be  distributed  to
Holders of Certificates  on such Payment Date.  Distributions  on this Class SB-I  Certificate will be made as provided in the  Agreement by the  Certificate  Paying Agent by wire  transfer or check mailed to the  Certificateholder  of record in the Certificate  Register  without the presentation  or  surrender  of this Class  SB-I  Certificate  or the  making of any  notation hereon.  Pursuant  to the  Agreement,  the Trust has  issued  four  Classes  of  Certificates, designated  as the Class  SB-I  Certificates,  the  Class  SB-II  Certificates,  the Class R-I
Certificates and the Class R-II Certificates.

               Except as otherwise  provided in the Agreement and  notwithstanding  the above, the final  distribution  on this Class SB-I  Certificate  will be made after due notice by the
Certificate  Paying Agent of the pendency of such  distribution and only upon presentation and surrender  of  this  Class  SB-I  Certificate  at  the  office  or  agency  maintained  by the
Certificate  Registrar  for that  purpose  in the City and  State  of New  York.  The  initial
Security  Balance of this Class SB-I  Certificate  is set forth above.  The  Security  Balance hereof will be reduced to the extent of the distributions allocable to principal.

               No transfer of this Class SB-I  Certificate  will be made unless such  transfer is exempt from the  registration  requirements of the Securities Act of 1933, as amended,  and any  applicable  state  securities  laws or is made in  accordance  with said Act and laws. In the event that such a transfer is to be made, (i) the  Certificate  Registrar or the Depositor may require an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the  Certificate  Registrar and the Depositor  that such  transfer is exempt  (describing  the applicable  exemption  and  the  basis  therefor)  from  or is  being  made  pursuant  to  the registration  requirements  of the Securities  Act of 1933, as amended,  and of any applicable statute of any state and (ii) the  transferee  shall execute an investment  letter in the form described in the Agreement and (iii) the  Certificate  Registrar  shall require the transferee to  execute  an  investment  letter  and a  Certificate  of  Non-Foreign  Status  in the  form described by the Agreement  (or if a Certificate  of  Non-Foreign  Status is not provided,  an
Opinion of Counsel as described in the  Agreement),  which  investment  letter and certificate or Opinion of  Counsel  shall not be at the  expense  of the  Trust,  the Owner  Trustee,  the
Certificate  Registrar or the  Depositor.  The Holder hereof  desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust,  the Owner Trustee,  the Depositor,  the
Master  Servicer and the  Certificate  Registrar  against any liability that may result if the transfer is not so exempt or is not made in  accordance  with such federal and state laws.  In connection with any such transfer,  the Certificate  Registrar (unless  otherwise  directed by the  Depositor)  will  also  require  either  (i) a  representation  letter,  in the  form  as described by the Agreement,  stating that the  transferee is not an employee  benefit or other plan  subject to the  prohibited  transaction  restrictions  or the  fiduciary  responsibility requirements  of  ERISA  or  Section  4975  of  the  Code,  any  person  acting,  directly  or indirectly,  on behalf of any such plan or any  Person  using the "plan  assets,"  within  the meaning of the Department of Labor regulations at 29 C.F.R.ss.2510.3-101,  of any such plan to effect such  acquisition  (each, a "Plan  Investor") or (ii) if this Class SB-I Certificate is presented  for  registration  in the name of a Plan  Investor,  an  opinion  of counsel to the effect  that the  purchase  or holding of this Class SB-I  Certificate  is  permissible  under applicable  law, will not constitute or result in a prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments)
and  will  not  subject  the  Depositor,  the  Owner  Trustee,  the  Master  Servicer  or  the
Certificate  Registrar to any  obligation or liability in addition to those  undertaken in the
Agreement.

               This Class SB-I  Certificate is one of a duly authorized  issue of Certificates designated as Home Equity  Loan-Backed  Certificates  of the Series  specified  hereon (herein collectively  called  the  "Certificates").  All terms  used in this  Class  SB-I  Certificate which  are  defined  in the  Agreement  shall  have  the  meanings  assigned  to  them  in the
Agreement.

               The  Certificateholder,  by its  acceptance  of this  Class  SB-I  Certificate, agrees  that it will look  solely  to the funds on  deposit  in the  Certificate  Distribution
Account that have been  released  from the Lien of the  Indenture  for payment  hereunder  and that neither the Owner  Trustee in its  individual  capacity nor the  Depositor is  personally liable to the  Certificateholders  for any amount payable under this Class SB-I Certificate or the  Agreement  or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

               The Holder of this  Class SB-I  Certificate  acknowledges  and agrees  that its rights to receive  distributions  in respect of this Class SB-I  Certificate are  subordinated to the rights of the  Noteholders  as described in the  Indenture.,  dated as of May 30, 2007,
between  Home  Equity  Loan  Trust   2007-HSA3   (the   "Trust")  and  LaSalle  Bank  National
Association, as Indenture Trustee (the "Indenture").

               Each  Certificateholder,  by its  acceptance  of a  Certificate,  covenants and agrees that such  Certificateholder  will not at any time  institute  against the Depositor or the Trust, or join in any  institution  against the Depositor or the Trust of, any bankruptcy, reorganization,  arrangement,  insolvency or  liquidation  proceedings,  or other  proceedings under any United States  federal or state  bankruptcy  or similar law in  connection  with any obligations  relating  to the  Certificates,  the  Notes,  the  Agreement  or any of the Basic
Documents.

               The Agreement permits the amendment  thereof as specified below,  provided that any amendment be accompanied  by the consent of the Credit  Enhancer and an Opinion of Counsel to the Owner Trustee to the effect that such  amendment  complies  with the  provisions of the
Agreement  and will not cause the Trust to be subject to an entity  level tax.  If the purpose of the amendment is to correct any mistake,  eliminate any  inconsistency,  cure any ambiguity or deal with any matter not  covered,  it shall not be  necessary to obtain the consent of any
Holder,  but the Owner Trustee and the Credit  Enhancer  shall be furnished with a letter from the Rating  Agencies that the amendment  will not result in the  downgrading  or withdrawal of the rating then  assigned to any Security if determined  without  regard to the Policy and the consent of the Credit  Enhancer  shall be  obtained.  If the  purpose of the  amendment  is to prevent  the  imposition  of any  federal  or state  taxes at any time  that any  Security  is outstanding,  it shall not be  necessary  to obtain the consent of any  Holder,  but the Owner
Trustee  and the Credit  Enhancer  shall be  furnished  with an  Opinion of Counsel  that such amendment  is  necessary  or  helpful  to  prevent  the  imposition  of such  taxes and is not materially  adverse  to any  Holder or the  Credit  Enhancer  and the  consent  of the  Credit
Enhancer  shall be  obtained.  If the  purpose  of the  amendment  is to add or  eliminate  or change  any  provision  of the  Agreement,  other  than  as  specified  in the  preceding  two sentences,  the amendment  shall require either (a) a letter from the Rating Agencies that the amendment  will not result in the  downgrading  or  withdrawal  of the rating then assigned to any Security,  if determined  without  regard to the Policy or (b) the consent of Holders of a majority  of the  Certificate  Percentage  Interests  of the  Certificates  and the  Indenture
Trustee;  provided,  however, that no such amendment shall (i) reduce in any manner the amount of, or delay  the time of,  payments  received  that are  required  to be  distributed  on any
Certificate without the consent of the related  Certificateholder  and the Credit Enhancer, or
(ii) reduce the  aforesaid  percentage  of  Certificates  the Holders of which are required to consent to any such  amendment  without the  consent of the  Holders of all such  Certificates then outstanding.

               As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer  of this Class  SB-I  Certificate  is  registerable  in the  Certificate
Register upon surrender of this Class SB-I  Certificate  for  registration  of transfer at the offices or  agencies  of the  Certificate  Registrar  maintained  in the City and State of New
York,   accompanied  by  a  written  instrument  of  transfer  in  form  satisfactory  to  the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly
authorized  in  writing,   and  thereupon   one  or  more  new   Certificates   of  authorized
denominations  evidencing the same aggregate  Certificate  Percentage  Interest will be issued
to  the  designated  transferee.   The  initial  Certificate  Registrar  appointed  under  the
Agreement is the Indenture Trustee.

               Except as provided in the  Agreement,  the  Certificates  are issuable  only in
minimum  denominations  of  a  10.0000%  Certificate   Percentage  Interest  and  in  integral
multiples  of a 0.0001%  Certificate  Percentage  Interest in excess  thereof.  As provided in the Agreement  and subject to certain  limitations  therein set forth,  the  Certificates  are exchangeable  for new  Certificates  of authorized  denominations,  as requested by the Holder surrendering  the same. This Class SB-I  Certificate is issued in the  Certificate  Percentage
Interest above;  however,  the Certificate  Percentage Interest of this Class SB-I Certificate may change in  accordance  with Section 3.12 of the  Agreement.  The Holder of this Class SB-I
Certificate  hereby  consents  to  any  change  in  its  Certificate  Percentage  Interest  in accordance with such Section.

               No  service  charge  will be made  for any such  registration  of  transfer  or exchange,  but the Owner Trustee or the  Certificate  Registrar  may require  payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

               The Owner Trustee, the Certificate Paying Agent, the Certificate  Registrar and
any agent of the Owner Trustee,  the Certificate  Paying Agent,  or the Certificate  Registrar
may treat the  Person in whose name this Class SB-I  Certificate  is  registered  as the owner hereof for all purposes,  and none of the Owner Trustee,  the  Certificate  Paying Agent,  the
Certificate Registrar or any such agent shall be affected by any notice to the contrary.

               This Class SB-I  Certificate  shall be governed by and  construed in accordance with the laws of the State of Delaware.

               The  obligations  created by the Agreement in respect of the  Certificates  and the Trust created thereby shall  terminate upon the earliest of (i) the final  distribution of all moneys or other  property or proceeds of the Owner  Trust  Estate in  accordance  with the terms of the Indenture  and the  Agreement or (ii) the purchase by the Master  Servicer of all
Home Equity Loans pursuant to Section 8.08 of the Servicing Agreement.

               Unless the certificate of authentication  hereon shall have been executed by an authorized  officer of the Owner  Trustee,  or an  authenticating  agent by manual  signature, this Class SB-I  Certificate  shall not be entitled to any benefit  under the  Agreement or be valid for any purpose.

               IN WITNESS  WHEREOF,  the Owner Trustee,  on behalf of the Trust and not in its individual capacity, has caused this Class SB-I Certificate to be duly executed.

                                            HOME EQUITY LOAN TRUST 2007-HSA3

                                            By: WILMINGTON TRUST COMPANY,
                                                not in its individual capacity but solely as
                                                Owner Trustee

Dated:  May 30, 2007                        By: ____________________________________
                                                Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

                                                WILMINGTON TRUST COMPANY,
                                                 not in its individual capacity
                                                 but solely as Owner Trustee

                                            By: ______________________________
                                                 Authorized Signatory

                                            or LASALLE BANK NATIONAL ASSOCIATION,
                                            not in its individual capacity but solely,
                                            as Authenticating Agent of the Trust

Dated: May 30, 2007

                                            By: ______________________________
                                                Authorized Signatory

                                          ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE___________________________________

_____________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

____________________________________________________________________________
the within  Certificate,  and all  rights  thereunder,  hereby  irrevocably  constituting  and appointing

______________________________________________________________________________to      transfer
said  Certificate on the books of the Certificate  Registrar,  with full power of substitution in the premises.

Dated:

                                             _____________________________________*/
                                                Signature Guaranteed:

                                             ____________________________*/

_________________

*/ NOTICE:  The  signature  to this  assignment  must  correspond  with the name as it appears upon the face of the within Certificate in every particular,  without alteration,  enlargement or any change  whatever.  Such  signature  must be guaranteed by a member firm of the New York
Stock Exchange or a commercial bank or trust company.

                                  DISTRIBUTION INSTRUCTIONS

        The assignee  should  include the following  for the  information  of the  Certificate
Paying Agent:

        Distribution shall be made by wire transfer in immediately available funds to
__________________________________________________________________________________________
for the account of  _______________________________________________________, account number
______________, or, if mailed by check, to ______________.

        Applicable statements should be mailed to __________________.

                                            ______________________________
                                            Signature of assignee or agent
                                            (for authorization of wire transfer only)

                               FORM OF CLASS SB-II CERTIFICATE

               THIS CLASS SB-II  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE TERM
NOTES AND THE VARIABLE FUNDING NOTES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

               THIS CLASS SB-II  CERTIFICATE  IS ISSUED IN THE  PERCENTAGE  INTEREST SET FORTH
BELOW;  HOWEVER,  THE PERCENTAGE  INTEREST OF THIS  CERTIFICATE  MAY CHANGE IN ACCORDANCE WITH
SECTION 3.12 OF THE AGREEMENT.  THE HOLDER OF THIS CLASS SB-I  CERTIFICATE  HEREBY CONSENTS TO
ANY CHANGE IN ITS CERTIFICATE PERCENTAGE INTEREST IN ACCORDANCE WITH SUCH SECTION.

               THIS CLASS SB-II  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE
SECURITIES  ACT OF 1933,  AS  AMENDED,  OR THE  SECURITIES  LAWS OF ANY  STATE  AND MAY NOT BE
RESOLD OR  TRANSFERRED  UNLESS IT IS  REGISTERED  PURSUANT  TO SUCH ACT AND LAWS OR IS SOLD OR
TRANSFERRED  IN  TRANSACTIONS  WHICH ARE  EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND UNDER
APPLICABLE  LAWS AND IS TRANSFERRED  IN ACCORDANCE  WITH THE PROVISIONS OF SECTION 3.05 OF THE
AMENDED AND RESTATED TRUST AGREEMENT ("THE AGREEMENT").

               NO  TRANSFER  OF  THIS  CLASS  SB-II  CERTIFICATE  SHALL  BE  MADE  UNLESS  THE
CERTIFICATE  REGISTRAR  SHALL  HAVE  RECEIVED  EITHER  (I) A  REPRESENTATION  LETTER  FROM THE
TRANSFEREE  OF THIS CLASS  SB-II  CERTIFICATE  TO THE EFFECT  THAT SUCH  TRANSFEREE  IS NOT AN
EMPLOYEE  BENEFIT OR OTHER PLAN SUBJECT TO THE  PROHIBITED  TRANSACTION  RESTRICTIONS  AND THE
FIDUCIARY  RESPONSIBILITY  REQUIREMENTS  OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF
1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED
(THE "CODE"),  ANY PERSON ACTING,  DIRECTLY OR  INDIRECTLY,  ON BEHALF OF ANY SUCH PLAN OR ANY
PERSON  USING  "PLAN  ASSETS,"  WITHIN THE  MEANING  OF THE  DEPARTMENT  OF LABOR  REGULATIONS
SECTION 2510.3-101,  TO ACQUIRE THIS CLASS SB-II CERTIFICATE,  OF ANY SUCH PLAN (EACH, A "PLAN
INVESTOR") OR (II) IF THIS CLASS SB-II  CERTIFICATE IS PRESENTED FOR  REGISTRATION IN THE NAME
OF A PLAN  INVESTOR,  AN OPINION OF COUNSEL TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS
CLASS SB-II  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR RESULT
IN A  PROHIBITED  TRANSACTION  UNDER  SECTION  406 OF  ERISA OR  SECTION  4975 OF THE CODE (OR
COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND WILL NOT SUBJECT THE DEPOSITOR,  THE
OWNER  TRUSTEE,  THE  MASTER  SERVICER  OR THE  CERTIFICATE  REGISTRAR  TO ANY  OBLIGATION  OR
LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

               NO  TRANSFER  OF  THIS  CLASS  SB-II  CERTIFICATE  SHALL  BE  MADE  UNLESS  THE
CERTIFICATE  REGISTRAR  SHALL HAVE  RECEIVED  AN  OPINION  OF COUNSEL TO THE EFFECT  THAT SUCH
TRANSFER OR THE  REGISTRATION  OF SUCH TRANSFER WILL NOT CAUSE THE TRUST TO BE CLASSIFIED AS A
PUBLICLY TRADED  PARTNERSHIP,  AN ASSOCIATION  TAXABLE AS A CORPORATION OR A TAXABLE  MORTGAGE
POOL FOR FEDERAL AND RELEVANT STATE INCOME TAX PURPOSES.

               THE  TRANSFEREE  OF THIS  CLASS  SB-II  CERTIFICATE  SHALL BE SUBJECT TO UNITED
STATES  FEDERAL  WITHHOLDING  TAX  UNLESS THE  CERTIFICATE  REGISTRAR  SHALL  HAVE  RECEIVED A
CERTIFICATE OF NON-FOREIGN  STATUS  CERTIFYING AS TO THE TRANSFEREE'S  STATUS AS A U.S. PERSON
OR CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

               THIS CLASS SB-II  CERTIFICATE  DOES NOT  REPRESENT AN INTEREST IN OR OBLIGATION
OF THE SELLER, THE DEPOSITOR,  THE MASTER SERVICER,  THE INDENTURE TRUSTEE,  THE OWNER TRUSTEE
OR ANY OF THEIR RESPECTIVE  AFFILIATES,  EXCEPT AS EXPRESSLY  PROVIDED IN THE AGREEMENT OR THE
OTHER BASIC DOCUMENTS.

Certificate No. 1

Cut-off Date:
May 1, 2007

Date of Trust Agreement:
May 29, 2007

First Payment Date:                         Certificate Percentage Interest of
June 25, 2007                               this Certificate:  100%

Assumed Final Payment Date:
May 25, 2037

                             HOME EQUITY LOAN-BACKED CERTIFICATE
                                       SERIES 2007-HSA3

               evidencing  a  fractional  undivided  interest in the Owner Trust  Estate,  the property  of which  consists  primarily  of the Home  Equity  Loans,  created  by  RESIDENTIAL
FUNDING  MORTGAGE  SECURITIES  II,  INC.  (hereinafter  called  the  "Depositor,"  which  term includes any successor entity under the Agreement referred to below).

               This Class  SB-II  Certificate  is payable  solely from the assets of the Owner
Trust  Estate,  and does not  represent an  obligation  of or interest in the  Depositor,  the
Seller,  the Master  Servicer,  the  Indenture  Trustee,  the Owner  Trustee or GMAC  Mortgage
Group,  LLC or any of their  affiliates.  This Class SB-II  Certificate  is not  guaranteed or insured by any governmental  agency or  instrumentality  or by the Depositor,  the Seller, the
Master Servicer,  the Indenture Trustee,  the Owner Trustee or GMAC Mortgage Group, LLC or any
of their affiliates.  None of the Depositor,  the Seller,  the Master Servicer,  the Indenture
Trustee,  the Owner Trustee,  GMAC Mortgage  Group,  LLC or any of their  affiliates will have any  obligation  with respect to any  certificate  or other  obligation  secured by or payable from payments on the Certificates.

               This certifies that Pramwave & Co. is the registered  owner of the  Certificate
Percentage  Interest  evidenced  by this  Class  SB-II  Certificate  (as set forth on the face hereof)  in  certain  distributions  with  respect  to  the  Owner  Trust  Estate,  consisting primarily of the Home Equity Loans,  created by Residential  Funding  Mortgage  Securities II,
Inc.  The Trust (as  defined  herein)  was  created  pursuant  to a Trust  Agreement  dated as specified above (as amended and supplemented  from time to time, the "Agreement")  between the
Depositor and Wilmington  Trust  Company,  as owner trustee (the "Owner  Trustee,"  which term includes any  successor  entity under the  Agreement),  a summary of certain of the  pertinent provisions  of  which  is  set  forth  hereafter.  To  the  extent  not  defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This Class SB-II
Certificate  is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which  Agreement  the Holder of this Class SB-II  Certificate  by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the
25th  day of each  month  or,  if such  25th  day is not a  Business  Day,  the  Business  Day immediately  following  (the "Payment  Date"),  commencing on the first Payment Date specified above,  to the Person in whose name this Class SB-II  Certificate  is  registered at the close of  business  on the last day (or if such last day is not a Business  Day,  the  Business  Day immediately  preceding  such last day) of the month  immediately  preceding  the month of such distribution  (the "Record  Date"),  in an amount  equal to the pro rata portion  evidenced by this Class SB-II  Certificate  (based on the  Certificate  Percentage  Interest  stated on the face hereon) of the Certificate  Distribution  Amount,  if any,  required to be distributed to
Holders of Certificates on such Payment Date.  Distributions  on this Class SB-II  Certificate will be made as provided in the  Agreement by the  Certificate  Paying Agent by wire  transfer or check mailed to the  Certificateholder  of record in the Certificate  Register  without the presentation  or  surrender  of this Class  SB-II  Certificate  or the making of any  notation hereon.  Pursuant  to the  Agreement,  the Trust has  issued  four  Classes  of  Certificates, designated  as the Class  SB-I  Certificates,  the  Class  SB-II  Certificates,  the Class R-I
Certificates and the Class R-II Certificates.

               Except as otherwise  provided in the Agreement and  notwithstanding  the above, the final  distribution on this Class SB-II  Certificate  will be made after due notice by the
Certificate  Paying Agent of the pendency of such  distribution and only upon presentation and surrender  of  this  Class  SB-II  Certificate  at the  office  or  agency  maintained  by the
Certificate  Registrar  for that  purpose  in the City and  State  of New  York.  The  initial
Security  Balance of this Class SB-II  Certificate  is set forth above.  The Security  Balance hereof will be reduced to the extent of the distributions allocable to principal.

               No transfer of this Class SB-II  Certificate  will be made unless such transfer is exempt from the  registration  requirements of the Securities Act of 1933, as amended,  and any  applicable  state  securities  laws or is made in  accordance  with said Act and laws. In the event that such a transfer is to be made, (i) the  Certificate  Registrar or the Depositor may require an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the  Certificate  Registrar and the Depositor  that such  transfer is exempt  (describing  the applicable  exemption  and  the  basis  therefor)  from  or is  being  made  pursuant  to  the registration  requirements  of the Securities  Act of 1933, as amended,  and of any applicable statute of any state and (ii) the  transferee  shall execute an investment  letter in the form described in the Agreement and (iii) the  Certificate  Registrar  shall require the transferee to  execute  an  investment  letter  and a  Certificate  of  Non-Foreign  Status  in the  form described by the Agreement  (or if a Certificate  of  Non-Foreign  Status is not provided,  an
Opinion of Counsel as described in the  Agreement),  which  investment  letter and certificate or Opinion of  Counsel  shall not be at the  expense  of the  Trust,  the Owner  Trustee,  the
Certificate  Registrar or the  Depositor.  The Holder hereof  desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust,  the Owner Trustee,  the Depositor,  the
Master  Servicer and the  Certificate  Registrar  against any liability that may result if the transfer is not so exempt or is not made in  accordance  with such federal and state laws.  In connection with any such transfer,  the Certificate  Registrar (unless  otherwise  directed by the  Depositor)  will  also  require  either  (i) a  representation  letter,  in the  form  as described by the Agreement,  stating that the  transferee is not an employee  benefit or other plan  subject to the  prohibited  transaction  restrictions  or the  fiduciary  responsibility requirements  of  ERISA  or  Section  4975  of  the  Code,  any  person  acting,  directly  or indirectly,  on behalf of any such plan or any  Person  using the "plan  assets,"  within  the meaning of the Department of Labor regulations at 29 C.F.R.ss.2510.3-101,  of any such plan to effect such acquisition  (each, a "Plan Investor") or (ii) if this Class SB-II  Certificate is presented  for  registration  in the name of a Plan  Investor,  an  opinion  of counsel to the effect that the  purchase  or holding of this Class SB-II  Certificate  is  permissible  under applicable  law, will not constitute or result in a prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments)
and  will  not  subject  the  Depositor,  the  Owner  Trustee,  the  Master  Servicer  or  the
Certificate  Registrar to any  obligation or liability in addition to those  undertaken in the
Agreement.

               This Class SB-II  Certificate is one of a duly authorized issue of Certificates designated as Home Equity  Loan-Backed  Certificates  of the Series  specified  hereon (herein collectively  called  the  "Certificates").  All terms used in this  Class  SB-II  Certificate which  are  defined  in the  Agreement  shall  have  the  meanings  assigned  to  them  in the
Agreement.

               The  Certificateholder,  by its  acceptance  of this Class  SB-II  Certificate, agrees  that it will look  solely  to the funds on  deposit  in the  Certificate  Distribution
Account that have been  released  from the Lien of the  Indenture  for payment  hereunder  and that neither the Owner  Trustee in its  individual  capacity nor the  Depositor is  personally liable to the  Certificateholders  for any amount  payable under this Class SB-II  Certificate or the Agreement or, except as expressly  provided in the Agreement,  subject to any liability under the Agreement.

               The Holder of this Class  SB-II  Certificate  acknowledges  and agrees that its rights to receive  distributions  in respect of this Class SB-II  Certificate are subordinated to the rights of the  Noteholders  as  described in the  Indenture,  dated as of May 30, 2007,
between  Home  Equity  Loan  Trust   2007-HSA3   (the   "Trust")  and  LaSalle  Bank  National
Association, as Indenture Trustee (the "Indenture").

               Each  Certificateholder,  by its  acceptance  of a  Certificate,  covenants and agrees that such  Certificateholder  will not at any time  institute  against the Depositor or the Trust, or join in any  institution  against the Depositor or the Trust of, any bankruptcy, reorganization,  arrangement,  insolvency or  liquidation  proceedings,  or other  proceedings under any United States  federal or state  bankruptcy  or similar law in  connection  with any obligations  relating  to the  Certificates,  the  Notes,  the  Agreement  or any of the Basic
Documents.

               The Agreement permits the amendment  thereof as specified below,  provided that any amendment be accompanied  by the consent of the Credit  Enhancer and an Opinion of Counsel to the Owner Trustee to the effect that such  amendment  complies  with the  provisions of the
Agreement  and will not cause the Trust to be subject to an entity  level tax.  If the purpose of the amendment is to correct any mistake,  eliminate any  inconsistency,  cure any ambiguity or deal with any matter not  covered,  it shall not be  necessary to obtain the consent of any
Holder,  but the Owner Trustee and the Credit  Enhancer  shall be furnished with a letter from the Rating  Agencies that the amendment  will not result in the  downgrading  or withdrawal of the rating then  assigned to any Security if determined  without  regard to the Policy and the consent of the Credit  Enhancer  shall be  obtained.  If the  purpose of the  amendment  is to prevent  the  imposition  of any  federal  or state  taxes at any time  that any  Security  is outstanding,  it shall not be  necessary  to obtain the consent of any  Holder,  but the Owner
Trustee  and the Credit  Enhancer  shall be  furnished  with an  Opinion of Counsel  that such amendment  is  necessary  or  helpful  to  prevent  the  imposition  of such  taxes and is not materially  adverse  to any  Holder or the  Credit  Enhancer  and the  consent  of the  Credit
Enhancer  shall be  obtained.  If the  purpose  of the  amendment  is to add or  eliminate  or change  any  provision  of the  Agreement,  other  than  as  specified  in the  preceding  two sentences,  the amendment  shall require either (a) a letter from the Rating Agencies that the amendment  will not result in the  downgrading  or  withdrawal  of the rating then assigned to any Security,  if determined  without  regard to the Policy or (b) the consent of Holders of a majority  of the  Certificate  Percentage  Interests  of the  Certificates  and the  Indenture
Trustee;  provided,  however, that no such amendment shall (i) reduce in any manner the amount of, or delay  the time of,  payments  received  that are  required  to be  distributed  on any
Certificate without the consent of the related  Certificateholder  and the Credit Enhancer, or
(ii) reduce the  aforesaid  percentage  of  Certificates  the Holders of which are required to consent to any such  amendment  without the  consent of the  Holders of all such  Certificates then outstanding.

               As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this Class  SB-II  Certificate  is  registerable  in the  Certificate
Register upon surrender of this Class SB-II  Certificate  for  registration of transfer at the offices or  agencies  of the  Certificate  Registrar  maintained  in the City and State of New
York,   accompanied  by  a  written  instrument  of  transfer  in  form  satisfactory  to  the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly
authorized  in  writing,   and  thereupon   one  or  more  new   Certificates   of  authorized
denominations  evidencing the same aggregate  Certificate  Percentage  Interest will be issued
to  the  designated  transferee.   The  initial  Certificate  Registrar  appointed  under  the
Agreement is the Indenture Trustee.

               Except as provided in the  Agreement,  the  Certificates  are issuable  only in
minimum  denominations  of  a  10.0000%  Certificate   Percentage  Interest  and  in  integral
multiples  of a 0.0001%  Certificate  Percentage  Interest in excess  thereof.  As provided in the Agreement  and subject to certain  limitations  therein set forth,  the  Certificates  are exchangeable  for new  Certificates  of authorized  denominations,  as requested by the Holder surrendering  the same. This Class SB-II  Certificate is issued in the Certificate  Percentage
Interest above;  however, the Certificate  Percentage Interest of this Class SB-II Certificate may change in accordance  with Section 3.12 of the  Agreement.  The Holder of this Class SB-II
Certificate  hereby  consents  to  any  change  in  its  Certificate  Percentage  Interest  in accordance with such Section.

               No  service  charge  will be made  for any such  registration  of  transfer  or exchange,  but the Owner Trustee or the  Certificate  Registrar  may require  payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

               The Owner Trustee, the Certificate Paying Agent, the Certificate  Registrar and
any agent of the Owner Trustee,  the Certificate  Paying Agent,  or the Certificate  Registrar
may treat the Person in whose name this Class SB-II  Certificate  is  registered  as the owner hereof for all purposes,  and none of the Owner Trustee,  the  Certificate  Paying Agent,  the
Certificate Registrar or any such agent shall be affected by any notice to the contrary.

               This Class SB-II  Certificate  shall be governed by and construed in accordance with the laws of the State of Delaware.

               The  obligations  created by the Agreement in respect of the  Certificates  and the Trust created thereby shall  terminate upon the earliest of (i) the final  distribution of all moneys or other  property or proceeds of the Owner  Trust  Estate in  accordance  with the terms of the Indenture  and the  Agreement or (ii) the purchase by the Master  Servicer of all
Home Equity Loans pursuant to Section 8.08 of the Servicing Agreement.

               Unless the certificate of authentication  hereon shall have been executed by an authorized  officer of the Owner  Trustee,  or an  authenticating  agent by manual  signature, this Class SB-II  Certificate  shall not be entitled to any benefit  under the Agreement or be valid for any purpose.

               IN WITNESS  WHEREOF,  the Owner Trustee,  on behalf of the Trust and not in its individual capacity, has caused this Class SB-II Certificate to be duly executed.

                                            HOME EQUITY LOAN TRUST 2007-HSA3

                                            By: WILMINGTON TRUST COMPANY,
                                                not in its individual capacity but solely as
                                                Owner Trustee

Dated:  May 30, 2007                        By:
                                                Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

                                                WILMINGTON TRUST COMPANY,
                                                 not in its individual capacity
                                                 but solely as Owner Trustee

                                            By: ______________________________
                                                 Authorized Signatory

                                            or LASALLE BANK NATIONAL ASSOCIATION,
                                            not in its individual capacity but solely,
                                            as Authenticating Agent of the Trust

Dated: May 30, 2007

                                            By: ______________________________
                                                Authorized Signatory

                                          ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE___________________________________

_____________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

____________________________________________________________________________
the within  Certificate,  and all  rights  thereunder,  hereby  irrevocably  constituting  and appointing

______________________________________________________________________________to      transfer
said  Certificate on the books of the Certificate  Registrar,  with full power of substitution in the premises.

Dated:_____________________

                                             _____________________________________*/
                                                Signature Guaranteed:

                                             ____________________________*/

_________________

*/ NOTICE:  The  signature  to this  assignment  must  correspond  with the name as it appears upon the face of the within Certificate in every particular,  without alteration,  enlargement or any change  whatever.  Such  signature  must be guaranteed by a member firm of the New York
Stock Exchange or a commercial bank or trust company.

                                  DISTRIBUTION INSTRUCTIONS

        The assignee  should  include the following  for the  information  of the  Certificate
Paying Agent:

        Distribution shall be made by wire transfer in immediately available funds to
______________________________________________________________________________________________

for the account of  __________________________________________________________, account number
______________, or, if mailed by check, to ______________.

        Applicable statements should be mailed to __________________.

                                            ______________________________
                                            Signature of assignee or agent
                                            (for authorization of wire transfer only)

                                          EXHIBIT B
                                    TO THE TRUST AGREEMENT

                                     CERTIFICATE OF TRUST

                                              OF

                               HOME EQUITY LOAN TRUST 2007-HSA3

        THIS  Certificate of Trust of Home Equity Loan Trust  2007-HSA3 (the "Trust") is being duly  executed and filed by Wilmington  Trust  company,  a Delaware  banking  corporation,  as owner trustee,  to form a statutory  trust under the Delaware  Statutory  Trust Act (12 Del. C
ss.3801 et seq.).

        1.     Name:  The  name of the statutory trust formed hereby is Home Equity Loan Trust
2007-HSA3.

        2.     Delaware  Trustee:  The  name and business  address of the owner trustee of the
Trust in the State of Delaware is Wilmington  Trust Company,  Rodney Square North,  1100 North
Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

        3.     Effective Date:  This  Certificate of Trust shall be effective upon filing with the Secretary of State.

               IN  WITNESS  WHEREOF,  the  undersigned,  being the sole  owner  trustee of the
Trust, has executed this Certificate of Trust.

                                            WILMINGTON TRUST COMPANY,
                                            as owner trustee

                                            By:
                                                Name:
                                                Title:

                                          EXHIBIT C

                        [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                   Description of Rule 144A Securities, including numbers:
                       _______________________________________________
                       _______________________________________________
                       _______________________________________________
                       _______________________________________________
                                 (the "Rule 144A Securities")

               The  undersigned  seller,  as  registered  holder  (the  "Seller"),  intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

               1. In  connection  with such  transfer and in  accordance  with the  agreements pursuant to which the Rule 144A  Securities  were  issued,  the Seller  hereby  certifies  the
following   facts:   Neither  the  Seller  nor  anyone  acting  on  its  behalf  has  offered, transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other similar  security  from, or otherwise  approached or negotiated  with  respect  to  the  Rule  144A  Securities,  any  interest  in the  Rule  144A
Securities or any other similar  security with, any person in any manner,  or made any general solicitation  by means of  general  advertising  or in any  other  manner,  or taken any other action,  that  would  constitute  a  distribution  of  the  Rule  144A  Securities  under  the
Securities Act of 1933, as amended (the "1933 Act"),  or that would render the  disposition of the Rule 144A  Securities  a  violation  of Section 5 of the 1933 Act or require  registration pursuant  thereto,  and that the Seller has not offered the Rule 144A Securities to any person other  than the Buyer or  another  "qualified  institutional  buyer" as  defined  in Rule 144A under the 1933 Act.

               2. The  Buyer  warrants  and  represents  to,  and  covenants  with,  the Owner
Trustee  and the  Depositor  (as  defined in the Amended and  Restated  Trust  Agreement  (the
"Agreement"))  dated as of May 30, 2007 between  Residential  Funding Mortgage  Securities II,
Inc., as Depositor and  Wilmington  Trust Company,  as Owner Trustee  pursuant to Section 3.05 of the Agreement, and LaSalle Bank National Association, as indenture trustee, as follows:

               a.  The  Buyer  understands  that  the  Rule  144A  Securities  have  not  been registered under the 1933 Act or the securities laws of any state.

               b. The  Buyer  considers  itself  a  substantial,  sophisticated  institutional investor  having such  knowledge and  experience in financial and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

               c. The Buyer has been  furnished with all  information  regarding the Rule 144A
Securities  that it has requested from the Seller,  the Indenture  Trustee,  the Owner Trustee or the Master Servicer.

               d.   Neither  the  Buyer  nor  anyone   acting  on  its  behalf  has   offered,
transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other similar  security  from, or otherwise  approached or negotiated  with  respect  to  the  Rule  144A  Securities,  any  interest  in the  Rule  144A
Securities or any other similar  security with, any person in any manner,  or made any general solicitation  by means of  general  advertising  or in any  other  manner,  or taken any other action,  that would  constitute a distribution of the Rule 144A Securities  under the 1933 Act or that would render the  disposition of the Rule 144A  Securities a violation of Section 5 of the  1933  Act or  require  registration  pursuant  thereto,  nor  will  it  act,  nor  has it authorized  or will it  authorize  any person to act, in such manner with  respect to the Rule
144A Securities.

               e. The Buyer is a  "qualified  institutional  buyer" as that term is defined in
Rule 144A under the 1933 Act and has completed  either of the forms of  certification  to that effect  attached  hereto  as Annex 1 or Annex  2.  The  Buyer is aware  that the sale to it is being made in reliance  on Rule 144A.  The Buyer is  acquiring  the Rule 144A  Securities  for its own account or the accounts of other  qualified  institutional  buyers,  understands  that such  Rule  144A  Securities  may be  resold,  pledged  or  transferred  only  (i) to a person reasonably  believed to be a qualified  institutional buyer that purchases for its own account or for the  account  of a  qualified  institutional  buyer to whom  notice  is given  that the resale,  pledge or  transfer  is being made in  reliance  on Rule 144A,  or (ii)  pursuant  to another exemption from registration under the 1933 Act.

               3.  [only applicable to the Class SB Certificates] [The Buyer represents that:

               (i)    either (a) or (b) is satisfied, as marked below:

                      a.     The  Buyer  is not  any  employee  benefit  plan  or  other  plan subject  to  Title I of the  Employee  Retirement  Income  Security  Act of 1974,  as  amended
("ERISA"),  or the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan"),  a
Person  acting,  directly  or  indirectly,  on behalf of a Plan or any Person  acquiring  such
Certificates  with "plan  assets"  of a Plan  within the  meaning of the  Department  of Labor regulation promulgated at 29 C.F.R.ss.2510.3-101; or

                        b.   The Buyer has  provided the  Depositor,  the Owner  Trustee,  the
Certificate  Registrar  and the Master  Servicer with an opinion of counsel,  satisfactory  to the Depositor,  the Owner Trustee, the Certificate  Registrar and the Master Servicer,  to the
effect  that the  purchase  and  holding  of a  Certificate  by or on  behalf  of the Buyer is permissible  under  applicable law, will not constitute or result in a prohibited  transaction under  Section  406 of ERISA or  Section  4975 of the Code (or  comparable  provisions  of any
subsequent   enactments)  and  will  not  subject  the  Depositor,   the  Owner  Trustee,  the
Certificate  Registrar  or the Master  Servicer  to any  obligation  or  liability  (including liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the
Trust  Agreement,  which  opinion of counsel  shall not be an  expense of the  Depositor,  the
Owner Trustee, the Certificate Registrar or the Master Servicer; and

               (ii)   the Buyer is familiar with the prohibited  transaction  restrictions and fiduciary  responsibility  requirements  of Sections  406 and 407 of ERISA and Section 4975 of
the Code and  understands  that each of the  parties  to which this  certification  is made is relying and will continue to rely on the statements made in this paragraph 3.]

               4.  This  document  may be  executed  in one or  more  counterparts  and by the different parties hereto on separate counterparts,  each of which, when so executed,  shall be deemed to be an original;  such  counterparts,  together,  shall  constitute  one and the same document.

               Capitalized  terms used herein that are not  otherwise  defined  shall have the meanings  ascribed  thereto in Appendix A to the indenture  dated as of May 30, 2007,  between the Trust and the Indenture Trustee.

               IN WITNESS  WHEREOF,  each of the parties has executed  this document as of the date set forth below.

Print Name of Seller                                              Print Name of Buyer

By:                                                               By:
     Name:                                                             Name:
     Title:                                                           Title:

Taxpayer Identification:                                          Taxpayer Identification:

No.                                                               No.

Date:                                                             Date:

                                     ANNEX 1 TO EXHIBIT C

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                   [For Buyers Other Than Registered Investment Companies]

        The  undersigned  hereby  certifies  as  follows  in  connection  with the  Rule  144A
Investment Representation to which this Certification is attached:

               1. As indicated  below,  the  undersigned  is the  President,  Chief  Financial
Officer, Senior Vice President or other executive officer of the Buyer.

               2. In  connection  with  purchases  by the  Buyer,  the  Buyer is a  "qualified institutional  buyer" as that term is defined in Rule 144A  under the  Securities  Act of 1933
("Rule  144A")  because  (i)  the  Buyer  owned  and/or  invested  on  a  discretionary  basis
$______________________(1) in  securities  (except  for the  excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated in accordance  with Rule 144A) and (ii) the Buyer  satisfies the criteria in the category  marked below.

Corporation,  etc.  The  Buyer  is  a  corporation  (other  than  a  bank,  savings  and  loan association or similar  institution),  Massachusetts or similar  business trust,  partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

Bank.  The Buyer (a) is a national  bank or banking  institution  organized  under the laws of any State,  territory  or the District of  Columbia,  the  business of which is  substantially confined  to banking and is  supervised  by the State or  territorial  banking  commission  or similar  official or is a foreign bank or equivalent  institution,  and (b) has an audited net worth of at least  $25,000,000 as demonstrated in its latest annual  financial  statements,  a copy of which is attached hereto.

Savings  and  Loan.  The  Buyer  (a) is a  savings  and loan  association,  building  and loan association,  cooperative  bank,  homestead  association  or  similar  institution,  which  is supervised  and  examined by a State or Federal  authority  having  supervision  over any such institutions  or is a foreign savings and loan  association or equivalent  institution and (b)
has an  audited  net  worth of at least  $25,000,000  as  demonstrated  in its  latest  annual financial statements.

_______________________
(1)  Buyer  must  own  and/or  invest  on a  discretionary  basis  at  least  $100,000,000  in securities  unless  Buyer is a dealer,  and, in that case,  Buyer must own and/or  invest on a discretionary basis at least $10,000,000 in securities

Broker-Dealer.  The Buyer is a dealer  registered  pursuant  to Section  15 of the  Securities
Exchange Act of 1934.

Insurance  Company.  The Buyer is an insurance company whose primary and predominant  business activity is the writing of  insurance or the  reinsuring  of risks  underwritten  by insurance companies  and which is subject to  supervision  by the  insurance  commissioner  or a similar official or agency of a State or territory or the District of Columbia.

State or  Local  Plan.  The  Buyer  is a plan  established  and  maintained  by a  State,  its political  subdivisions,  or any  agency  or  instrumentality  of the  State or its  political subdivisions, for the benefit of its employees.

ERISA  Plan.  The Buyer is an  employee  benefit  plan  within  the  meaning of Title I of the
Employee Retirement Income Security Act of 1974.

Investment  Adviser.  The Buyer is an  investment  adviser  registered  under  the  Investment
Advisers Act of 1940.

SBIC. The Buyer is a Small  Business  Investment  Company  licensed by the U.S. Small Business
Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

Business  Development  Company.  The Buyer is a  business  development  company  as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940.

Trust  Fund.  The Buyer is a trust fund whose  trustee  is a bank or trust  company  and whose participants  are exclusively (a) plans  established and maintained by a State,  its political subdivisions,  or any agency or  instrumentality  of the State or its political  subdivisions, for the benefit of its  employees,  or (b) employee  benefit plans within the meaning of Title
I of the  Employee  Retirement  Income  Security  Act of 1974,  but is not a trust  fund  that includes as participants individual retirement accounts or H.R. 10 plans.

               3.     The term  "securities" as used herein does not include (i) securities of issuers  that are  affiliated  with the  Buyer,  (ii)  securities  that are part of an  unsold allotment  to or  subscription  by the Buyer,  if the Buyer is a dealer,  (iii)  bank  deposit notes and certificates of deposit, (iv) loan participations,  (v) repurchase agreements,  (vi)
securities owned but subject to a repurchase  agreement and (vii) currency,  interest rate and commodity swaps.

               4.     For purposes of  determining  the aggregate  amount of securities  owned and/or  invested  on a  discretionary  basis by the  Buyer,  the  Buyer  used the cost of such securities  to the  Buyer  and  did  not  include  any of the  securities  referred  to in the preceding  paragraph.  Further,  in  determining  such  aggregate  amount,  the Buyer may have included  securities  owned by subsidiaries of the Buyer,  but only if such  subsidiaries  are consolidated  with  the  Buyer  in  its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles and if the  investments of such  subsidiaries  are managed  under the  Buyer's  direction.  However,  such  securities  were not  included if the
Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise  and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

               5.     The  Buyer   acknowledges  that  it  is  familiar  with  Rule  144A  and understands  that the seller to it and other parties  related to the Rule 144A  Securities are relying and will continue to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

___      ___   Will the Buyer be purchasing the Rule 144A
Yes      No    Securities only for the Buyer's own account?

               6.     If the answer to the foregoing  question is "no", the Buyer agrees that, in  connection  with any purchase of  securities  sold to the Buyer for the account of a third party  (including  any  separate  account)  in  reliance  on Rule  144A,  the Buyer  will only purchase  for the  account  of a third  party that at the time is a  "qualified  institutional buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer  agrees that the Buyer will not  purchase  securities  for  a  third  party  unless  the  Buyer  has  obtained  a  current representation  letter from such third party or taken other appropriate steps  contemplated by
Rule 144A to conclude that such third party  independently  meets the definition of "qualified institutional buyer" set forth in Rule 144A.

               7.     The Buyer will notify  each of the  parties to which this  certification is made of any  changes in the  information  and  conclusions  herein.  Until  such  notice is given,  the Buyer's  purchase of Rule 144A Securities will constitute a reaffirmation  of this certification as of the date of such purchase.

                                            Print Name of Buyer

                                            By: __________________________________
                                                 Name:
                                                 Title:

                                            Date:

                                     ANNEX 2 TO EXHIBIT C

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                    [For Buyers That Are Registered Investment Companies]

               The  undersigned  hereby  certifies as follows in connection with the Rule 144A
Investment Representation to which this Certification is attached:

               1. As indicated  below,  the  undersigned  is the  President,  Chief  Financial
Officer or Senior Vice  President of the Buyer or, if the Buyer is a "qualified  institutional buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933  ("Rule  144A")
because  Buyer is part of a Family of  Investment  Companies  (as defined  below),  is such an officer of the Adviser.

               2.  In  connection  with  purchases  by  Buyer,   the  Buyer  is  a  "qualified
institutional  buyer" as  defined  in SEC Rule  144A  because  (i) the Buyer is an  investment company  registered  under the Investment  Company Act of 1940, and (ii) as marked below,  the
Buyer alone,  or the Buyer's Family of Investment  Companies,  owned at least  $100,000,000 in securities  (other  than the  excluded  securities  referred  to  below)  as of the end of the
Buyer's most recent fiscal year.  For purposes of determining  the amount of securities  owned by the Buyer or the Buyer's Family of Investment  Companies,  the cost of such  securities was used.

____           The Buyer owned  $___________________  in  securities  (other than the excluded securities  referred  to below) as of the end of the  Buyer's  most  recent  fiscal year (such amount being calculated in accordance with Rule 144A).

____           The  Buyer is part of a  Family  of  Investment  Companies  which  owned in the aggregate  $______________  in  securities  (other than the  excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

               3.     The term "Family of  Investment  Companies"  as used herein means two or more  registered  investment  companies  (or  series  thereof)  that have the same  investment adviser  or  investment  advisers  that are  affiliated  (by  virtue of being  majority  owned subsidiaries  of the same  parent or  because  one  investment  adviser  is a  majority  owned subsidiary of the other).

               4.     The term  "securities" as used herein does not include (i) securities of issuers that are  affiliated  with the Buyer or are part of the Buyer's  Family of  Investment
Companies,  (ii) bank deposit notes and  certificates of deposit,  (iii) loan  participations,
(iv) repurchase  agreements,  (v) securities  owned but subject to a repurchase  agreement and
(vi) currency, interest rate and commodity swaps.

               5.     The Buyer is familiar  with Rule 144A and  understands  that each of the parties to which this  certification  is made are  relying  and will  continue  to rely on the statements  made  herein  because  one or more sales to the Buyer will be in  reliance on Rule
144A.  In addition, the Buyer will only purchase for the Buyer's own account.

               6.     The  undersigned   will  notify  each  of  the  parties  to  which  this
certification  is made of any changes in the information and  conclusions  herein.  Until such notice,  the Buyer's  purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                            ________________________________________
                                               Print Name of Buyer

                                            By:_____________________________________
                                                Name:
                                                Title:

                                            IF AN ADVISER:

                                            _________________________________________
                                            Print Name of Buyer

                                            Date:

                                          EXHIBIT D

                            FORM OF INVESTOR REPRESENTATION LETTER

                                    ______________, 20__

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

LaSalle Bank National Association
135 S. LaSalle Street, Suite 1511
Chicago, Illinois 60603
Attention: Global Securities and Trust Services: RFMSII 2007-HSA3

               Re:    Home Equity Loan-Backed Certificates
                      Series 2007-HSA3, [Class R-__] [Class SB-__]

Ladies and Gentlemen:
                                             (the "Purchaser") intends to purchase from
 (the "Seller") a ___%  Certificate  Percentage  Interest of Certificates of Series  2007-HSA3
(the  "Certificates"),  issued  pursuant to the  Amended and  Restated  Trust  Agreement  (the
"Trust Agreement"),  dated as of May 30, 2007, between Residential Funding Mortgage Securities
II, Inc. as depositor (the  "Depositor") and Wilmington  Trust Company,  as owner trustee (the
"Owner  Trustee"),  as  acknowledged  and  agreed by LaSalle  Bank  National  Association,  as
Certificate  Registrar.  All terms  used  herein  and not  otherwise  defined  shall  have the meanings set forth in the Trust  Agreement.  The Purchaser  hereby  certifies,  represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

               1.     The Purchaser  understands that (a) the  Certificates  have not been and will not be registered or qualified  under the  Securities Act of 1933, as amended (the "Act")
or any state  securities  law, (b) the Depositor is not required to so register or qualify the
Certificates,  (c) the  Certificates  may be resold only if registered and qualified  pursuant to the  provisions  of the Act or any  state  securities  law,  or if an  exemption  from such registration and  qualification is available,  (d) the Trust Agreement  contains  restrictions regarding  the transfer of the  Certificates  and (e) the  Certificates  will bear a legend to the foregoing effect.

               2.     The  Purchaser is  acquiring  the  Certificates  for its own account for investment  only  and not  with a view to or for  sale in  connection  with  any  distribution thereof in any manner that would violate the Act or any applicable state securities laws.

               3.     The  Purchaser  is  (a)  a  substantial,   sophisticated   institutional
investor  having such  knowledge and  experience in financial  and business  matters,  and, in particular,  in such matters related to securities  similar to the Certificates,  such that it is capable of evaluating the merits and risks of investment in the  Certificates,  (b) able to bear the economic  risks of such an investment  and (c) an  "accredited  investor"  within the meaning of Rule 501(a) promulgated pursuant to the Act.

               4.     The Purchaser has been  furnished  with,  and has had an  opportunity to review (a) [a copy of the Private Placement Memorandum,  dated _______, 20__, relating to the  Certificates  (b)] a copy  of the  Trust  Agreement  and [b]  [c]  such  other information  concerning the  Certificates,  the Home Equity Loans and the Depositor as
        has been  requested by the Purchaser  from the Depositor or the Seller and is relevant to the Purchaser's  decision to purchase the  Certificates.  The Purchaser has had any questions  arising  from such review  answered by the  Depositor  or the Seller to the satisfaction  of the  Purchaser.  [If the Purchaser did not purchase the  Certificates from the Seller in connection with the initial  distribution of the  Certificates  and was  provided  with a copy of the  Private  Placement  Memorandum  (the  "Memorandum")
        relating  to the  original  sale  (the  "Original  Sale") of the  Certificates  by the
        Depositor,  the Purchaser  acknowledges that such Memorandum was provided to it by the
        Seller,  that  the  Memorandum  was  prepared  by  the  Depositor  solely  for  use in connection  with  the  Original  Sale  and the  Depositor  did not  participate  in or facilitate  in any way the  purchase of the  Certificates  by the  Purchaser  from the
        Seller,  and the  Purchaser  agrees  that it will look solely to the Seller and not to the Depositor with respect to any damage, liability,  claim or expense arising out of, resulting  from or in  connection  with (a) error or  omission,  or  alleged  error or omission,  contained in the Memorandum,  or (b) any information,  development or event arising after the date of the Memorandum.]

               5.  The  Purchaser  has not and  will  not  nor  has it  authorized  or will it authorize  any  person to (a)  offer,  pledge,  sell,  dispose of or  otherwise  transfer  any
Certificate,  any interest in any  Certificate or any other similar  security to any person in any  manner,  (b)  solicit  any  offer to buy or to  accept  a  pledge,  disposition  of other transfer of any  Certificate,  any interest in any  Certificate or any other similar  security from any person in any  manner,  (c)  otherwise  approach  or  negotiate  with  respect to any
Certificate,  any interest in any  Certificate  or any other similar  security with any person in any manner,  (d) make any general  solicitation  by means of general  advertising or in any other  manner or (e) take any other  action,  that (as to any of (a) through (e) above)  would
constitute  a  distribution  of  any  Certificate   under  the  Act,  that  would  render  the
disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities law, or that would require  registration  or  qualification  pursuant  thereto.  The Purchaser will not sell or otherwise  transfer any of the  Certificates,  except in compliance  with the provisions of the Trust Agreement.

               6.  [only applicable to the Class SB Certificates] [The Purchaser represents:

                  (i) that either (a) or (b) is satisfied, as marked below:

                      ____   a.     The  Purchaser is not any  employee  benefit plan or other plan subject to Title I of the Employee  Retirement  Income  Security Act of 1974,  as amended
("ERISA"),  or the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan"),  a
Person  acting,  directly  or  indirectly,  on behalf of a Plan or any Person  acquiring  such
Certificates  with "plan  assets"  of a Plan  within the  meaning of the  Department  of Labor regulation promulgated at 29 C.F.R.ss.2510.3-101; or

                      ____   b.     The  Purchaser  has  provided  the  Depositor,  the  Owner
Trustee,  the  Certificate  Registrar  and the Master  Servicer  with an  opinion of  counsel, satisfactory to the Depositor,  the Owner Trustee,  the  Certificate  Registrar and the Master
Servicer,  to the effect that the  purchase  and holding of a  Certificate  by or on behalf of the  Purchaser  is  permissible  under  applicable  law,  will not  constitute  or result in a prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions  of any  subsequent  enactments)  and will not  subject  the  Depositor,  the Owner
Trustee,  the  Certificate  Registrar or the Master  Servicer to any  obligation  or liability
(including  liabilities  under  ERISA  or  Section  4975 of the  Code)  in  addition  to those undertaken  in the Trust  Agreement,  which  opinion of counsel shall not be an expense of the
Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer; and

               (ii) the Purchaser is familiar  with the  prohibited  transaction  restrictions and fiduciary  responsibility  requirements  of Sections 406 and 407 of ERISA and Section 4975
of the Code and understands  that each of the parties to which this  certification  is made is relying and will continue to rely on the statements made in this paragraph 6.]

               7. The  Purchaser is acquiring  the  Certificate  for its own behalf and is not acting  as agent or  custodian  for any  other  person  or  entity  in  connection  with  such acquisition;

               8. The  Purchaser is not a  partnership,  grantor  trust or S  corporation  for federal  income tax  purposes,  or, if the  Purchaser  is a  partnership,  grantor  trust or S corporation  for federal income tax purposes,  the  Certificates  are not more than 50% of the assets of the partnership, grantor trust or S corporation.

               9.  The Purchaser is not a non-United States person.

                                            Very truly yours,

                                            By:  _______________________________
                                                 Name:
                                                 Title:

                                          EXHIBIT E

                           FORM OF TRANSFEROR REPRESENTATION LETTER

                                   ____________ , 20

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

LaSalle Bank National Association
135 S. LaSalle Street, Suite 1511
Chicago, Illinois 60603

               Re:    Home Equity  Loan-Backed Certificates
                      Series 2007-HSA3

Ladies and Gentlemen:

                                             (the "Purchaser") intends to purchase
 the "Seller") a ___% Certificate  Percentage  Interest of  [Certificates] of Series 2007-HSA3
(the  "Certificates"),  issued  pursuant to the  Amended and  Restated  Trust  Agreement  (the
"Trust Agreement"),  dated as of May 30, 2007, between Residential Funding Mortgage Securities
II, Inc. as depositor (the  "Depositor") and Wilmington  Trust Company,  as owner trustee (the
"Owner  Trustee"),  as  acknowledged  and  agreed by LaSalle  Bank  National  Association,  as
Certificate  Registrar.  All terms  used  herein  and not  otherwise  defined  shall  have the meanings  set forth in the Trust  Agreement.  The  Seller  hereby  certifies,  represents  and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

        Neither the Seller nor anyone  acting on its behalf has (a)  offered,  pledged,  sold, disposed of or otherwise  transferred any Certificate,  any interest in any Certificate or any other similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition  or other  transfer  of any  Certificate,  any  interest  in any
Certificate  or any other similar  security  from any person in any manner,  (c) has otherwise approached or negotiated with respect to any  Certificate,  any interest in any Certificate or any  other  similar  security  with  any  person  in any  manner,  (d) has  made  any  general solicitation  by means of general  advertising  or in any other  manner,  or (e) has taken any other action,  that (as to any of (a) through (e) above) would  constitute a  distribution  of the  Certificates  under the  Securities  Act of 1933  (the  "Act"),  that  would  render  the disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities law, or that would require  registration or qualification  pursuant  thereto.  The Seller will not act, in any manner set forth in the foregoing  sentence  with respect to any  Certificate.
The Seller has not and will not sell or  otherwise  transfer any of the  Certificates,  except in compliance with the provisions of the Trust Agreement.

                                            Very truly yours,

                                            By:__________________________________
                                                Name:
                                                Title

                                          EXHIBIT F

                              CERTIFICATE OF NON-FOREIGN STATUS

        This  Certificate  of  Non-Foreign  Status  ("certificate")  is delivered  pursuant to
Section  3.05 of the  Amended  and  Restated  Trust  Agreement,  dated as of May 30, 2007 (the
"Trust  Agreement"),  between  Residential  Funding Mortgage Securities II, Inc., as depositor and  Wilmington  Trust Company,  as Owner  Trustee,  in connection  with the  acquisition  of, transfer to or possession by the  undersigned,  whether as beneficial  owner (the  "Beneficial
Owner"),  or  nominee  on  behalf  of the  Beneficial  Owner  of the Home  Equity  Loan-Backed
Certificates,  Series 2007-HSA3 (the  "Certificates").  Capitalized terms used but not defined in this certificate have the respective meanings given them in the Trust Agreement.

        Each holder  must  complete  Part I, Part II (if the holder is a nominee),  and in all cases sign and otherwise complete Part III.

        In addition,  each holder shall submit with the  Certificates an IRS Form W-9 relating to such holder.

        To  confirm to the Trust  that the  provisions  of  Sections  871,  881 or 1446 of the
Internal  Revenue  Code  (relating  to  withholding  tax on foreign  partners) do not apply in respect of the Certificate held by the undersigned, the undersigned hereby certifies:

Part I - Complete Either A or B

        A.     Individual as Beneficial Owner

               1.     I am (The  Beneficial  Owner is ) not a non-resident  alien for purposes of U.S. income taxation;

               2.     My (The Beneficial Owner's) name and home address are:
____________________________________________;      and

               3.     My (The Beneficial Owner's) U.S. taxpayer  identification number (Social
Security Number) is   ___________________________.

        B.     Corporate, Partnership or Other Entity as Beneficial - Owner

               1.                            (Name of the  Beneficial  Owner) is not a foreign
corporation,  foreign  partnership,  foreign  trust or  foreign  estate  (as  those  terms are defined in the Code and Treasury Regulations;

               2.     The Beneficial  Owner's office  address and place of  incorporation  (if
applicable) is   _____________________________; and

               3.     The Beneficial Owner's U.S. employer identification number is
                      ________________________________.

Part II - Nominees

        If the undersigned is the nominee for the Beneficial Owner, the undersigned  certifies that this certificate has been made in reliance upon information contained in:

                       an IRS Form W-9

                       a form such as this or substantially similar

provided  to the  undersigned  by an  appropriate  person  and (i) the  undersigned  agrees to notify  the Trust at least  thirty  (30)  days  prior to the date  that the form  relied  upon becomes  obsolete,  and (ii) in connection with change in Beneficial  Owners,  the undersigned agrees to submit a new  Certificate  of  Non-Foreign  Status to the Trust  promptly after such change.

Part III -     Declaration

        The undersigned,  as the Beneficial  Owner or a nominee thereof,  agrees to notify the
Trust  within  sixty  (60)  days of the date  that the  Beneficial  Owner  becomes  a  foreign person.  The undersigned  understands  that this  certificate may be disclosed to the Internal
Revenue  Service by the Trust and any false  statement  contained  therein could be punishable by fines, imprisonment or both.

        Under  penalties of perjury,  I declare that I have examined this  certificate  and to the best of my  knowledge  and  belief  it is true,  correct  and  complete  and will  further declare that I will inform the Trust of any change in the  information  provided  above,  and, if applicable, I further declare that I have the authority* to sign this document.

Name:______________________________

Title (if applicable):____________________

Signature and Date:_____________________

*NOTE:  If signed  pursuant to a power of attorney,  the power of attorney must accompany this certificate.

                                          EXHIBIT G

                             FORM OF ERISA REPRESENTATION LETTER

                                                   _____________, 200__

Residential Funding Mortgage
 Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

[CERTIFICATE REGISTRAR]

               Re:    Residential Funding Mortgage Securities II, Inc.
                      Home Equity Loan-Backed Certificates, Series 2007-HSA3

Dear Sirs:

        __________________________________   (the   "Transferee")   intends  to  acquire  from
_____________________   (the   "Transferor")  a  ___%  Certificate   Percentage   Interest  of
Residential  Funding  Mortgage  Securities  II,  Inc.  Home Equity  Loan-Backed  Certificates,
Series  2007-HSA3  (the  "Certificates"),  issued  pursuant to an Amended and  Restated  Trust
Agreement  (the "Trust  Agreement")  dated May 30,  2007 among  Residential  Funding  Mortgage
Securities II, Inc., as depositor (the  "Depositor") and Wilmington Trust Company,  as trustee
(the "Owner  Trustee").  Capitalized  terms used herein and not  otherwise  defined shall have the meanings assigned thereto in the Trust Agreement.

        The Transferee hereby  certifies,  represents and warrants to, and covenants with, the
Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer that either:

        (1)    The  Certificates  (i) are not being  acquired by, and will not be  transferred to, any employee  benefit  plan within the meaning of Section 3(3) of the Employee  Retirement
Income  Security  Act  of  1974,  as  amended  ("ERISA"),  or  other  retirement  arrangement, including  individual  retirement  accounts  and  annuities,  Keogh plans and bank  collective investment  funds and  insurance  company  general or  separate  accounts in which such plans, accounts  or  arrangements  are  invested,  that is subject to Section 406 of ERISA or Section
4975 of the Internal  Revenue Code of 1986, as amended (the "Code") (any of the  foregoing,  a
"Plan"),  (ii) are not being  acquired  with "plan assets" of a Plan within the meaning of the
Department  of  Labor  ("DOL")  Regulations   Section  2510.3-101,   and  (iii)  will  not  be
transferred  to any entity that is deemed to be  investing  in plan assets  within the meaning of the DOL Regulations Section 2510.3-101; or

        (2)    The Transferee is familiar with the  prohibited  transaction  restrictions  and fiduciary  responsibility  requirements  of Sections  406 and 407 of ERISA and Section 4975 of
the Code and  understands  that each of the  parties  to which this  certification  is made is relying and will continue to rely on the statements made herein.

                                            Very truly yours,

                                            By:  ___________________________________
                                                  Name:
                                                  Title

                                          EXHIBIT H

                                FORM OF REPRESENTATION LETTER

                                                   _____________, 200__

Residential Funding Mortgage
 Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

[CERTIFICATE REGISTRAR]

                      Re:    Residential Funding Mortgage Securities II, Inc.
                             Home Equity Loan-Backed Certificates, Series 2007-HSA3

Dear Sirs:

        __________________________________   (the   "Transferee")   intends  to  acquire  from
_____________________   (the   "Transferor")  a  ___%  Certificate   Percentage   Interest  of
Residential  Mortgage  Securities  II,  Inc.  Home  Equity  Loan-Backed  Certificates,  Series
2007-HSA3 (the  "Certificates"),  issued  pursuant to a Amended and Restated  Trust  Agreement
(the "Trust Agreement") dated May 30, 2007 among Residential  Funding Mortgage  Securities II,
Inc., as depositor  (the  "Depositor")  and Wilmington  Trust Company,  as trustee (the "Owner
Trustee").  Capitalized  terms used herein and not  otherwise  defined shall have the meanings assigned thereto in the Trust Agreement.

        The Transferee hereby  certifies,  represents and warrants to, and covenants with, the
Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer that:

        (1)    the  Transferee  is  acquiring  the  Certificate  for its own behalf and is not acting  as agent or  custodian  for any  other  person  or  entity  in  connection  with  such acquisition; and

        (2)    the  Transferee  is not a  partnership,  grantor  trust  or S  corporation  for federal  income tax  purposes,  or, if the  Transferee  is a  partnership,  grantor trust or S corporation  for federal income tax purposes,  the  Certificates  are not more than 50% of the assets of the partnership, grantor trust or S corporation.

                                            Very truly yours,

                                            By:_________________________________
                                                Name:
                                                Title:

                                            EXHIBIT I

                                FORM OF CLASS R-I CERTIFICATES

THIS  CERTIFICATE  MAY  NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON  OR A
DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "RESIDUAL  INTEREST" IN A
"REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT" AS THOSE  TERMS ARE  DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS  CERTIFICATE  MAY BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES
EITHER A  CERTIFICATION  PURSUANT TO SECTION  3.05(b)(ii)  OF THE  AGREEMENT  OR AN OPINION OF
COUNSEL  SATISFACTORY  TO THE SERVICER,  THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS
CERTIFICATE  WILL NOT  CONSTITUTE  OR  RESULT IN A  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER
SECTION 406 OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR
SECTION  4975 OF THE CODE AND WILL NOT  SUBJECT  THE  SERVICER,  THE COMPANY OR THE TRUSTEE TO
ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY  RESALE,  TRANSFER  OR  OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE  ONLY IF THE
PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT  TO THE SERVICER AND THE TRUSTEE THAT (1)
SUCH  TRANSFEREE IS NOT (A) THE UNITED  STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,
ANY  POSSESSION  OF  THE  UNITED  STATES,  OR  ANY  AGENCY  OR  INSTRUMENTALITY  OF ANY OF THE
FOREGOING (OTHER THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE
SUBJECT  TO TAX AND  EXCEPT  FOR THE  FHLMC,  A  MAJORITY  OF ITS  BOARD OF  DIRECTORS  IS NOT
SELECTED  BY  SUCH   GOVERNMENTAL   UNIT),  (B)  A  FOREIGN   GOVERNMENT,   ANY  INTERNATIONAL
ORGANIZATION,  OR  ANY  AGENCY  OR  INSTRUMENTALITY  OF  EITHER  OF  THE  FOREGOING,  (C)  ANY
ORGANIZATION (OTHER THAN CERTAIN FARMERS'  COOPERATIVES  DESCRIBED IN SECTION 521 OF THE CODE)
WHICH IS EXEMPT  FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE  UNLESS  SUCH  ORGANIZATION  IS
SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION
511 OF THE CODE ON UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL  ELECTRIC  AND  TELEPHONE
COOPERATIVES   DESCRIBED  IN  SECTION  1381(a)(2)(C)  OF  THE  CODE,  (E)  AN  ELECTING  LARGE
PARTNERSHIP  UNDER  SECTION  775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED  IN THE  FOREGOING
CLAUSES  (A),   (B),   (C),  (D)  OR  (E)  BEING  HEREIN   REFERRED  TO  AS  A   "DISQUALIFIED
ORGANIZATION"),  OR (F) AN  AGENT  OF A  DISQUALIFIED  ORGANIZATION,  (2) NO  PURPOSE  OF SUCH
TRANSFER IS TO IMPEDE THE  ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH  TRANSFEREE  SATISFIES
CERTAIN  ADDITIONAL   CONDITIONS   RELATING  TO  THE  FINANCIAL   CONDITION  OF  THE  PROPOSED
TRANSFEREE.  NOTWITHSTANDING  THE  REGISTRATION IN THE  CERTIFICATE  REGISTER OR ANY TRANSFER,
SALE OR OTHER  DISPOSITION OF THIS  CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF
A  DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR
EFFECT  WHATSOEVER  AND SUCH  PERSON  SHALL NOT BE DEEMED  TO BE A  CERTIFICATEHOLDER  FOR ANY
PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT  LIMITED  TO, THE  RECEIPT OF  DISTRIBUTIONS  ON THIS
CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE
DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

Cut-off Date:
May 1, 2007

Date of Trust Agreement:
May 29, 2007

First Payment Date:                         Certificate Percentage Interest of
June 25, 2007                               this Certificate:  100%

Assumed Final Payment Date:
June 25, 2037

                             HOME EQUITY LOAN-BACKED CERTIFICATE
                                       SERIES 2007-HSA3

               evidencing  a  fractional  undivided  interest in the Owner Trust  Estate,  the property  of which  consists  primarily  of the Home  Equity  Loans,  created  by  RESIDENTIAL
FUNDING  MORTGAGE  SECURITIES  II,  INC.  (hereinafter  called  the  "Depositor,"  which  term includes any successor entity under the Agreement referred to below).

               This  Certificate  is payable solely from the assets of the Owner Trust Estate, and does not represent an obligation of or interest in the Depositor,  the Seller,  the Master
Servicer,  the Indenture  Trustee,  the Owner Trustee or GMAC  Mortgage  Group,  LLC or any of
their  affiliates.  This Certificate is not guaranteed or insured by any  governmental  agency or  instrumentality  or by the  Depositor,  the Seller,  the Master  Servicer,  the  Indenture
Trustee,  the Owner Trustee or GMAC Mortgage Group,  LLC or any of their  affiliates.  None of the Depositor,  the Seller,  the Master Servicer,  the Indenture  Trustee,  the Owner Trustee,
GMAC Mortgage Group,  LLC or any of their  affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential  Funding  Company,  LLC is the registered owner of the  Certificate  Percentage  Interest  evidenced by this  Certificate (as set forth on the face  hereof) in certain  distributions  with  respect to the Owner Trust  Estate,  consisting primarily of the Home Equity Loans,  created by Residential  Funding  Mortgage  Securities II,
Inc.  The Trust (as  defined  herein)  was  created  pursuant  to a Trust  Agreement  dated as specified above (as amended and supplemented  from time to time, the "Agreement")  between the
Depositor and Wilmington  Trust  Company,  as owner trustee (the "Owner  Trustee,"  which term includes any  successor  entity under the  Agreement),  a summary of certain of the  pertinent provisions  of  which  is  set  forth  hereafter.  To  the  extent  not  defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate  by virtue of the  acceptance  hereof assents and by which such Holder is bound.

               Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the
25th  day of each  month  or,  if such  25th  day is not a  Business  Day,  the  Business  Day immediately  following  (the "Payment  Date"),  commencing on the first Payment Date specified above,  to the Person in whose name this  Certificate  is  registered at the close of business on the last day (or if such last day is not a  Business  Day,  the  Business  Day  immediately preceding  such last day) of the month  immediately  preceding the month of such  distribution
(the  "Record  Date"),  in an  amount  equal  to  the  pro  rata  portion  evidenced  by  this
Certificate  (based on the Certificate  Percentage  Interest stated on the face hereon) of the
Certificate   Distribution   Amount,  if  any,  required  to  be  distributed  to  Holders  of
Certificates  on  such  Payment  Date.  Distributions  on  this  Certificate  will  be made as provided in the  Agreement by the  Certificate  Paying Agent by wire  transfer or check mailed to the  Certificateholder  of record in the Certificate  Register  without the presentation or surrender of this Certificate or the making of any notation hereon.

               Except as otherwise  provided in the Agreement and  notwithstanding  the above, the final  distribution on this  Certificate  will be made after due notice by the Certificate
Paying Agent of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  maintained by the Certificate  Registrar for that purpose in the City of New York, New York or Chicago, Illinois.

               Each  Certificateholder of this Certificate will be deemed to have agreed to be bound by the  restrictions  set forth in the  Agreement  to the  effect  that (i) each  person holding or  acquiring  any  Ownership  Interest in this  Certificate  must be a United  States
Person and a  Permitted  Transferee,  (ii) the  transfer  of any  Ownership  Interest  in this
Certificate  will be  conditioned  upon the delivery to the Indenture  Trustee of, among other things,  an  affidavit  to  the  effect  that  it is a  United  States  Person  and  Permitted
Transferee,  (iii) any  attempted  or  purported  transfer of any  Ownership  Interest in this
Certificate in violation of such  restrictions  will be absolutely null and void and will vest no rights in the  purported  transferee,  and (iv) if any person  other  than a United  States
Person and a Permitted  Transferee  acquires any  Ownership  Interest in this  Certificate  in violation  of such  restrictions,  then  the  Depositor  will  have  the  right,  in its  sole discretion  and without  notice to the  Certificateholder  of this  Certificate,  to sell this
Certificate to a purchaser  selected by the Depositor,  which  purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

               No transfer of this Class R-I  Certificate  will be made unless the Certificate
Registrar  (unless  otherwise  directed by the  Depositor)  has received (i) a  representation letter,  in the form as described by the  Agreement,  stating  that the  transferee  is not an employee  benefit  or  other  plan  subject  to the  prohibited  transaction  restrictions  or fiduciary  responsibility  requirements  of ERISA or  Section  4975 of the  Code,  any  person acting,  directly  or  indirectly,  on behalf of any such plan or any  person  using the "plan assets," within the meaning of the Department of Labor  regulations at 29 C.F.R.ss.2510.3-101, of any such plan to effect  such  acquisition  (collectively,  a "Plan  Investor")  or (ii) if such  transferee  is a Plan  Investor,  an opinion of  counsel  acceptable  to and in form and substance  satisfactory  to the  Depositor,  the Owner  Trustee,  the Master  Servicer and the
Certificate  Registrar,  to the effect that the  purchase or holding of a Class R  Certificate is  permissible  under  applicable  law,  will  not  constitute  or  result  in  a  non-exempt prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions  of any  subsequent  enactments)  and will not  subject  the  Depositor,  the Owner
Trustee,  the Master Servicer or the  Certificate  Registrar to any obligation or liability in addition to those undertaken in the Agreement.

               This Certificate is one of a duly authorized  issue of Certificates  designated as Home Equity  Loan-Backed  Certificates of the Series specified hereon (herein  collectively called  the  "Certificates").  All terms  used in this  Certificate  which are  defined in the
Agreement shall have the meanings assigned to them in the Agreement.

               The  Certificateholder,  by its acceptance of this Certificate,  agrees that it will look solely to the funds on deposit in the  Certificate  Distribution  Account  that have been  released  from the Lien of the  Indenture  for payment  hereunder  and that  neither the
Owner  Trustee in its  individual  capacity  nor the  Depositor  is  personally  liable to the
Certificateholders  for any amount payable under this  Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

               The  Holder of this  Certificate  acknowledges  and  agrees  that its rights to receive  distributions  in respect of this  Certificate are  subordinated to the rights of the
Noteholders  as described  in the  Indenture,  dated as of May 30,  2007,  between Home Equity
Loan Trust  2007-HSA3  (the  "Trust")  and LaSalle  Bank  National  Association,  as Indenture
Trustee (the "Indenture").

               Each  Certificateholder,  by its  acceptance  of a  Certificate,  covenants and agrees that such  Certificateholder  will not at any time  institute  against the Depositor or the Trust, or join in any  institution  against the Depositor or the Trust of, any bankruptcy, reorganization,  arrangement,  insolvency or  liquidation  proceedings,  or other  proceedings under any United States  federal or state  bankruptcy  or similar law in  connection  with any obligations  relating  to the  Certificates,  the  Notes,  the  Agreement  or any of the Basic
Documents.

               The Agreement permits the amendment  thereof as specified below,  provided that any amendment be accompanied  by the consent of the Credit  Enhancer and an Opinion of Counsel to the Owner Trustee to the effect that such  amendment  complies  with the  provisions of the
Agreement  and will not cause the Trust to be subject to an entity  level tax.  If the purpose of the amendment is to correct any mistake,  eliminate any  inconsistency,  cure any ambiguity or deal with any matter not  covered,  it shall not be  necessary to obtain the consent of any
Holder,  but the Owner Trustee shall be furnished with a letter from the Rating  Agencies that the  amendment  will not result in the  downgrading  or withdrawal of the rating then assigned to any  Security  if  determined  without  regard to the Policy and the  consent of the Credit
Enhancer  shall be obtained.  If the purpose of the amendment is to prevent the  imposition of any  federal or state  taxes at any time that any  Security  is  outstanding,  it shall not be necessary to obtain the consent of any Holder,  but the Owner Trustee shall be furnished  with an Opinion of Counsel that such  amendment  is necessary or helpful to prevent the  imposition of such  taxes and is not  materially  adverse  to any  Holder  and the  consent of the Credit
Enhancer  shall be  obtained.  If the  purpose  of the  amendment  is to add or  eliminate  or change  any  provision  of the  Agreement,  other  than  as  specified  in the  preceding  two sentences,  the amendment  shall require either (a) a letter from the Rating Agencies that the amendment  will not result in the  downgrading  or  withdrawal  of the rating then assigned to any Security,  if determined  without  regard to the Policy or (b) the consent of Holders of a majority  of the  Certificate  Percentage  Interests  of the  Certificates  and the  Indenture
Trustee;  provided,  however, that no such amendment shall (i) reduce in any manner the amount of, or delay  the time of,  payments  received  that are  required  to be  distributed  on any
Certificate without the consent of the related  Certificateholder  and the Credit Enhancer, or
(ii) reduce the  aforesaid  percentage  of  Certificates  the Holders of which are required to consent to any such  amendment  without the  consent of the  Holders of all such  Certificates then outstanding.

               As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate is  registerable  in the  Certificate  Register upon surrender of this  Certificate for  registration of transfer at the offices or agencies of the
Certificate  Registrar  maintained  in the City of New York,  New York or  Chicago,  Illinois,
accompanied  by a written  instrument  of transfer  in form  satisfactory  to the  Certificate
Registrar  duly  executed by the Holder hereof or such  Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the  same  aggregate  Certificate  Percentage  Interest  will  be  issued  to  the  designated
transferee.   The  initial  Certificate   Registrar  appointed  under  the  Agreement  is  the
Indenture Trustee.

               Except as provided in the  Agreement,  the  Certificates  are issuable  only in
minimum  denominations  of  a  10.0000%  Certificate   Percentage  Interest  and  in  integral
multiples  of a 0.0001%  Certificate  Percentage  Interest in excess  thereof.  As provided in the Agreement  and subject to certain  limitations  therein set forth,  the  Certificates  are exchangeable  for new  Certificates  of authorized  denominations,  as requested by the Holder surrendering  the same.  This  Certificate is issued in the  Certificate  Percentage  Interest above;  however,  the  Certificate  Percentage  Interest  of this  Certificate  may  change in accordance  with  Section  3.12  of the  Agreement.  The  Holder  of this  Certificate  hereby consents  to any  change  in its  Certificate  Percentage  Interest  in  accordance  with such
Section.

               No  service  charge  will be made  for any such  registration  of  transfer  or exchange,  but the Owner Trustee or the  Certificate  Registrar  may require  payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

               The Owner Trustee, the Certificate Paying Agent, the Certificate  Registrar and
any agent of the Owner Trustee,  the Certificate  Paying Agent,  or the Certificate  Registrar
may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and none of the Owner Trustee,  the Certificate  Paying Agent,  the Certificate
Registrar or any such agent shall be affected by any notice to the contrary.

               This  Certificate  shall be governed by and  construed in  accordance  with the laws of the State of Delaware.

               The  obligations  created by the Agreement in respect of the  Certificates  and the Trust created thereby shall  terminate upon the earliest of (i) the final  distribution of all moneys or other  property or proceeds of the Owner  Trust  Estate in  accordance  with the terms of the Indenture  and the  Agreement or (ii) the purchase by the Master  Servicer of all
Home Equity Loans pursuant to Section 8.08 of the Servicing Agreement.

               Unless the certificate of authentication  hereon shall have been executed by an authorized  officer of the Owner  Trustee,  or an  authenticating  agent by manual  signature, this  Certificate  shall not be entitled to any benefit  under the  Agreement  or be valid for any purpose.

               IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                            HOME EQUITY LOAN TRUST 2007-HSA3

                                            By: WILMINGTON TRUST COMPANY,
                                                not in its individual capacity but solely as
                                                Owner Trustee

Dated:  May 30, 2007                        By:  ___________________________________
                                                Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

                                                WILMINGTON TRUST COMPANY,
                                                 not in its individual capacity
                                                 but solely as Owner Trustee

                                            By: ______________________________
                                                 Authorized Signatory

                                            or LASALLE BANK NATIONAL ASSOCIATION,
                                            not in its individual capacity but solely,
                                            as Authenticating Agent of the Trust

Dated: May 30, 2007

                                            By: ______________________________
                                                Authorized Signatory

                                                 ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE___________________________________

_____________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

____________________________________________________________________________
the within  Certificate,  and all  rights  thereunder,  hereby  irrevocably  constituting  and appointing

______________________________________________________________________________to      transfer
said  Certificate on the books of the Certificate  Registrar,  with full power of substitution in the premises.

Dated:___________________________

                                             _____________________________________*/
                                                Signature Guaranteed:

                                             ____________________________*/

_________________

*/ NOTICE:  The  signature  to this  assignment  must  correspond  with the name as it appears upon the face of the within Certificate in every particular,  without alteration,  enlargement or any change  whatever.  Such  signature  must be guaranteed by a member firm of the New York
Stock Exchange or a commercial bank or trust company.

                                  DISTRIBUTION INSTRUCTIONS

        The assignee  should  include the following  for the  information  of the  Certificate
Paying Agent:

        Distribution shall be made by wire transfer in immediately available funds to
____________________________________________________________________, account number
______________, or, if mailed by check, to ______________.

        Applicable statements should be mailed to __________________.

                                            ______________________________
                                            Signature of assignee or agent
                                            (for authorization of wire transfer only)

                               FORM OF CLASS R-II CERTIFICATES

THIS  CERTIFICATE  MAY  NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON  OR A
DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "RESIDUAL  INTEREST" IN A
"REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT" AS THOSE  TERMS ARE  DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS  CERTIFICATE  MAY BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES
EITHER A  CERTIFICATION  PURSUANT TO SECTION  3.05(b)(ii)  OF THE  AGREEMENT  OR AN OPINION OF
COUNSEL  SATISFACTORY  TO THE SERVICER,  THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS
CERTIFICATE  WILL NOT  CONSTITUTE  OR  RESULT IN A  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER
SECTION 406 OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR
SECTION  4975 OF THE CODE AND WILL NOT  SUBJECT  THE  SERVICER,  THE COMPANY OR THE TRUSTEE TO
ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY  RESALE,  TRANSFER  OR  OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE  ONLY IF THE
PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT  TO THE SERVICER AND THE TRUSTEE THAT (1)
SUCH  TRANSFEREE IS NOT (A) THE UNITED  STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,
ANY  POSSESSION  OF  THE  UNITED  STATES,  OR  ANY  AGENCY  OR  INSTRUMENTALITY  OF ANY OF THE
FOREGOING (OTHER THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE
SUBJECT  TO TAX AND  EXCEPT  FOR THE  FHLMC,  A  MAJORITY  OF ITS  BOARD OF  DIRECTORS  IS NOT
SELECTED  BY  SUCH   GOVERNMENTAL   UNIT),  (B)  A  FOREIGN   GOVERNMENT,   ANY  INTERNATIONAL
ORGANIZATION,  OR  ANY  AGENCY  OR  INSTRUMENTALITY  OF  EITHER  OF  THE  FOREGOING,  (C)  ANY
ORGANIZATION (OTHER THAN CERTAIN FARMERS'  COOPERATIVES  DESCRIBED IN SECTION 521 OF THE CODE)
WHICH IS EXEMPT  FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE  UNLESS  SUCH  ORGANIZATION  IS
SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION
511 OF THE CODE ON UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL  ELECTRIC  AND  TELEPHONE
COOPERATIVES   DESCRIBED  IN  SECTION  1381(a)(2)(C)  OF  THE  CODE,  (E)  AN  ELECTING  LARGE
PARTNERSHIP  UNDER  SECTION  775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED  IN THE  FOREGOING
CLAUSES  (A),   (B),   (C),  (D)  OR  (E)  BEING  HEREIN   REFERRED  TO  AS  A   "DISQUALIFIED
ORGANIZATION"),  OR (F) AN  AGENT  OF A  DISQUALIFIED  ORGANIZATION,  (2) NO  PURPOSE  OF SUCH
TRANSFER IS TO IMPEDE THE  ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH  TRANSFEREE  SATISFIES
CERTAIN  ADDITIONAL   CONDITIONS   RELATING  TO  THE  FINANCIAL   CONDITION  OF  THE  PROPOSED
TRANSFEREE.  NOTWITHSTANDING  THE  REGISTRATION IN THE  CERTIFICATE  REGISTER OR ANY TRANSFER,
SALE OR OTHER  DISPOSITION OF THIS  CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF
A  DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR
EFFECT  WHATSOEVER  AND SUCH  PERSON  SHALL NOT BE DEEMED  TO BE A  CERTIFICATEHOLDER  FOR ANY
PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT  LIMITED  TO, THE  RECEIPT OF  DISTRIBUTIONS  ON THIS
CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE
DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

Cut-off Date:
May 1, 2007

Date of Trust Agreement:
May 29, 2007

First Payment Date:                         Certificate Percentage Interest of
June 25, 2007                               this Certificate:  100%

Assumed Final Payment Date:
June 25, 2037

                             HOME EQUITY LOAN-BACKED CERTIFICATE
                                       SERIES 2007-HSA3

               evidencing  a  fractional  undivided  interest in the Owner Trust  Estate,  the property  of which  consists  primarily  of the Home  Equity  Loans,  created  by  RESIDENTIAL
FUNDING  MORTGAGE  SECURITIES  II,  INC.  (hereinafter  called  the  "Depositor,"  which  term includes any successor entity under the Agreement referred to below).

               This  Certificate  is payable solely from the assets of the Owner Trust Estate, and does not represent an obligation of or interest in the Depositor,  the Seller,  the Master
Servicer,  the Indenture  Trustee,  the Owner Trustee or GMAC  Mortgage  Group,  LLC or any of
their  affiliates.  This Certificate is not guaranteed or insured by any  governmental  agency or  instrumentality  or by the  Depositor,  the Seller,  the Master  Servicer,  the  Indenture
Trustee,  the Owner Trustee or GMAC Mortgage Group,  LLC or any of their  affiliates.  None of the Depositor,  the Seller,  the Master Servicer,  the Indenture  Trustee,  the Owner Trustee,
GMAC Mortgage Group,  LLC or any of their  affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential  Funding  Company,  LLC is the registered owner of the  Certificate  Percentage  Interest  evidenced by this  Certificate (as set forth on the face  hereof) in certain  distributions  with  respect to the Owner Trust  Estate,  consisting primarily of the Home Equity Loans,  created by Residential  Funding  Mortgage  Securities II,
Inc.  The Trust (as  defined  herein)  was  created  pursuant  to a Trust  Agreement  dated as specified above (as amended and supplemented  from time to time, the "Agreement")  between the
Depositor and Wilmington  Trust  Company,  as owner trustee (the "Owner  Trustee,"  which term includes any  successor  entity under the  Agreement),  a summary of certain of the  pertinent provisions  of  which  is  set  forth  hereafter.  To  the  extent  not  defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate  by virtue of the  acceptance  hereof assents and by which such Holder is bound.

               Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the
25th  day of each  month  or,  if such  25th  day is not a  Business  Day,  the  Business  Day immediately  following  (the "Payment  Date"),  commencing on the first Payment Date specified above,  to the Person in whose name this  Certificate  is  registered at the close of business on the last day (or if such last day is not a  Business  Day,  the  Business  Day  immediately preceding  such last day) of the month  immediately  preceding the month of such  distribution
(the  "Record  Date"),  in an  amount  equal  to  the  pro  rata  portion  evidenced  by  this
Certificate  (based on the Certificate  Percentage  Interest stated on the face hereon) of the
Certificate   Distribution   Amount,  if  any,  required  to  be  distributed  to  Holders  of
Certificates  on  such  Payment  Date.  Distributions  on  this  Certificate  will  be made as provided in the  Agreement by the  Certificate  Paying Agent by wire  transfer or check mailed to the  Certificateholder  of record in the Certificate  Register  without the presentation or surrender of this Certificate or the making of any notation hereon.

               Except as otherwise  provided in the Agreement and  notwithstanding  the above, the final  distribution on this  Certificate  will be made after due notice by the Certificate
Paying Agent of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  maintained by the Certificate  Registrar for that purpose in the City of New York, New York or Chicago, Illinois.

               Each  Certificateholder of this Certificate will be deemed to have agreed to be bound by the  restrictions  set forth in the  Agreement  to the  effect  that (i) each  person holding or  acquiring  any  Ownership  Interest in this  Certificate  must be a United  States
Person and a  Permitted  Transferee,  (ii) the  transfer  of any  Ownership  Interest  in this
Certificate  will be  conditioned  upon the delivery to the Indenture  Trustee of, among other things,  an  affidavit  to  the  effect  that  it is a  United  States  Person  and  Permitted
Transferee,  (iii) any  attempted  or  purported  transfer of any  Ownership  Interest in this
Certificate in violation of such  restrictions  will be absolutely null and void and will vest no rights in the  purported  transferee,  and (iv) if any person  other  than a United  States
Person and a Permitted  Transferee  acquires any  Ownership  Interest in this  Certificate  in violation  of such  restrictions,  then  the  Depositor  will  have  the  right,  in its  sole discretion  and without  notice to the  Certificateholder  of this  Certificate,  to sell this
Certificate to a purchaser  selected by the Depositor,  which  purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

               No transfer of this Class R-II  Certificate will be made unless the Certificate
Registrar  (unless  otherwise  directed by the  Depositor)  has received (i) a  representation letter,  in the form as described by the  Agreement,  stating  that the  transferee  is not an employee  benefit  or  other  plan  subject  to the  prohibited  transaction  restrictions  or fiduciary  responsibility  requirements  of ERISA or  Section  4975 of the  Code,  any  person acting,  directly  or  indirectly,  on behalf of any such plan or any  person  using the "plan assets," within the meaning of the Department of Labor  regulations at 29 C.F.R.ss.2510.3-101, of any such plan to effect  such  acquisition  (collectively,  a "Plan  Investor")  or (ii) if such  transferee  is a Plan  Investor,  an opinion of  counsel  acceptable  to and in form and substance  satisfactory  to the  Depositor,  the Owner  Trustee,  the Master  Servicer and the
Certificate  Registrar,  to the effect that the  purchase or holding of a Class R  Certificate is  permissible  under  applicable  law,  will  not  constitute  or  result  in  a  non-exempt prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions  of any  subsequent  enactments)  and will not  subject  the  Depositor,  the Owner
Trustee,  the Master Servicer or the  Certificate  Registrar to any obligation or liability in addition to those undertaken in the Agreement.

               This Certificate is one of a duly authorized  issue of Certificates  designated as Home Equity  Loan-Backed  Certificates of the Series specified hereon (herein  collectively called  the  "Certificates").  All terms  used in this  Certificate  which are  defined in the
Agreement shall have the meanings assigned to them in the Agreement.

               The  Certificateholder,  by its acceptance of this Certificate,  agrees that it will look solely to the funds on deposit in the  Certificate  Distribution  Account  that have been  released  from the Lien of the  Indenture  for payment  hereunder  and that  neither the
Owner  Trustee in its  individual  capacity  nor the  Depositor  is  personally  liable to the
Certificateholders  for any amount payable under this  Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

               The  Holder of this  Certificate  acknowledges  and  agrees  that its rights to receive  distributions  in respect of this  Certificate are  subordinated to the rights of the
Noteholders  as described  in the  Indenture,  dated as of May 30,  2007,  between Home Equity
Loan Trust  2007-HSA3  (the  "Trust")  and LaSalle  Bank  National  Association,  as Indenture
Trustee (the "Indenture").

               Each  Certificateholder,  by its  acceptance  of a  Certificate,  covenants and agrees that such  Certificateholder  will not at any time  institute  against the Depositor or the Trust, or join in any  institution  against the Depositor or the Trust of, any bankruptcy, reorganization,  arrangement,  insolvency or  liquidation  proceedings,  or other  proceedings under any United States  federal or state  bankruptcy  or similar law in  connection  with any obligations  relating  to the  Certificates,  the  Notes,  the  Agreement  or any of the Basic
Documents.

               The Agreement permits the amendment  thereof as specified below,  provided that any amendment be accompanied  by the consent of the Credit  Enhancer and an Opinion of Counsel to the Owner Trustee to the effect that such  amendment  complies  with the  provisions of the
Agreement  and will not cause the Trust to be subject to an entity  level tax.  If the purpose of the amendment is to correct any mistake,  eliminate any  inconsistency,  cure any ambiguity or deal with any matter not  covered,  it shall not be  necessary to obtain the consent of any
Holder,  but the Owner Trustee shall be furnished with a letter from the Rating  Agencies that the  amendment  will not result in the  downgrading  or withdrawal of the rating then assigned to any  Security  if  determined  without  regard to the Policy and the  consent of the Credit
Enhancer  shall be obtained.  If the purpose of the amendment is to prevent the  imposition of any  federal or state  taxes at any time that any  Security  is  outstanding,  it shall not be necessary to obtain the consent of any Holder,  but the Owner Trustee shall be furnished  with an Opinion of Counsel that such  amendment  is necessary or helpful to prevent the  imposition of such  taxes and is not  materially  adverse  to any  Holder  and the  consent of the Credit
Enhancer  shall be  obtained.  If the  purpose  of the  amendment  is to add or  eliminate  or change  any  provision  of the  Agreement,  other  than  as  specified  in the  preceding  two sentences,  the amendment  shall require either (a) a letter from the Rating Agencies that the amendment  will not result in the  downgrading  or  withdrawal  of the rating then assigned to any Security,  if determined  without  regard to the Policy or (b) the consent of Holders of a majority  of the  Certificate  Percentage  Interests  of the  Certificates  and the  Indenture
Trustee;  provided,  however, that no such amendment shall (i) reduce in any manner the amount of, or delay  the time of,  payments  received  that are  required  to be  distributed  on any
Certificate without the consent of the related  Certificateholder  and the Credit Enhancer, or
(ii) reduce the  aforesaid  percentage  of  Certificates  the Holders of which are required to consent to any such  amendment  without the  consent of the  Holders of all such  Certificates then outstanding.

               As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate is  registerable  in the  Certificate  Register upon surrender of this  Certificate for  registration of transfer at the offices or agencies of the
Certificate  Registrar  maintained  in the City of New York,  New York or  Chicago,  Illinois,
accompanied  by a written  instrument  of transfer  in form  satisfactory  to the  Certificate
Registrar  duly  executed by the Holder hereof or such  Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the  same  aggregate  Certificate  Percentage  Interest  will  be  issued  to  the  designated
transferee.   The  initial  Certificate   Registrar  appointed  under  the  Agreement  is  the
Indenture Trustee.

               Except as provided in the  Agreement,  the  Certificates  are issuable  only in
minimum  denominations  of  a  10.0000%  Certificate   Percentage  Interest  and  in  integral
multiples  of a 0.0001%  Certificate  Percentage  Interest in excess  thereof.  As provided in the Agreement  and subject to certain  limitations  therein set forth,  the  Certificates  are exchangeable  for new  Certificates  of authorized  denominations,  as requested by the Holder surrendering  the same.  This  Certificate is issued in the  Certificate  Percentage  Interest above;  however,  the  Certificate  Percentage  Interest  of this  Certificate  may  change in accordance  with  Section  3.12  of the  Agreement.  The  Holder  of this  Certificate  hereby consents  to any  change  in its  Certificate  Percentage  Interest  in  accordance  with such
Section.

               No  service  charge  will be made  for any such  registration  of  transfer  or exchange,  but the Owner Trustee or the  Certificate  Registrar  may require  payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

               The Owner Trustee, the Certificate Paying Agent, the Certificate  Registrar and
any agent of the Owner Trustee,  the Certificate  Paying Agent,  or the Certificate  Registrar
may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and none of the Owner Trustee,  the Certificate  Paying Agent,  the Certificate
Registrar or any such agent shall be affected by any notice to the contrary.

               This  Certificate  shall be governed by and  construed in  accordance  with the laws of the State of Delaware.

               The  obligations  created by the Agreement in respect of the  Certificates  and the Trust created thereby shall  terminate upon the earliest of (i) the final  distribution of all moneys or other  property or proceeds of the Owner  Trust  Estate in  accordance  with the terms of the Indenture  and the  Agreement or (ii) the purchase by the Master  Servicer of all
Home Equity Loans pursuant to Section 8.08 of the Servicing Agreement.

               Unless the certificate of authentication  hereon shall have been executed by an authorized  officer of the Owner  Trustee,  or an  authenticating  agent by manual  signature, this  Certificate  shall not be entitled to any benefit  under the  Agreement  or be valid for any purpose.

               IN WITNESS  WHEREOF,  the Owner Trustee,  on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                            HOME EQUITY LOAN TRUST 2007-HSA3

                                            By: WILMINGTON TRUST COMPANY,
                                                not in its individual capacity but solely as
                                                Owner Trustee

Dated:  May 30, 2007                        By:________________________________
                                                Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

                                                WILMINGTON TRUST COMPANY,
                                                 not in its individual capacity
                                                 but solely as Owner Trustee

                                            By: ______________________________
                                                 Authorized Signatory

                                            or LASALLE BANK NATIONAL ASSOCIATION,
                                            not in its individual capacity but solely,
                                            as Authenticating Agent of the Trust

Dated: May 30, 2007

                                            By: ______________________________
                                                Authorized Signatory

                                                 ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE___________________________________

_____________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

____________________________________________________________________________
the within  Certificate,  and all  rights  thereunder,  hereby  irrevocably  constituting  and appointing

______________________________________________________________________________to      transfer
said  Certificate on the books of the Certificate  Registrar,  with full power of substitution in the premises.

Dated:___________________________

                                             _____________________________________*/
                                                Signature Guaranteed:

                                             ____________________________*/

_________________

*/ NOTICE:  The  signature  to this  assignment  must  correspond  with the name as it appears upon the face of the within Certificate in every particular,  without alteration,  enlargement or any change  whatever.  Such  signature  must be guaranteed by a member firm of the New York
Stock Exchange or a commercial bank or trust company.

                                  DISTRIBUTION INSTRUCTIONS

        The assignee  should  include the following  for the  information  of the  Certificate
Paying Agent:

        Distribution shall be made by wire transfer in immediately available funds to
_______________________________________________________________________, account number
______________, or, if mailed by check, to ______________.

        Applicable statements should be mailed to __________________.

                                            ______________________________
                                            Signature of assignee or agent
                                            (for authorization of wire transfer only)

                                         EXHIBIT J-1

                           FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                                    )

                                            )    ss.:

COUNTY OF                                   )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1.      That he is [Title of Officer] of [Name of Owner]  (record or  beneficial  owner of the
Home  Equity  Loan-Backed  Certificates,  Series  2007-HSA3,  Class  R-[ ] (the  "Owner")),  a
[savings  institution]  [corporation] duly organized and existing under the laws of [the State
of                                      ]  [the  United  States],  on behalf of which he makes
this affidavit and agreement.

2.      That  the  Owner  (i) is not  and  will  not be a  "disqualified  organization"  or an electing  large  partnership  as  of  [date  of  transfer]  within  the  meaning  of  Sections
860E(e)(5)  and 775,  respectively,  of the  Internal  Revenue  Code of 1986,  as amended (the
"Code") or an electing large  partnership under Section 775(a) of the Code, (ii) will endeavor to remain  other than a  disqualified  organization  for so long as it retains  its  ownership interest  in  the  Class  R-[  ]  Certificates,  and  (iii)  is  acquiring  the  Class  R-[  ]
Certificates  for its own  account  or for the  account  of  another  Owner  from which it has received an affidavit  and  agreement in  substantially  the same form as this  affidavit  and
agreement.  (For  this  purpose,  a  "disqualified   organization"  means  an  electing  large
partnership  under  Section  775 of the  Code,  the  United  States,  any  state or  political subdivision  thereof,  any agency or  instrumentality  of any of the foregoing  (other than an instrumentality  all of the  activities  of  which  are  subject  to tax and,  except  for the
Federal  Home Loan  Mortgage  Corporation,  a  majority  of whose  board of  directors  is not
selected  by  any  such  governmental   entity)  or  any  foreign  government,   international
organization  or any agency or  instrumentality  of such foreign  government or  organization, any  rural  electric  or  telephone  cooperative,  or any  organization  (other  than  certain farmers'  cooperatives)  that  is  generally  exempt  from  federal  income  tax  unless  such organization is subject to the tax on unrelated business taxable income).

3.      That the Owner is aware (i) of the tax that would be imposed on  transfers  of Class R
Certificates to disqualified  organizations  or electing large  partnerships,  under the Code, that applies to all  transfers of Class R  Certificates  after March 31, 1988;  (ii) that such
tax  would  be  on  the   transferor   (or,  with  respect  to  transfers  to  electing  large
partnerships,  on each such  partnership),  or, if such  transfer  is through an agent  (which person  includes a broker,  nominee or  middleman)  for a  disqualified  organization,  on the agent;  (iii)  that the person  (other  than with  respect  to  transfers  to  electing  large partnerships)  otherwise  liable for the tax shall be relieved of liability for the tax if the transferee  furnishes to such person an affidavit  that the  transferee is not a  disqualified organization  and, at the time of transfer,  such person does not have actual  knowledge  that the  affidavit  is  false;  and (iv) that the Class  R-[ ]  Certificates  may be  "noneconomic residual  interests" within the meaning of Treasury  regulations  promulgated  pursuant to the
Code and that the  transferor  of a noneconomic  residual  interest will remain liable for any taxes  due with  respect  to the  income on such  residual  interest,  unless  no  significant purpose of the transfer was to impede the assessment or collection of tax.

4.      That the Owner is aware of the tax imposed on a "pass-through  entity" holding Class R
Certificates  if  either  the  pass-through  entity is an  electing  large  partnership  under
Section  775 of the if at any  time  during  the  taxable  year of the  pass-through  entity a disqualified  organization  is the record  holder of an  interest  in such  entity.  (For this purpose,  a "pass  through  entity"  includes a regulated  investment  company,  a real estate investment  trust  or  common  trust  fund,  a  partnership,  trust  or  estate,  and  certain cooperatives.)

5.      The  Owner  is  either  (i) a  citizen  or  resident  of  the  United  States,  (ii) a corporation,  partnership or other entity  treated as a corporation or a partnership  for U.S.
federal  income  tax  purposes  and  created or  organized  in or under the laws of the United
States,  any state thereof or the District of Columbia  (other than a partnership  that is not treated  as a United  States  person  under any  applicable  Treasury  regulations),  (iii) an estate  that is  described  in  Section  7701(a)(30)(D)  of the Code,  or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

6.      The  Owner  hereby  agrees  that it will  not  cause  income  from  the  Class  R- [ ]
Certificates  to be attributable to a foreign  permanent  establishment  or fixed base (within the  meaning of an  applicable  income  tax  treaty)  of the Owner or  another  United  States taxpayer.

7.      That the Owner is aware that the Certificate  Registrar will not register the transfer of any Class R Certificates unless the transferee,  or the transferee's agent,  delivers to it an  affidavit  and  agreement,  among other  things,  in  substantially  the same form as this affidavit and  agreement.  The Owner  expressly  agrees that it will not  consummate  any such transfer if it knows or believes that any of the  representations  contained in such affidavit and agreement are false.

8.      That the  Owner has  reviewed  the  restrictions  set forth on the face of the Class R
Certificates  and the provisions of Section 3.05 of the Trust  Agreement under which the Class
R-[ ]  Certificates  were  issued (in  particular,  clause  (i)(A) and (i)(B) of Section  3.05 which  authorize  the  Certificate  Registrar  to deliver  payments to a person other than the
Owner and  negotiate a  mandatory  sale by the  Servicer  Trustee in the event the Owner holds such  Certificates in violation of Section 3.05).  The Owner  expressly  agrees to be bound by and to comply with such restrictions and provisions.

9.      That the Owner consents to any additional  restrictions or arrangements  that shall be deemed  necessary  upon advice of counsel to  constitute  a reasonable  arrangement  to ensure that the Class R-[ ]  Certificates  will only be owned,  directly or  indirectly,  by an Owner that is not a disqualified organization.

10.     The Owner's Taxpayer Identification Number is _______________________________.

11.     This  affidavit and  agreement  relates only to the Class R-[ ]  Certificates  held by
the  Owner  and  not  to  any  other  holder  of  the  Class  R-[  ]Certificates.   The  Owner
understands   that  the  liabilities   described  herein  relate  only  to  the  Class  R-[  ]
Certificates.

12.     That no  purpose  of the  Owner  relating  to the  transfer  of any of the Class R-[ ]
Certificates  by the Owner is or will be to impede the  assessment  or  collection of any tax;
in  making  this  representation,  the Owner  warrants  that the  Owner is  familiar  with (i)
Treasury Regulation Section  1.860E-1(c) and recent amendments  thereto,  effective as of July
19,  2002,  and  (ii)  the  preamble  describing  the  adoption  of  the  amendments  to  such regulation, which is attached hereto as Exhibit 1.

13.     That the Owner has no present  knowledge or expectation  that it will be unable to pay any United  States  taxes owed by it so long as any of the  Certificates  remain  outstanding.
In this  regard,  the Owner hereby  represents  to and for the benefit of the person from whom it acquired the Class R-[ ] Certificate  that the Owner intends to pay taxes  associated  with holding  such Class R-[ ]  Certificate  as they become due,  fully  understanding  that it may incur tax liabilities in excess of any cash flows generated by the Class R-[  ] Certificate.

14.     That the Owner has no present  knowledge or expectation  that it will become insolvent or  subject  to a  bankruptcy  proceeding  for so long as any of the Class R-[ ]  Certificates remain outstanding.

15.     The Purchaser is not an employee  benefit plan or other plan subject to the prohibited transaction  provisions  of the Employee  Retirement  Income  Security Act of 1974, as amended
("ERISA"),  or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"),  or an  investment  manager,  named  fiduciary or a trustee of any such plan,  or any other Person acting,  directly  or  indirectly,  on behalf of or  purchasing  any  Certificate  with  "plan assets" of any such plan.

               IN WITNESS WHEREOF,  the Owner has caused this instrument to be executed on its behalf,  pursuant to the  authority of its Board of  Directors,  by its [Title of Officer] and
its corporate seal to be hereunto attached,  attested by its [Assistant] Secretary,  this ____
day of __________, ____________.

                                            [NAME OF OWNER]

                                            By:  _____________________________________
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:

[Assistant] Secretary

               Personally  appeared  before me the  above-named  [Name of  Officer],  known or proved to me to be the same person who executed  the  foregoing  instrument  and to be the [Title of Officer] of the Owner,  and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ____ day of __________, ____________.

                                                 NOTARY PUBLIC

                                            COUNTY OF ____________________________
                                            STATE OF _____________________________
                                             My Commission expires the ______ day of _____, 20__.

                                          EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940
(not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the
Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-
1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.
The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the
Office of Management and Budget, Attn: Desk Officer for the Department
of the Treasury, Office of Information and Regulatory Affairs,
Washington, DC, 20503, with copies to the Internal Revenue Service,
Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC
20224. Comments on the collection of information should be received by
September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue
Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation
requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the  "formula test,"  an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future
distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the
REMIC generates losses.
    The notice of proposed rulemaking also contained rules for FASITs.
Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3
I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-
prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the
Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test.
Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section
11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section
1274(d). This is a change from the proposed regulation and Rev. Proc.
2001-12. In those publications the provision stated that  "present values are computed using a discount rate equal to the applicable
Federal rate prescribed in section 1274(d) compounded semiannually"
and that  "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party."  The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury
Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and
the Federal short-term rate has been substituted for the applicable
Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August
19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of
FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August
19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities.
This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the
Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5
U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson.
However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *

                                         EXHIBIT J-2

                                FORM OF TRANSFEROR CERTIFICATE

                                                    ____________ , 20

Residential Funding Mortgage
  Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

LaSalle Bank National Association
135 S. LaSalle Street, Suite 1511
Chicago, Illinois 60603
Attention:  Institutional Trust Services/Structured Finance Services

               Re:    Home Equity Loan-Backed Certificates,
                      Series 2007-HSA3, Class R-[__]

Ladies and Gentlemen:

        This   letter   is   delivered   to  you  in   connection   with   the   transfer   by
                       (the "Seller") to                                     (the "Purchaser")
of  a  [__]%  Percentage  Interest  in  the  Home  Equity  Loan-Backed  Certificates,   Series
2007-HSA3,  Class R-[ ] (the "Certificates"),  pursuant to Section 3.05 of the Trust Agreement
(the  "Trust  Agreement"),  dated  as of  May  [ ],  2007  among  Residential  Asset  Mortgage
Products,  Inc., as seller (the  "Company"),  and Wilmington  Trust Company,  as owner trustee
(the  "Trustee").  All terms used herein and not  otherwise  defined  shall have the  meanings set  forth  in the  Amended  and  Restated  Trust  Agreement.  The  Seller  hereby  certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

        1.     No purpose of the Seller  relating to the  transfer of the  Certificate  by the
Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

        2.     The Seller  understands that the Purchaser has delivered to the Trustee and the
Master  Servicer  a  transfer  affidavit  and  agreement  in the form  attached  to the  Trust
Agreement  as  Exhibit  J-1.  The  Seller  does not know or  believe  that any  representation contained therein is false.

        3.     The  Seller  has  at  the  time  of  the   transfer   conducted  a   reasonable
investigation  of the  financial  condition  of the  Purchaser  as  contemplated  by  Treasury
Regulations Section  1.860E-1(c)(4)(i) and, as a result of that investigation,  the Seller has determined  that the  Purchaser  has  historically  paid its debts as they  become due and has found no  significant  evidence to indicate  that the  Purchaser  will not continue to pay its debts as they become due in the future.  The Seller  understands  that the transfer of a Class
R-[ ]  Certificate  may not be  respected  for  United  States  income tax  purposes  (and the
Seller may continue to be liable for United States income taxes associated  therewith)  unless the Seller has conducted such an investigation.

        4.     The Seller has no actual  knowledge that the proposed  Transferee is not both a
United States Person and a Permitted Transferee.

                                            Very truly yours,

                                            (Seller)

                                            By: __________________________
                                            Name:
                                            Title: